UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2009

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed
Income Funds

■	GOLDMAN SACHS EMERGING MARKETS DEBT

■	GOLDMAN SACHS HIGH YIELD

■	GOLDMAN SACHS INVESTMENT GRADE CREDIT

■	GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT

■	GOLDMAN SACHS U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Portfolio Management Discussion and Performance Summaries	9
Schedules of Investments	26
Financial Statements	66
Notes to Financial Statements	73
Financial Highlights	96
Other Information	106

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Emerging Markets Debt Fund invests primarily in fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in emerging countries where such debt securities are denominated in the local currency of such emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. Since the Fund may invest in non-investment grade fixed income securities and emerging country issuers, it especially will be subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The U.S. Mortgages Fund invests primarily in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investment in mortgage-backed securities (MBS) is subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. This risk may result in greater share price volatility than a fixed income fund not invested in MBS. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

Fixed Income portfolios that:
■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET OVERVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

The combination of improving financial conditions and stability in economic data led to a dramatic increase in demand for riskier fixed income assets during the six months ended September 30, 2009 (the “Reporting Period”). Fears of financial systemic risk were significantly reduced as a result of unprecedented policy mechanisms put in place earlier in the calendar year.

U.S. Fixed Income Market

The U.S. economy showed signs of improvement during the Reporting Period. After edging higher throughout the spring, the Purchasing Managers’ Index, which is an indicator of the economic health of the manufacturing sector, as reported by the Institute of Supply Management, rose above 50 for the first time in 18 months in August 2009. Because a reading above 50 indicates growth in the manufacturing sector, this was one of the strongest and most hopeful pieces of evidence that the economy had begun to pull out of recession. Business inventories declined. Retail sales were also better than expected. Although some of the uptick was attributed to higher gasoline prices, the government’s Cash for Clunkers program also provided a boost to retail sales. Indeed, even excluding auto sales, retail sales rose 1.1% in August 2009, significantly more than the forecasted 0.4% increase, indicating that the renewed strength in private demand was broader than expected.

While the marked upturn in discretionary spending indicated the possibility of sustained economic recovery, consumers continued to be burdened by high debt levels and a weak labor market. The pace of decline in nonfarm payrolls slowed, but at the end of September, the unemployment rate stood at 9.8%, the highest rate since June 1983. Although commodity and energy prices rose during the Reporting Period, inflation remained subdued. In a statement following its June meeting, the Federal Open Market Committee (the “Fed”) stated that “substantial resource slack is likely to dampen cost pressures, and the Committee expects that inflation will remain subdued for some time.” This sentiment was repeated by the Fed following its September meeting.

During the first months of the Reporting Period, what is known as the TED spread, which is the difference in yield between 3-month LIBOR* and 3-month U.S. Treasuries and a common measure of financial stress, stood at about 0.50%. This was the lowest reading of the TED spread since the middle of 2007, before the credit crisis hit in earnest. Interest rates rose during most of the second calendar quarter, but reversed course in the final weeks of June as heavy supply was well absorbed. Nevertheless, the 10-year Treasury ended the second calendar quarter 87 basis points (0.87%) higher at a yield of 3.53%. Notably, the U.S. Treasury yield curve, or spectrum of maturities, reached its steepest level ever, meaning the yields on securities with longer-term maturities were significantly higher than the yields on securities with shorter-term maturities. The differential between 2- and 10-year Treasury notes reached 275 basis points (2.75%) in May before ending June at

*	LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

MARKET OVERVIEW

242 basis points (2.42%). Investors showed a strong appetite for risky assets and all spread, or non-Treasury, sectors handily outperformed U.S. Treasuries.

In the third calendar quarter, interest rates were relatively stable and even declined slightly, aided by continued signs of easy monetary policy. In its statement following its September meeting, the Fed stated that it “continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The 10-year Treasury ended the Reporting Period 23 basis points (0.23%) lower at a yield of 3.31%. The 10-year Treasury remained surprisingly strong mainly due to support from international and domestic fund flows. The Treasury yield curve flattened slightly, meaning the difference in yields between shorter-term and longer-term Treasury securities narrowed. Still, the Treasury yield curve remained steep as the differential between the 2- and 10-year Treasury notes was 236 basis points (2.36%) at the end of September. Investors continued to show a strong appetite for risky assets and all non-Treasury sectors added to their year-to-date outperformance versus Treasuries.

■	Investment grade corporate bonds staged a remarkable rally during the Reporting Period. Credit spreads, or the difference in yields between corporate bonds and duration-equivalent Treasury securities, tightened in the face of positive economic data, favorable supply and demand technicals, and investors’ growing risk appetite. In fact, spreads ended the Reporting Period at their narrowest levels of the calendar year, reaching levels not seen since June 2008 before the aggressive selloff of the financial crisis. Financials led this sustained rally, driven by the increased issuance of debt securities by banks as they deleveraged their balance sheets and plugged funding gaps. Although investment grade corporate bond issuance was robust throughout the Reporting Period, supply was unable to keep up with demand. The correlation (or, the tendency to move in tandem) between the highest and lowest quality credits decreased as lower quality credits made the largest gains.

■	U.S. mortgage-backed securities turned in solid performance during the Reporting Period, as agency securities continued to benefit from robust government demand. In line with other risky assets, credit-sensitive mortgages performed well. Meanwhile, non-agency mortgage securities, especially prime mortgages, rallied from lows reached during the first quarter of 2009 in anticipation of the U.S. government’s Public-Private Investment Program (PPIP) and indications that the residential housing market might be stabilizing.

■	Commercial mortgage-backed securities (CMBS) outperformed Treasuries, as investors purchased CMBS eligible for the U.S. government’s Term Asset-backed Loan Facility (TALF). There was also strong demand for Re-REMICs, which are pools of commercial mortgage-backed securities that tend to have higher credit enhancement on senior tranches. However, the commercial real estate market remained extremely weak with the Moody’s/REAL National All Property Type Aggregate Index about 30% below its late 2007 peak.

■	High yield corporate bonds rallied strongly during the Reporting Period as investors sought higher yields in the near-zero interest rate environment. Strength in the high yield corporate bond market was further attributable to perceived economic and financial stability and increased liquidity. The largest gains were made by bonds rated CCC or lower.

MARKET OVERVIEW

Companies at risk of covenant breaches and seeking to reduce their exposure to near-term maturities issued bonds to replace bank debt in their capital structure. As liquidity improved and default expectations were revised downward, many companies were able to use internal cash flows to refinance near-term debt obligations. High yield companies also worked to repair their balance sheets by issuing equity to reduce leverage. Calendar year-to-date through September 30, 2009, approximately $24 billion in equity capital had been issued by high yield companies.

Emerging Markets Debt

As the Reporting Period began, global central banks had acted aggressively to improve liquidity in financial markets, thereby mitigating systemic risk, encouraging an increase in investor risk appetite, and stemming the flight to safety. Global economic data from around the world soon began to show signs of improvement. Manufacturing data, U.S. housing prices, corporate earnings, retail sales, and consumer confidence were all up and better than expected.

Emerging markets debt rallied as economic data in developed markets improved. The market also benefited from the strong support for the emerging markets at the April 2009 G20 summit, including a pledge to triple the International Monetary Fund’s (IMF) resources. Further, demand for crude oil and base metals rebounded, indicating that global trade was on the road to recovery. Given the high demand for higher-yielding assets, the general market consensus seemed to be that the worst of the global recession was over. The positive news about the developed markets, along with robust and coordinated global economic support from the IMF and other multinational financial institutions, reduced perceived risk for emerging market economies and enhanced the performance of emerging market assets.

In the J.P. Morgan EMBI Global Diversified Index, Argentina (+131.96% in U.S. dollar terms**), Ukraine (+94.28%) and Pakistan (+83.77%) were the top performers during the Reporting Period. Egypt (+4.95%), China (+5.95%) and Chile (+9.04%) were the weakest.

In the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, the top performers during the Reporting Period were Argentina (+170.48% in U.S. dollar terms**), Hungary (+57.07%) and Indonesia (+43.32%), while China (-0.40%), Chile (+4.77%) and Thailand (+4.79%) turned in the weakest performance.

Looking Ahead

U.S. Fixed Income Market

In our view, the U.S. economy will likely continue to rebound in the months ahead, but the sustainability of the recovery remains an open question. Most of the economic growth during the second half of 2009 is being driven by what may be temporary factors, including government spending, corporate cost-cutting and inventory rebuilding. We expect

**	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

MARKET OVERVIEW

that these sources of growth will begin to fade in 2010, and consumer spending and/or business investment will need to sustain the recovery.

We believe prospects for consumption are still the key, because we see little potential for business investment to be a strong source of growth unless end-demand improves. While retail sales saw an uptick, with help from a temporary boost to auto sales with the Cash for Clunkers program and from higher gas prices, we think sustainable growth in consumer spending will depend largely on whether improvements in the job market and housing prices can continue. The pace of job cuts has slowed significantly, but U.S. employment remains very weak and the unemployment rate may well continue to rise. We believe the job market will continue to stabilize in the coming months, with unemployment peaking at slightly more than 10%. Still, the ongoing decline in hourly earnings suggests the job market will remain a challenge for consumers for some time to come.

As with employment, housing prices have stabilized in recent months but probably have further downside risk. In our view, home price gains during the Reporting Period were exaggerated by a summer seasonal boost combined with a foreclosure moratorium earlier in the year that temporarily reduced the supply of foreclosed homes being sold at distressed prices. We expect home prices to turn down again over the winter of 2009-2010 given the typical drop in demand during winter months. Plus, the pent-up foreclosure supply is likely to hit the market during these same months. That said, housing affordability has improved dramatically, particularly in markets like California that led the downturn. We believe that seasonal effects may well turn positive again after the winter, and we expect the California market to establish a true bottom in the spring of 2010, with other markets to follow. Considering the overall stabilization anticipated in housing prices and employment, as well as the continuing challenges in both sectors, we think consumption is likely to improve but remain rather subdued going forward over the near term.

With respect to a somewhat longer-term perspective, we believe the U.S. economy may expand at a year-over-year rate of about 2.4% over the next 12 months, slightly below the consensus forecast of 2.6%. We anticipate inflation of about 1.4% over the same period, which is also below the consensus forecast of about 1.8%.

In the near-term, we believe the risks to our view are probably tilted to the upside. The recovery appears to have gained momentum, and rebounds after a severe recession tend to exceed expectations. Over the longer term, we continue to see the possibility of higher inflation given the unprecedented amount of monetary and fiscal stimulus, but we see little potential for hyperinflation.

Given this view, in the months ahead, we still think there is value in the non-Treasury sectors of the market, although perhaps not as much so as at the beginning of the Reporting Period. We believe that high yield corporate bond returns, in particular, are likely to remain volatile until there is clarity on the strength of the recovery in the U.S. and the global economy. That said, we believe the stronger equity markets will continue to provide support for higher recovery values and aid in debt repayment through initial public offerings and share issuances. Default expectations vary substantially. Standard & Poor’s projects 13.9% for the 12 months beginning in August 2009, while Credit Suisse First Boston and Moody’s each predict a decline in speculative grade defaults. They forecast a

MARKET OVERVIEW

default rate in 2010 of 3% to 5% and 4.4%, respectively. For the U.S. Treasury market, we expect slow growth and low inflation to be supportive of still-lower yields.

Emerging Markets Debt

The environment for emerging market debt continues to be favorable, in our view, as a result of supportive sovereign macroeconomic stabilization programs and improved debt management efforts. In our opinion, they will continue to buffer the headwinds of a significant deterioration in global growth and the decline in capital flows. Despite positive long-term supply and demand dynamics, the 2008 global liquidity crunch — which sparked deleveraging, risk reduction and redemptions — was responsible for a dramatic decline in the assets of many emerging economies. However, investor demand and risk appetite picked up as the global economy stabilized. We expect supply and demand conditions to remain favorable as emerging countries continue to pay down more debt than they issue.

During previous large-scale crises in emerging economies, specifically the Latin American debt crisis and the Asian crisis in the late 1990s, private capital flows disappeared for a substantial period of time, recovering slowly. In our opinion, today’s lower deficits and larger foreign exchange reserves are providing better protection. Although these buffers cannot completely prevent the transmission of financial stress from developed to developing countries, they can blunt the economic impact and reduce the risk of default. In our opinion, this explains the relatively benign response of emerging markets debt to the recent financial crisis.

Meanwhile, local emerging markets have dramatically transformed in the last few years, deepening and becoming more liquid. The investor base has also grown and become more diversified. Inflows are rather consistent and stem from strategic investors, trends we consider durable. Future returns are likely to be driven by foreign currency appreciation and interest rate convergence. Emerging market currencies are underpinned by current account surpluses and strong growth rates relative to developed economies. In our view, they are not easily undermined and can anchor valuations over the medium term. As for the interest rates of emerging countries, we expect them to decline along with inflation and sovereign risk. Emerging external market spreads, or the difference in yields between emerging market debt and comparable duration U.S. Treasuries, tightened dramatically during the last decade, and we expect local emerging market yields to follow the same trend.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this report. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this report.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Emerging Markets Debt Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 31.05%, 30.66% and 31.24%, respectively. These returns compare to the 23.02% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) (the “J.P. Morgan Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s currency exposure to the Brazilian real contributed the most to its relative performance. As mentioned in our Market Review, emerging market currencies have been underpinned by current account surpluses and strong growth rates relative to developed economies. In our view, they are not easily undermined and can anchor valuations over the medium term. Sector and issue selection also enhanced Fund returns.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund’s exposure to emerging market corporate bonds and quasi-sovereigns added to the Fund’s results versus the J.P. Morgan Index. Issue selection in corporate bonds and quasi-sovereign issuers also boosted relative performance.

More specifically, the Fund benefited from country and issuer selection in Argentine and Ukrainian external debt. In Argentina, bond prices outperformed on the back of unfavorable electoral results for the current Kirchner government, which lost the majority in both the lower house and the senate. Higher commodity prices also supported the country’s fiscal and current accounts. Investors seemed heartened about a potential agreement with multilateral institutions and other debt holders that would result in the repayment of defaulted debt from 2005. This would be a qualitative change in the government’s attitude towards economic policies. In addition, the government is working to enhance the credibility of Argentina’s national statistics
Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

agency, widely believed to have underestimated inflation readings and overestimated real growth numbers. Ukraine’s debt outperformed as Ukraine restarted its International Monetary Fund program. In April, the head of the IMF mission announced the team would recommend the disbursal of the second tranche of a $2.8 billion loan, a much larger amount than the originally scheduled $1.8 billion.

Detracting from the Fund’s performance versus the J.P. Morgan Index was country positioning and security selection in Indonesian external debt. Moody’s recently raised Indonesia’s foreign currency sovereign debt rating and confirmed the outlook as stable, citing the country’s strong macroeconomic management, growing policy credibility, and smooth political transition in recent elections. As expected, the Bank of Indonesia kept rates unchanged at 6.5% in September in response to a stronger domestic economy and a possible uptick in 2010 inflation because of higher commodity prices. Still, inflation has remained tame to date and is expected to be within the central bank’s target range of 4% to 6%.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	Were there any notable changes in the Fund’s sector weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2009?

A	At the end of September 2009, the Fund had overweighted positions relative to the J.P. Morgan Index in Qatar and South Korea and underweighted positions in Panama and Lebanon.

FUND BASICS

Emerging Markets Debt Fund
as of September 30, 2009

PERFORMANCE REVIEW

April 1, 2009–	Fund Total Return	J.P. Morgan EMBI Global	30–Day
September 30, 2009	(based on NAV1)	Diversified Index[2]	Standardized Yield[3]

Class A	31.05%	23.02%	5.82%
Class C	30.66	23.02	5.35
Institutional	31.24	23.02	6.43

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/09	One Year	Five Years	Since Inception	Inception Date

Class A	13.88%	8.57%	9.86%	8/29/03
Class C	17.32	N/A	5.91	9/29/06
Institutional	19.72	9.96	11.11	8/29/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.22%	1.44%
Class C	1.97	2.19
Institutional	0.88	1.10

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 COUNTRY ALLOCATION6

	Percentage of Net Assets
	as of 9/30/09	as of 3/31/09

Indonesia	10.3%	9.4%
Brazil	9.2	9.3
Mexico	6.9	5.2
Turkey	6.3	4.5
Russia	6.3	9.1
Venezuela	5.5	5.1
Philippines	4.9	6.8
Argentina	4.2	2.2
Uruguay	3.7	3.4
Peru	3.3	3.5

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 3.4% as of 9/30/09 and 14.0% as of 3/31/09.

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs High Yield Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 35.37%, 35.27%, 35.08%, 35.73%, 35.53%, 35.74% and 35.47%, respectively. These returns compare to the 40.25% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. High Yield Index, 2% Issuer Cap (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underweighted position in financials detracted most from its results relative to the Barclays Index. This was somewhat offset by an allocation to European high yield bonds and exposure to lower-rated issues.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s underweighted position compared to the Barclays Index in financials detracted most from relative performance. The financial sector’s weight grew from 8.25% to 10.71% in the Barclays Index, largely because of the number of “fallen angels,” that is, bonds that were previously investment grade. The strong performance also appeared to be the result of exchange offers, in which bondholders swap the bonds they own for another class of debt.

The Fund’s underweighted allocations to deep cyclical sectors, such as retail and home construction, were also a drag on its overall performance. Specific names also detracted from relative performance, including holdings in Rite Aid, Toys R Us, and Beazer Homes USA.
Adding modestly to the Fund’s results was its exposure to historically defensive sectors, such as packaging, consumer services, health care, and gaming, all of which outperformed the Barclays Index in the difficult economic environment. The portfolio particularly benefited from exposure to bonds issued by Beverage Packaging Holdings, Catalent Pharma Solutions and MGM Mirage. European names, including Carlsson Wagonlit Travel and Europcar, contributed to relative performance positively as well. Investments in lower-rated issues added value, as bonds rated CCC and lower outperformed higher quality high yield issues during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	Were there any notable changes in the Fund’s sector weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2009?

A	At the end of September 2009, the Fund was overweighted B-rated bonds relative to the Barclays Index. It also had exposure to European high yield bonds, which are not represented in the benchmark index.

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

FUND BASICS

High Yield Fund
as of September 30, 2009

PERFORMANCE REVIEW

		Barclays Capital
	Fund Total Return	U.S. High Yield Index	30-Day
April 1, 2009–September 30, 2009	(based on NAV)[1]	2% Issuer Cap[2]	Standardized Yield[3]

Class A	35.37%	40.25%	8.01%
Class B	35.27	40.25	7.65
Class C	35.08	40.25	7.65
Institutional	35.73	40.25	8.73
Service	35.53	40.25	8.23
Class IR	35.74	40.25	8.60
Class R	35.47	40.25	8.14

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. High Yield Index, 2% Issuer Cap, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	10.51%	3.95%	5.59%	5.30%	8/1/97
Class B	9.70	3.74	5.31	4.93	8/1/97
Class C	13.91	4.17	5.32	4.95	8/15/97
Institutional	16.40	5.32	6.48	6.10	8/1/97
Service	15.70	4.76	5.94	5.56	8/1/97
Class IR	16.33	N/A	N/A	2.14	11/30/07
Class R	15.41	N/A	N/A	1.56	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.07%	1.08%
Class B	1.82	1.83
Class C	1.82	1.83
Institutional	0.73	0.74
Service	1.23	1.24
Class IR	0.82	0.83
Class R	1.32	1.33

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 ISSUERS AS OF 9/30/096

Company	% of Net Assets	Line of Business

Sprint Nextel	2.3%	Telecommunications — Cellular
Ford	2.2	Automotive
HCA	2.1	Health Care — Services
Intelsat	1.8	Telecommunications — Satellites
GMAC	1.8	Finance
Cablevision	1.5	Media — Cable
MGM Mirage	1.3	Gaming
Chesapeake Energy	1.2	Energy — Exploration & Production
Sungard Data	1.1	Technology — Software/Services
UPC Holding	1.1	Media — Cable

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP 10 INDUSTRY ALLOCATION7

	Percentage of Net Assets
	as of 9/30/09	as of 3/31/09

Health Care — Services	5.3%	5.5%
Telecommunications — Cellular	5.2	4.6
Gaming	5.2	3.0
Energy — Exploration & Production	4.5	4.0
Packaging	4.1	3.5
Media — Cable	3.8	4.2
Utilities — Electric	3.7	5.5
Finance	3.7	1.3
Telecommunications	3.5	3.4
Chemicals	3.5	2.9

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Investment Grade Credit Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 19.04%, 19.25% and 19.28%, respectively. These returns compare to the 16.94% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Credit Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s cross-sector positioning relative to its benchmark contributed most to its results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s overweighted positions in corporate bonds and mortgage-backed securities particularly buoyed relative performance. Individual issue selection within investment grade corporate bonds also added to results, although selection within subordinated financials detracted from relative performance modestly.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	The Fund benefited from our cross-sector strategy, particularly a negative basis position in which the portfolio was long corporate cash bonds and short synthetics. During the Reporting Period, the relationship between corporate cash bonds and synthetics remained more volatile than in the past, which increased the basis risk. Basis risk is the risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments creates the potential for excess gains or losses in a hedging strategy, thus adding risk to the position.
Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Credit Index.

The Fund also benefited during the Reporting Period from a modestly overweighted allocation compared to the Barclays Index to investment grade corporate bonds, which delivered their best quarterly excess return over Treasuries on record during the second calendar quarter. Investment grade corporate bonds continued to rally during the third calendar quarter, as strong demand allowed record issuance to be well absorbed.

In addition, the Fund’s exposure to credit-sensitive mortgage-backed securities was beneficial. Non-agency residential mortgage-backed securities (RMBS), including adjustable-rate mortgages (ARMs), performed especially well. RMBS benefited from improved supply and demand technicals and were further boosted by the release of details that indicated support of the sector within the highly anticipated Public-Private Investment Program (PPIP) and in part due to a variety of housing market indicators suggesting overall activity seemed to be stabilizing. For example, new home sales increased in August 2009 for the fourth consecutive month. Also, 18 of the 20 cities comprising the S&P/Case-Shiller Home Price Index posted modest price gains, and sales of existing homes rose for the fourth straight month.

Issue selection within the investment grade corporate bond sector also proved effective, primarily within the financials industry. However, selection within the Fund’s overweighted exposure to subordinated debt detracted from relative performance. Subordinated debt is debt that ranks below other securities with regard to claims on assets or earnings, but which typically offers a higher rate of return than senior debt due to the increased inherent risk.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	Were there any notable changes in the Fund’s sector weightings during the Reporting Period?

A	In response to rapid spread tightening during the Reporting Period, we trimmed the Fund’s overweighted position in corporate bonds and concentrated on individual issue selection. Spreads, or the difference in yields between non-Treasury sectors and duration-equivalent Treasury securities, contracted, as excess liquidity from government policy and programs made its way into the market.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2009?

A	At the end of September 2009, the Fund had overweighted positions relative to the Barclays Index in quasi-government bonds, financial and utilities corporate bonds, and RMBS. The Fund had underweighted allocations to industrial corporate bonds and to emerging markets debt relative to the benchmark index.

FUND BASICS

Investment Grade Credit Fund
as of September 30, 2009

PERFORMANCE REVIEW

April 1, 2009–	Fund Total Return	Barclays Capital	30-Day
September 30, 2009	(based on NAV)[1]	U.S. Credit Index[2]	Standardized Yield[3]

Class A	19.04%	16.94%	3.90%
Institutional	19.25	16.94	4.41
Separate Account Institutional	19.28	16.94	4.46

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/09	One Year	Five Years	Since Inception	Inception Date

Class A	7.70%	1.71%	2.45%	11/3/03
Institutional	12.17	2.87	3.52	11/3/03
Separate Account Institutional	12.20	2.94	3.57	11/3/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Effective July 29, 2009, the maximum sales charge for Class A was changed retroactively from 4.50% to the current charge of 3.75% for Class A shares. As a result, the Standardized Average Total Returns reflect the updated sales charge for Class A since inception. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.97%
Institutional	0.40	0.63
Separate Account Institutional	0.35	0.58

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Please refer to the table below for Top Ten Industry Allocations in the Corporate Obligations Sector.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

TOP TEN INDUSTRY ALLOCATIONS10

	Percentage of Net Assets
	as of 9/30/09	as of 3/31/09

Banks	17.2%	12.2%
Pipelines	9.1	6.7
Electric	6.5	8.2
Media	6.4	7.9
Energy	5.2	4.8
Wirelines and Wireless Communications	5.0	5.9
Insurance	4.6	6.2
Brokerage	3.3	7.3
Food & Beverage	3.2	3.6
Real Estate Investment Trusts	3.0	5.4

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

PORTFOLIO RESULTS

Goldman Sachs Local Emerging
Markets Debt Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Local Emerging Markets Debt Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 26.09%, 25.43% and 26.16%, respectively. These returns compare to the 26.01% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (with dividends reinvested) (the “J.P. Morgan Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s currency exposure to the Brazilian real and the Peruvian new sol contributed the most to its returns. As mentioned in our Market Review, emerging market currencies have been underpinned by current account surpluses and strong growth rates relative to developed economies. In our view, they are not easily undermined and can anchor valuations over the medium term. Country and issue selection were also advantageous to the Fund’s results.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	The Fund benefited from country and issue selection in Hungary and Turkey. Hungary posted a second-quarter current account surplus, above consensus expectations and the country’s first surplus in more than a decade, thereby reducing the need for external financing. The surplus was accompanied by a sharp drop in domestic demand growth and aided by international funding from the IMF, World Bank, and European Union. Hungary’s economy seems to be on the path to a gradual recovery with a manageable external deficit. Detracting from Fund results was country and issue selection in Mexico and Peru.
Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	Were there any notable changes in the Fund’s sector weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings during the Reporting Period.

Q	How was the Fund positioned at the end of September 2009?

A	At the end of September 2009, the Fund’s largest positions were in Brazil and Indonesia, and its smallest positions were in Uruguay and Hungary.

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

FUND BASICS

Local Emerging Markets Debt Fund
as of September 30, 2009

PERFORMANCE REVIEW

April 1, 2009–	Fund Total Return	J.P. Morgan GBI EM	30-Day
September 30, 2009	(based on NAV1)	Global Diversified Index[2]	Standardized Yield[3]

Class A	26.09%	26.01%	4.87%
Class C	25.43	26.01	4.39
Institutional	26.16	26.01	5.47

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan GBI EM Global Diversified Index is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ending 9/30/09	One Year	Since Inception	Inception Date

Class A	0.95%	-4.57%	2/15/08
Class C	4.96	-2.56	2/15/08
Institutional	5.99	-1.57	2/15/08

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.65%
Class C	2.10	2.40
Institutional	1.01	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 COUNTRY ALLOCATION6

	Percentage of Net Assets
	as of 9/30/09	as of 3/31/09

Brazil	10.4%	2.5%
Mexico	8.7	10.9
Turkey	8.5	7.2
South Africa	6.6	—
Poland	5.7	4.4
Hungary	5.3	4.4
Peru	4.6	4.9
Uruguay	2.9	2.8
Indonesia	2.9	4.8
Russia	2.8	3.8

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 31.1% as of 9/30/09 and 44.0% as of 3/31/09.

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs U.S. Mortgages Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 7.73%, 7.81% and 7.84%, respectively. These returns compare to the 4.90% cumulative total return of the Fund’s benchmark, the Barclays Capital Securitized Index (with dividends reinvested) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited most from an overweighted position relative to the Barclays Index in non-agency residential mortgage-backed securities (RMBS). Its short duration position compared to the Barclays Index also enhanced relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. An overweighted allocation to commercial mortgage-backed securities (CMBS) further contributed to relative performance. Individual issue selection in RMBS, CMBS, and asset-backed securities (ABS) detracted from relative performance.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	The Fund’s exposure to credit-sensitive mortgage-backed securities was beneficial. Non-agency RMBS, including adjustable-rate mortgages (ARMs), performed especially well. RMBS benefited from improved supply and demand technicals and were further boosted by the release of details that indicated support of the sector within the highly anticipated Public-Private Investment Program (PPIP) and in part due to a variety of housing market indicators suggesting overall activity seemed to be stabilizing. For example, new home sales increased in August 2009 for the fourth consecutive month. Also, 18 of the 20 cities comprising the S&P/Case-Shiller Home Price Index posted modest price gains, and sales of existing homes rose for the fourth straight month.
Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

An overweighted position in CMBS added to the Fund’s relative performance on strong demand for CMBS bonds eligible for the U.S. government’s Term Asset-backed Loan Facility (TALF). There was also strong demand for Re-REMICs, which are pools of commercial mortgage-backed securities that tend to have higher credit enhancement on senior tranches.

The major detractor from the Fund’s relative performance during the Reporting Period was individual issue selection among collateralized mortgage-backed securities, CMBS and mortgage-related ABS.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Overall, the Fund’s short duration position in the longer-maturity end of the U.S. fixed income yield curve relative to the Barclays Index contributed positively to its performance. This was especially true during the second quarter of 2009, as interest rates rose during these months on improving financial conditions and a stabilization of macroeconomic data. However, the same positioning detracted from performance as interest rates declined during the third calendar quarter, with U.S. government securities rallying as supply was generally well absorbed.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s cash position and increased its allocations to CMBS and collateralized mortgage obligations (CMOs).

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of September 2009?

A	At the end of September 2009, the Fund had overweighted allocations relative to the Barclays Index in agency securities, non-agency ARMs and CMBS. The Fund was underweight relative to the benchmark index in ABS, agency ARMs and premium agency pass-through mortgages. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

FUND BASICS

U.S. Mortgages Fund
as of September 30, 2009

PERFORMANCE REVIEW

April 1, 2009–	Fund Total Return	Barclays Capital	30-Day
September 30, 2009	(based on NAV)[1]	Securitized Index[2]	Standardized Yield[3]

Class A	7.73%	4.90%	3.66%
Institutional	7.81	4.90	4.17
Separate Account Institutional	7.84	4.90	4.22

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/09	One Year	Five Years	Since Inception	Inception Date

Class A	6.17%	3.09%	3.45%	11/3/03
Institutional	10.68	4.28	4.53	11/3/03
Separate Account Institutional	10.62	4.34	4.57	11/3/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Effective July 29, 2009, the maximum sales charge for Class A was changed retroactively from 4.50% to the current charge of 3.75% for Class A shares. As a result, the Standardized Average Total Returns reflect the updated sales charge for Class A since inception. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.91%
Institutional	0.40	0.57
Separate Account Institutional	0.35	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities.
[7]	Federal Agencies are mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae instruments are backed by the full faith and credit of the United States.
[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Sovereign Debt Obligations – 70.8%

Argentina – 4.2%
Republic of Argentina (B-/NR)
$4,320,000	7.000%		03/28/11	$3,931,800
5,840,000	7.000		10/03/15	4,202,529
3,090,000	2.500	(a)	12/31/38	1,035,150

				9,169,479

Brazil – 7.4%
Federal Republic of Brazil (BBB-/Baa3)
900,000	6.000		01/17/17	969,300
5,185,000	8.000		01/15/18	5,999,045
1,780,000	5.875		01/15/19	1,909,940
5,330,000	8.250		01/20/34	7,027,605
350,000	5.625		01/07/41	341,243

				16,247,133

Colombia – 1.2%
Republic of Colombia (BBB-/Ba1)
2,240,000	7.375		03/18/19	2,576,000

Dominican Republic – 1.2%
Dominican Republic (B/B2)
1,085,326	9.040		01/23/18	1,150,445
1,160,000	8.625		04/20/27	1,125,200
300,000	8.625	(b)	04/20/27	291,000

				2,566,645

El Salvador – 0.6%
Republic of El Salvador (BB/Baa3)
1,330,000	8.250		04/10/32	1,416,450

Gabon(b) – 0.6%
Republic of Gabon (BB-/NR)
1,380,000	8.200		12/12/17	1,421,400

Georgia – 0.2%
Republic of Georgia (B/NR)
570,000	7.500		04/15/13	547,200

Ghana – 0.3%
Republic of Ghana (B+/NR)
580,000	8.500		10/04/17	578,550

Indonesia – 10.3%
Republic of Indonesia (BB-/Ba2)
4,650,000	6.750		03/10/14	4,987,125
3,770,000	10.375		05/04/14	4,589,975
5,340,000	11.625	(b)	03/04/19	7,502,700
480,000	11.625		03/04/19	674,400
740,000	6.625		02/17/37	731,675
300,000	7.750		01/17/38	333,000
3,400,000	7.750	(b)	01/17/38	3,774,000

				22,592,875

Iraq – 0.7%
Republic of Iraq (NR/NR)
2,090,000	5.800		01/15/28	1,575,338

Lebanon – 1.2%
Republic of Lebanon MTN (B-/NR)
2,983,500	4.000		12/31/17	2,610,563

Malaysia – 1.8%
Malaysia (A-/A3)
3,500,000	7.500		07/15/11	3,851,013

Mexico – 3.9%
United Mexican States (BBB+/Baa1)
420,000	5.625		01/15/17	440,475
2,560,000	5.950		03/19/19	2,694,400
1,990,000	7.500		04/08/33	2,378,050
950,000	6.750		09/27/34	1,047,375
1,990,000	6.050		01/11/40	2,007,512

				8,567,812

Pakistan(b) – 0.4%
Islamic Republic of Pakistan (B-/B3)
1,070,000	6.875		06/01/17	914,850

Panama – 1.3%
Republic of Panama (BB+/Ba1)
2,542,000	6.700		01/26/36	2,796,200

Peru – 3.3%
Republic of Peru (BBB-/Ba1)
2,910,000	7.125		03/30/19	3,368,325
1,790,000	8.750		11/21/33	2,389,650
1,380,000	6.550		03/14/37	1,500,750

				7,258,725

Philippines – 4.9%
Republic of Philippines (NR/Ba3)
2,325,000	7.500		09/25/24	2,624,460
Republic of Philippines (BB-/Ba3)
690,000	8.375		06/17/19	840,903
1,000,000	9.500	(c)	10/21/24	1,272,500
4,200,000	10.625		03/16/25	5,911,500

				10,649,363

Poland – 2.3%
Republic of Poland (A-/A2)
4,420,000	6.375		07/15/19	4,944,212

Qatar – 1.0%
State of Qatar (AA-/Aa2)
950,000	6.550		04/09/19	1,059,250
1,100,000	6.550	(b)	04/09/19	1,226,500

				2,285,750

Russia(a) – 6.3%
Russian Federation (BBB/Baa1)
12,675,900	7.500		03/31/30	13,832,576

Serbia(a) – 0.5%
Republic of Serbia (BB-/NR)
1,140,000	3.750		11/01/24	1,122,900

South Africa – 1.1%
Republic of South Africa (BBB+/A3)
1,490,000	6.875		05/27/19	1,666,938
700,000	5.875		05/30/22	719,250

				2,386,188

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)

Sri Lanka – 0.3%
Republic of Sri Lanka (B/NR)
	$540,000	8.250%		10/24/12	$549,450

Turkey – 6.3%
Republic of Turkey (BB-/Ba3)
	1,910,000	6.750		04/03/18	2,010,275
	2,760,000	7.000		03/11/19	2,939,400
	2,020,000	7.500		11/07/19	2,224,525
	3,980,000	7.250		03/05/38	4,114,325
Turkey Government Bond (BB/NR)
TRY	3,411,763	10.000		02/15/12	2,586,411

					13,874,936

Ukraine – 2.1%
Ukraine Government (CCC+/B2)
	$1,420,000	6.875		03/04/11	1,317,050
EUR	900,000	4.950		10/13/15	968,005
	$1,130,000	6.580		11/21/16	887,050
	1,960,000	6.750		11/14/17	1,538,600

					4,710,705

Uruguay – 3.7%
Republic of Uruguay (BB/Ba3)
	3,449,587	8.000		11/18/22	3,863,537
	2,350,000	6.875		09/28/25	2,420,500
	1,820,000	7.625		03/21/36	1,929,200

					8,213,237

Venezuela – 3.7%
Republic of Venezuela (NR/B2)
	1,210,000	7.650		04/21/25	807,675
Republic of Venezuela (BB-/B2)
	1,060,000	13.625		08/15/18	1,091,800
	9,960,000	6.000		12/09/20	6,150,300

					8,049,775

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $139,718,279)					$155,309,325

Corporate Obligations – 22.6%

Bermuda – 1.9%
Digicel Group Ltd. (NR/Caa1)
	$1,570,000	8.875%		01/15/15	$1,460,100
Qtel International Finance Ltd. (A-/A1)(b)
	2,400,000	7.875		06/10/19	2,742,000

					4,202,100

Brazil – 1.7%
Companhia Energetica de Sao Paulo (NR/Ba2)
BRL	3,695,168	9.750		01/15/15	2,079,339
Independencia International Ltd. (NR/WR)(b)(d)
	$1,970,000	9.875		05/15/15	344,750
RBS – Zero Hora Editora Jornalistica SA (BB/NR)(b)

BRL	800,000	11.250		06/15/17	365,771

Telemar Norte Leste S.A. (NR/Baa2)(b)
	860,000	9.500		04/23/19	1,027,700

					3,817,560

Cayman Islands – 1.5%
CSN Islands XI Corp. (BB+/Ba1)(b)
	800,000	6.875		09/21/19	802,000
Petrobras International Finance Co. (BBB-/Baa1)
	2,210,000	7.875		03/15/19	2,535,975

					3,337,975

Chile – 0.8%
Corporacion Nacional del Cobre (A/A1)
	400,000	7.500		01/15/19	480,382
Empresa Nacional del Petroleo (BBB/A3)(b)
	1,100,000	6.250		07/08/19	1,168,452

					1,648,834

Colombia – 2.5%
Ecopetrol SA (BB+/Baa2)(b)
	2,530,000	7.625		07/23/19	2,758,555
EEB International Ltd. (BB/NR)(b)
	690,000	8.750		10/31/14	741,750
TGI International Ltd. (BB/NR)
	1,040,000	9.500		10/03/17	1,123,200
	760,000	9.500	(b)	10/03/17	817,000

					5,440,505

Ireland – 1.1%
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB+/Ba2)
	1,140,000	8.375		04/30/13	1,188,450
	640,000	9.125	(b)	04/30/18	670,400
	430,000	9.125		04/30/18	450,425

					2,309,275

Kazakhstan – 2.6%
KazMunaiGaz Finance Sub BV (BB+/Baa2)
	2,010,000	8.375	(b)	07/02/13	2,115,525
	850,000	11.750		01/23/15	1,005,125
	2,100,000	11.750	(b)	01/23/15	2,483,250

					5,603,900

Malaysia(b) – 0.9%
Petronas Capital Ltd. (A-/A1)
	2,000,000	5.250		08/12/19	2,024,108

Mexico – 3.0%
Pemex Project Funding Master Trust (BBB+/Baa1)
	2,220,000	1.599	(e)	06/15/10	2,217,336
	1,370,000	5.750		03/01/18	1,365,205
Petroleos Mexicanos (BBB+/Baa1)
	2,770,000	8.000		05/03/19	3,163,340

					6,745,881

Netherlands(b) – 0.5%
Arcos Dorados BV (BBB-/Ba2)
	1,050,000	7.500		10/01/19	1,042,081

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Qatar(b) – 1.5%
Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa2)
	$3,200,000	5.500%	09/30/14	$3,384,000

South Africa – 1.1%
Peermont Proprietary Global Ltd. (B/B3)
EUR	1,910,000	7.750	04/30/14	2,375,747

Trinidad and Tobago(b) – 0.9%
Petroleum Co. of Trinidad & Tobago Ltd. (BBB/Baa3)
	$1,730,000	9.750	08/14/19	1,956,574

United Arab Emirates(b) – 0.8%
Dolphin Energy Ltd. (NR/Aa3)
	1,700,000	5.888	06/15/19	1,718,071

Venezuela – 1.8%
Petroleos de Venezuela SA (NR/NR)(f)
	920,000	0.000	07/10/11	701,960
Petroleos de Venezuela SA (B+/NR)
	2,390,000	5.250	04/12/17	1,475,825
	3,720,000	5.375	04/12/27	1,789,320

				3,967,105

TOTAL CORPORATE OBLIGATIONS
(Cost $47,223,156)				$49,573,716

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $186,941,435)				$204,883,041

Repurchase Agreement(g) – 3.4%

Joint Repurchase Agreement Account II
	$7,400,000	0.061%	10/01/09	$7,400,000
Maturity Value: $7,400,013
(Cost $7,400,000)

TOTAL INVESTMENTS – 96.8%
(Cost $194,341,435)				$212,283,041

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.2%				6,909,756

NET ASSETS – 100.0%				$219,192,797

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $41,292,437, which represents approximately 18.8% of net assets as of September 30, 2009.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Security is currently in default/non-income producing.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on page 65.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note
NR	—	Not Rated
TIIE	—	La Tasa de Interbank Equilibrium Interest Rate
WR	—	Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Brazilian Real	Purchase	01/19/10	$2,105,000	$2,119,682	$14,682
Euro	Sale	10/13/09	446,380	445,505	875
South Korean Won	Purchase	01/19/10	2,756,994	2,817,312	60,318
Turkish Lira	Purchase	12/16/09	516,652	525,416	8,764

TOTAL					$84,639

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Brazilian Real	Sale	01/19/10	$292,425	$299,160	$(6,735)
Euro	Sale	10/13/09	2,132,246	2,187,814	(55,568)
Mexican Peso	Purchase	12/16/09	1,922,441	1,893,138	(29,303)

TOTAL					$(91,606)

SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments
	Amount		Termination	received by	made by	Market
Swap Counterparty	(000s)		Date	the Fund	the Fund	Value*

Citibank NA	MXN	140,000	09/13/11	6.250%	Mexico Interbank TIIE 28 Days	$(21,866)
Deutsche Bank Securities, Inc.	KRW	12,550,000	01/20/11	2.980	3 month KWCDC	(84,996)
		15,000,000	06/12/11	3.870	3 month KWCDC	(1,370)
		2,601,578	07/06/11	3.620	3 month KWCDC	(6,223)
		4,346,604	07/07/11	3.626	3 month KWCDC	(10,157)
JPMorgan Securities, Inc.		2,067,310	07/08/11	3.660	3 month KWCDC	(3,796)

TOTAL						$(128,408)

*	There are no upfront payments on the swaps listed above, therefore, the unrealized loss of the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACT

	Notional
	Amount		Reference	Termination	Financing	Market
Swap Counterparty	(000s)		Security	Date	Fee#	Value*

Deutsche Bank Securities, Inc.	TRY	2,800	Turkish Government Bond 12.000%, 08/14/13	08/14/13	TRY Central Deposit Bank +0.400%	$563,229

*	There is no upfront payment on the swap listed above, therefore, the unrealized gain of the swap contract is equal to its market value.

#	The Fund receives semi-annual coupon payments in accordance with the swap contract. On the termination date of the swap contract, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 93.2%

Aerospace – 0.7%
BE Aerospace, Inc. (BB/Ba3)
	$3,625,000	8.500%		07/01/18	$3,706,562
Esterline Technologies Corp. (B+/B1)
	4,270,000	7.750		06/15/13	4,227,300
Mecachrome International, Inc. (NR/WR)(a)
EUR	3,500,000	9.000		05/15/14	358,521
Moog, Inc. (B+/Ba3)
	$210,000	6.250		01/15/15	197,400
Sequa Corp. (CCC/Caa2)(b)
	5,312,390	13.500	(c)	12/01/15	4,037,416
	9,250,000	11.750		12/01/15	7,215,000
TransDigm, Inc. (B-/B3)
	13,500,000	7.750		07/15/14	13,365,000
Vought Aircraft Industries, Inc. (CCC+/B3)
	2,750,000	8.000		07/15/11	2,736,250

					35,843,449

Agriculture – 0.9%
JBS USA LLC/JBS USA Finance, Inc. (B+/B1)(b)
	9,250,000	11.625		05/01/14	9,943,750
Land O’ Lakes, Inc. (BB+/Ba2)
	320,000	8.750		11/15/11	320,000
Land O’ Lakes, Inc. (BBB/Baa3)
	3,000,000	9.000		12/15/10	3,022,500
National Beef Packing Co. LLC/NB Finance Corp. (B-/Caa1)
	3,000,000	10.500		08/01/11	3,000,000
Pilgrim’s Pride Corp. (NR/WR)(a)
	5,750,000	7.625		05/01/15	6,267,500
Smithfield Foods, Inc. (B+/Ba3)(b)
	3,000,000	10.000		07/15/14	3,150,000
Smithfield Foods, Inc. (B-/Caa1)
	2,000,000	7.000		08/01/11	1,920,000
	9,125,000	7.750		05/15/13	8,189,688
	12,125,000	7.750		07/01/17	9,821,250
Tereos Europe (BB/B1)
EUR	4,000,000	6.375		04/15/14	5,531,459

					51,166,147

Automotive – 2.3%
FCE Bank PLC (B-/Caa1)
	10,000,000	7.125		01/16/12	13,933,229
	4,000,000	7.125		01/15/13	5,420,730
Ford Motor Credit Co. LLC (CCC+/Caa1)
	$7,000,000	7.375		10/28/09	7,000,000
	3,500,000	5.700		01/15/10	3,517,500
EUR	7,000,000	4.875		01/15/10	10,141,059
	$8,185,000	7.875		06/15/10	8,205,462
	5,000,000	9.750		09/15/10	5,137,500
	3,125,000	8.625		11/01/10	3,179,688
	6,250,000	7.375		02/01/11	6,218,750
	12,000,000	9.875		08/10/11	12,270,000
	32,125,000	7.250		10/25/11	31,241,562
	7,000,000	7.000		10/01/13	6,580,000
	8,000,000	12.000		05/15/15	8,840,000
General Motors Corp. (NR/WR)(a)
	7,125,000	7.125		07/15/13	1,068,750
	2,000,000	7.700		04/15/16	300,000

	1,000,000	8.800	%(d)	03/01/21	150,000
EUR	2,000,000	8.375		07/05/33	429,347
	$14,500,000	8.375		07/15/33	2,320,000

					125,953,577

Automotive Parts – 1.1%
Accuride Corp. (D/C)(a)
	3,000,000	8.500		02/01/15	1,500,000
Allison Transmission, Inc. (CCC+/Caa2)(b)
	3,250,000	11.250	(c)	11/01/15	2,998,125
	4,500,000	11.000		11/01/15	4,365,000
Lear Corp. Series B (D/WR)(a)
	6,750,000	8.500		12/01/13	4,455,000
Tenneco, Inc. (B-/B3)
	2,000,000	8.125		11/15/15	1,920,000
Tenneco, Inc. (CCC/Caa2)
	2,750,000	8.625		11/15/14	2,571,250
The Goodyear Tire & Rubber Co. (B+/B1)
	3,000,000	8.625		12/01/11	3,112,500
	1,950,000	9.000		07/01/15	2,023,125
	8,625,000	10.500		05/15/16	9,401,250
The Goodyear Tire & Rubber Co. (B+/B2)
	5,000,000	7.857		08/15/11	5,112,500
TRW Automotive, Inc. (CCC+/Caa2)
	7,000,000	7.000	(b)	03/15/14	6,440,000
EUR	7,000,000	6.375		03/15/14	8,809,361
United Components, Inc. (B-/Caa2)
	$5,500,000	9.375		06/15/13	4,413,750
Visteon Corp. (NR/WR)(a)(b)(d)
	2,069,000	12.250		12/31/16	527,595

					57,649,456

Banks – 1.4%
Bank of America Corp. (A-/A3)
	6,500,000	5.420		03/15/17	6,179,150
Bank of America Corp. (B/B3)(e)
	3,500,000	8.000		12/29/49	3,111,850
Citigroup, Inc. (A-/Baa1)
	10,500,000	5.000		09/15/14	10,017,112
	2,375,000	4.875		05/07/15	2,230,229
Lloyds Banking Group PLC (CCC+/B3)(b)(e)
	21,000,000	5.920		10/01/49	11,760,000
	13,000,000	6.413		10/01/49	7,540,000
	15,900,000	6.267		11/14/49	9,460,500
Wells Fargo Capital XIII (A-/Ba3)(e)
	28,125,000	7.700		03/26/49	24,750,000
Wells Fargo Capital XV (A-/Ba3)(e)
	2,000,000	9.750		09/26/49	2,080,000

					77,128,841

Building Materials – 2.2%
Associated Materials, Inc. (CCC-/Caa2)(f)
	13,500,000	11.250		03/01/14	10,192,500
Associated Materials, Inc. (CCC/B3)
	1,250,000	9.750		04/15/12	1,212,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Building Materials – (continued)

Atrium Cos., Inc. (CC/C)(b)(c)
	$7,257,165	15.000%		12/15/12	$90,714
Calcipar SA (B+/B1)(e)
EUR	7,521,000	2.308		07/01/14	6,988,713
CPG International, Inc. (B-/Caa1)
	$3,500,000	10.500		07/01/13	2,957,500
Grohe Holding GMBH (B-/B3)(e)
EUR	11,250,000	3.871		01/15/14	13,910,961
Grohe Holding GMBH (CCC/Caa1)
	24,500,000	8.625		10/01/14	26,530,517
Heating Finance PLC (C/Caa3)
GBP	2,000,000	7.875		03/31/14	2,620,968
Legrand France SA (BBB/Baa3)
	$5,050,000	8.500		02/15/25	4,696,500
Nortek, Inc. (CC/Caa2)
	4,000,000	10.000		12/01/13	4,070,000
Nortek, Inc. (D/Ca)
	24,500,000	8.500		09/01/14	16,905,000
NTK Holdings, Inc. (C/C)(f)
	10,000,000	10.750		03/01/14	275,000
Owens Corning, Inc. (BBB-/Ba1)
	8,630,000	6.500		12/01/16	8,420,222
	3,750,000	7.000		12/01/36	3,123,098
Panolam Industries International, Inc. (D/C)(a)
	6,500,000	10.750		10/01/13	292,500
PLY Gem Industries, Inc. (CC/Ca)
	6,250,000	9.000		02/15/12	3,437,500
PLY Gem Industries, Inc. (CCC/Caa1)
	5,250,000	11.750		06/15/13	4,646,250
Texas Industries, Inc. (B+/B2)
	7,250,000	7.250		07/15/13	6,996,250
USG Corp. (B+/Caa1)
	3,000,000	6.300		11/15/16	2,550,000

					119,916,693

Capital Goods – 1.9%
Altra Industrial Motion, Inc. (B+/B1)
	2,000,000	9.000		12/01/11	2,040,000
Baldor Electric Co. (B/B3)
	14,250,000	8.625		02/15/17	14,463,750
Briggs & Stratton Corp. (BB-/Ba3)
	2,500,000	8.875		03/15/11	2,593,750
Mueller Water Products, Inc. (B-/Caa1)
	8,750,000	7.375		06/01/17	7,612,500
Nexans SA (BB+/NR)
EUR	7,000,000	5.750		05/02/17	9,680,053
RBS Global & Rexnord Corp. (B-/Caa2)
	$20,440,000	9.500		08/01/14	19,826,800
	8,000,000	8.875		09/01/16	6,680,000
RBS Global & Rexnord Corp. (CCC+/Caa3)
	17,500,000	11.750		08/01/16	15,837,500
SPX Corp. (BB/Ba2)
	1,000,000	7.625		12/15/14	1,007,500
Terex Corp. (B/Caa1)
	9,000,000	8.000		11/15/17	8,280,000

Terex Corp. (BB-/B2)
	12,375,000	10.875		06/01/16	13,488,750
VAC Finanzierung GMBH (CC/Ca)
EUR	4,000,000	9.250		04/15/16	1,463,349

					102,973,952

Chemicals – 3.5%
Airgas, Inc. (BBB-/Ba1)(b)
	$5,750,000	7.125		10/01/18	5,908,125
Basell AF SCA (NR/WR)(a)
	11,625,000	8.375	(b)	08/15/15	1,918,125
EUR	2,250,000	8.375		08/15/15	526,806
Cognis GMBH (B-/B2)(e)
	20,325,000	2.773		09/15/13	26,099,103
Cognis GMBH (CCC/Caa2)
	19,000,000	9.500		05/15/14	26,969,521
Equistar Chemicals LP (NR/WR)(a)
	$2,000,000	7.550		02/15/26	1,320,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (CCC/Caa1)
	6,750,000	9.750		11/15/14	5,821,875
Huntsman International LLC (CCC+/B3)
EUR	2,500,000	6.875		11/15/13	3,255,951
	$6,000,000	7.875		11/15/14	5,580,000
Ineos Group Holdings PLC (CCC-/Caa3)
	6,000,000	8.500	(b)	02/15/16	2,850,000
EUR	7,875,000	7.875		02/15/16	5,531,459
Invista (B/Ba3)(b)
	$1,600,000	9.250		05/01/12	1,608,000
KRATON Polymers LLC/Capital Corp. (CCC/Caa1)
	7,975,000	8.125		01/15/14	5,532,656
MacDermid, Inc. (CCC/Caa2)(b)
	9,250,000	9.500		04/15/17	8,510,000
Momentive Performance Materials, Inc. (C/B3)(b)
	5,541,975	12.500		06/15/14	5,777,509
Momentive Performance Materials, Inc. (C/Caa2)
EUR	3,750,000	9.000		12/01/14	4,005,918
	$5,528,000	9.750		12/01/14	4,243,341
Momentive Performance Materials, Inc. (C/Caa3)
	2,310,000	11.500		12/01/16	1,501,500
Nalco Co. (B/B2)
	7,500,000	8.875		11/15/13	7,743,750
EUR	10,000,000	9.000		11/15/13	14,999,327
Nalco Co. (BB-/Ba2)
	540,000	7.750		11/15/11	788,233
Rhodia S.A. (BB-/B1)(e)
	6,750,000	3.746		10/15/13	8,791,069
Rockwood Specialties Group, Inc. (B-/B3)
	20,500,000	7.625		11/15/14	29,998,654
SPCM SA (B+/B3)
	3,250,000	8.250		06/15/13	4,851,002
The Mosaic Co. (BBB-/Baa2)(b)
	$1,125,000	7.375		12/01/14	1,203,750
	3,385,000	7.625		12/01/16	3,638,875

					188,974,549

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Conglomerates – 1.1%
Blount, Inc. (B/B2)
	$6,750,000	8.875%		08/01/12	$6,851,250
Bombardier, Inc. (BB+/Ba2)
	9,500,000	6.750	(b)	05/01/12	9,642,500
	4,500,000	6.300	(b)	05/01/14	4,410,000
	1,320,000	8.000	(b)	11/15/14	1,356,300
EUR	2,000,000	7.250	(b)	11/15/16	2,955,965
	3,500,000	7.250		11/15/16	5,160,647
Park-Ohio Industries, Inc. (CCC+/Caa2)
	$5,000,000	8.375		11/15/14	3,850,000
Polypore, Inc. (B-/B3)
	4,750,000	8.750		05/15/12	4,631,250
EUR	10,500,000	8.750		05/15/12	14,366,428
Spectrum Brands, Inc. (CCC/Caa2)(c)
	$3,582,511	12.000		08/28/19	3,403,385
Trimas Corp. (B-/Caa2)
	5,401,000	9.875		06/15/12	4,914,910

					61,542,635

Construction Machinery – 0.3%
Case New Holland, Inc. (BB+/Ba3)
	1,500,000	7.750	(b)	09/01/13	1,496,250
	3,750,000	7.125		03/01/14	3,675,000
	953,000	7.250		01/15/16	914,880
Douglas Dynamics LLC (B-/B3)(b)
	1,750,000	7.750		01/15/12	1,583,750
Dresser-Rand Group, Inc. (BB-/B1)
	10,106,000	7.375		11/01/14	9,929,145

					17,599,025

Consumer Products-Household & Leisure – 1.8%
Affinion Group, Inc. (B-/B2)
	6,250,000	10.125		10/15/13	6,437,500
Affinion Group, Inc. (B-/Caa1)
	4,625,000	11.500		10/15/15	4,717,500
Ames True Temper (B-/Caa1)(e)
	2,000,000	4.509		01/15/12	1,740,000
Easton-Bell Sports, Inc. (CCC/Caa1)
	7,000,000	8.375		10/01/12	6,475,000
Elizabeth Arden, Inc. (B/B1)
	3,250,000	7.750		01/15/14	3,136,250
Freedom Group, Inc. (B+/B1)(b)
	3,125,000	10.250		08/01/15	3,312,500
Harry & David Holdings, Inc. (C/Ca)
	2,000,000	9.000		03/01/13	1,382,500
Jarden Corp. (B-/B3)
	15,250,000	7.500		05/01/17	14,792,500
Sealy Mattress Co. (BB-/Ba3)(b)
	1,500,000	10.875		04/15/16	1,653,750
Sealy Mattress Co. (CCC+/Caa1)
	10,000,000	8.250		06/15/14	9,300,000
Simmons Bedding Co. (C/Ca)(f)
	4,500,000	10.000		12/15/14	1,507,500
Simmons Bedding Co. (D/Caa3)
	3,125,000	7.875		01/15/14	2,921,875
Solo Cup Co. (CCC+/Caa2)
	7,500,000	8.500		02/15/14	7,125,000

Visant Corp. (BB-/B1)
	8,125,000	7.625		10/01/12	8,125,000
Visant Holding Corp. (B/B3)
	16,750,000	8.750		12/01/13	16,959,375
	10,000,000	10.250	(f)	12/01/13	10,300,000

					99,886,250

Consumer Products-Industrial – 0.6%
Johnsondiversey Holdings, Inc. (CCC+/Caa1)(f)
	7,539,000	10.670		05/15/13	7,237,440
Johnsondiversey, Inc. (B-/B2)
	5,483,000	9.625		05/15/12	5,537,830
EUR	14,467,000	9.625		05/15/12	20,641,013

					33,416,283

Consumer Products-Non Durable – 1.3%
Belvedere SA (NR/WR)(a)
	4,500,000	0.000		05/15/13	658,507
Chattem, Inc. (B/B2)
	$2,655,000	7.000		03/01/14	2,688,188
Church & Dwight Co., Inc. (BB+/Ba2)
	1,250,000	6.000		12/15/12	1,278,125
Constellation Brands, Inc. (B+/B2)
	1,522,000	8.125		01/15/12	1,522,000
Constellation Brands, Inc. (BB/Ba3)
	3,875,000	8.375		12/15/14	4,049,375
	6,000,000	7.250		09/01/16	6,015,000
	12,000,000	7.250		05/15/17	11,970,000
Prestige Brands, Inc. (B-/B3)
	2,000,000	9.250		04/15/12	2,030,000
Sally Holdings LLC (B-/Caa1)
	16,000,000	10.500		11/15/16	16,760,000
Sally Holdings LLC (B/B3)
	14,250,000	9.250		11/15/14	14,784,375
Yankee Acquisition Corp. (B-/B3)
	7,500,000	8.500		02/15/15	7,143,750
Yankee Acquisition Corp. (CCC+/Caa1)
	875,000	9.750		02/15/17	813,750

					69,713,070

Defense – 0.8%
Alliant Techsystems, Inc. (BB-/B1)
	6,250,000	6.750		04/01/16	6,031,250
Communications & Power Industries, Inc. (B-/B3)
	2,000,000	8.000		02/01/12	1,972,500
L-3 Communications Corp. (BB+/Ba2)
	4,000,000	7.625		06/15/12	4,060,000
	2,500,000	6.125		07/15/13	2,537,500
	6,000,000	6.125		01/15/14	6,082,500
	9,000,000	5.875		01/15/15	8,955,000
	15,500,000	6.375		10/15/15	15,655,000

					45,293,750

Energy-Coal – 0.7%
Arch Western Finance LLC (BB-/B1)
	5,420,000	6.750		07/01/13	5,331,925

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Energy-Coal – (continued)

Foundation PA Coal Co. (BB/Ba3)
	$1,650,000	7.250%		08/01/14	$1,641,750
Massey Energy Co. (BB-/NR)
	3,000,000	3.250		08/01/15	2,382,171
Massey Energy Co. (BB-/B2)
	6,000,000	6.875		12/15/13	5,805,000
Peabody Energy Corp. (BB+/Ba1)
	4,250,000	6.875		03/15/13	4,271,250
	1,000,000	5.875		04/15/16	952,500
	16,385,000	7.375		11/01/16	16,569,331

					36,953,927

Energy-Exploration & Production – 4.5%
Chesapeake Energy Corp. (BB/Ba3)
	10,500,000	9.500		02/15/15	11,051,250
	10,750,000	6.375		06/15/15	10,024,375
	10,000,000	6.625		01/15/16	9,450,000
	13,125,000	6.875		01/15/16	12,370,312
EUR	4,500,000	6.250		01/15/17	6,058,265
	$13,125,000	6.500		08/15/17	12,107,812
	6,250,000	7.250		12/15/18	5,921,875
Cimarex Energy Co. (BB/Ba3)
	6,000,000	7.125		05/01/17	5,565,000
Encore Acquisition Co. (B/B1)
	500,000	6.250		04/15/14	465,000
	11,500,000	6.000		07/15/15	10,407,500
	5,250,000	9.500		05/01/16	5,538,750
	4,000,000	7.250		12/01/17	3,740,000
EXCO Resources, Inc. (B/Caa1)
	3,000,000	7.250		01/15/11	2,977,500
Forest Oil Corp. (BB-/B1)(b)
	10,125,000	8.500		02/15/14	10,226,250
KCS Energy, Inc. (B/B3)
	2,375,000	7.125		04/01/12	2,363,125
Newfield Exploration Co. (BB-/Ba3)
	5,125,000	6.625		09/01/14	5,060,938
	12,750,000	6.625		04/15/16	12,526,875
	7,625,000	7.125		05/15/18	7,615,469
OPTI Canada, Inc. (B/Caa1)
	8,000,000	7.875		12/15/14	6,140,000
Pioneer Natural Resources Co. (BB+/NR)(d)
	20,533,000	2.875		01/15/38	19,929,843
Pioneer Natural Resources Co. (BB+/Ba1)
	2,750,000	5.875		07/15/16	2,528,010
	4,000,000	6.650		03/15/17	3,795,626
Plains Exploration & Production Co. (BB/B1)
	8,250,000	7.750		06/15/15	8,208,750
	2,250,000	10.000		03/01/16	2,430,000
	9,000,000	7.000		03/15/17	8,572,500
	5,000,000	7.625		06/01/18	4,925,000
	2,000,000	8.625		10/15/19	2,030,000
Quicksilver Resources, Inc. (B-/B3)
	7,375,000	7.125		04/01/16	6,416,250
Quicksilver Resources, Inc. (B/B2)
	2,250,000	8.250		08/01/15	2,188,125
	7,250,000	11.750		01/01/16	7,965,938

Range Resources Corp. (BB/Ba3)
	4,500,000	6.375		03/15/15	4,387,500
	8,625,000	8.000		05/15/19	8,862,187
SandRidge Energy, Inc. (B-/B3)(b)
	5,750,000	9.875		05/15/16	5,980,000
	2,500,000	8.000		06/01/18	2,418,750
Southwestern Energy Co. (BB+/Ba2)
	5,000,000	7.500		02/01/18	5,050,000
Whiting Petroleum Corp. (BB/B1)
	4,000,000	7.250		05/01/13	3,990,000
	4,000,000	7.000		02/01/14	3,950,000

					243,238,775

Energy-Refining – 0.1%
Petroplus Finance Ltd. (BB-/B1)(b)
	4,500,000	7.000		05/01/17	4,095,000
Tesoro Corp. (BB+/Ba1)
	2,250,000	9.750		06/01/19	2,356,875

					6,451,875

Energy-Services – 0.4%
Compagnie Generale de Geophysique-Veritas (BB/Ba3)
	6,250,000	7.500		05/15/15	6,203,125
	2,500,000	9.500	(b)	05/15/16	2,619,782
Helix Energy Solutions Group, Inc. (B+/B3)(b)
	3,750,000	9.500		01/15/16	3,750,000
Key Energy Services, Inc. (BB-/B1)
	6,875,000	8.375		12/01/14	6,514,063

					19,086,970

Entertainment & Leisure – 0.6%
HRP Myrtle Beach Operations LLC (NR/WR)(a)(b)
	1,750,000	0.000		04/01/12	175
Regal Cinemas Corp. (B-/B1)(b)
	1,500,000	8.625		07/15/19	1,552,500
Universal City Development Partners (B+/B2)
	8,750,000	11.750		04/01/10	8,750,000
Universal City Florida Holding Co. (B-/Caa2)
	250,000	5.233	(e)	05/01/10	244,375
	2,125,000	8.375		05/01/10	2,103,750
WMG Acquisition Corp. (B/B1)
	7,750,000	7.375		04/15/14	7,401,250
WMG Acquisition Corp. (BB/Ba2)(b)
	8,750,000	9.500		06/15/16	9,275,000
WMG Holdings Corp. (B/B1)(f)
	4,614,000	9.500		12/15/14	4,429,440

					33,756,490

Environmental – 0.8%
Allied Waste North America, Inc. (BBB/Baa3)
	3,875,000	6.375		04/15/11	4,044,531
	5,285,000	7.875		04/15/13	5,443,550
	6,000,000	6.125		02/15/14	6,142,500
	11,250,000	7.250		03/15/15	11,700,000
Allied Waste North America, Inc. Series B (BBB/Baa3)
	5,250,000	6.875		06/01/17	5,541,375

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Environmental – (continued)

Waste Services (B-/Caa1)
	$8,000,000	9.500%		04/15/14	$7,920,000
WCA Waste Corp. (B-/B3)
	2,500,000	9.250		06/15/14	2,450,000

					43,241,956

Finance – 3.7%
CIT Group, Inc. (CC/Ca)
	5,000,000	5.800		07/28/11	3,400,000
EUR	1,000,000	4.250		09/22/11	910,991
	$2,075,000	7.750		04/02/12	1,307,250
EUR	2,750,000	3.800		11/14/12	2,338,871
	$23,750,000	7.625		11/30/12	15,437,500
	4,000,000	5.000		02/13/14	2,520,000
EUR	3,310,000	5.000		05/13/14	2,687,761
	$16,250,000	5.000		02/01/15	10,075,000
EUR	4,125,000	4.250		03/17/15	3,410,518
	$4,000,000	5.400		01/30/16	2,480,000
	1,180,000	5.850		09/15/16	719,800
EUR	5,250,000	4.650		09/19/16	4,225,420
	$2,750,000	5.650		02/13/17	1,677,500
ETrade Financial Corp. (CCC/B3)
	5,750,000	7.375		09/15/13	5,218,125
General Electric Capital Corp. (A+/Aa3)(e)
EUR	12,125,000	4.625		09/15/66	13,573,476
	16,750,000	5.500		09/15/67	18,996,099
GMAC Canada Ltd. (NR/Ca)
CAD	7,250,000	6.000		05/25/10	6,604,385
GMAC Canada Ltd. (CCC/Ca)
GBP	500,000	6.625		12/17/10	767,113
EUR	4,000,000	6.000		05/23/12	5,326,590
GMAC LLC (CCC/Ca)(b)
	$2,431,000	5.750		05/21/10	2,351,992
	3,536,000	5.750		09/27/10	3,407,820
	17,033,000	7.250		03/02/11	16,649,757
	2,652,000	5.375		06/06/11	2,479,620
	31,080,000	6.875		09/15/11	29,526,000
	7,500,000	6.625		05/15/12	6,900,000
	8,000,000	6.875		08/28/12	7,400,000
	4,407,000	6.750		12/01/14	3,745,950
	8,289,000	8.000		11/01/31	6,796,980
NCO Group, Inc. (CCC+/Caa1)
	7,250,000	11.875		11/15/14	4,495,000
SLM Corp. (BBB-/Ba1)
CAD	1,730,000	4.300		12/15/09	1,597,823
	$4,000,000	4.000		01/15/10	3,980,689
	7,500,000	0.664	(e)	07/26/10	7,122,663
	1,375,000	4.500		07/26/10	1,335,885
EUR	875,000	0.973	(e)	12/15/10	1,113,974
	$1,875,000	5.450		04/25/11	1,772,410
	1,500,000	8.450		06/15/18	1,194,392

					203,547,354

Finance Insurance(b) – 0.1%
HUB International Holdings, Inc. (CCC+/B3)
	6,500,000	9.000		12/15/14	6,223,750

Food – 1.4%
Dean Foods Co. (B/B3)
	14,250,000	7.000		06/01/16	13,573,125
Dole Food Co. (CCC+/Caa1)
	7,000,000	7.250		06/15/10	7,000,000
	2,750,000	8.875		03/15/11	2,750,000
Foodcorp Ltd. (B/B2)
EUR	7,000,000	8.875		06/15/12	9,614,495
Michael Foods, Inc. (B-/B3)
	$7,500,000	8.000		11/15/13	7,612,500
Pinnacle Foods Finance LLC (CCC/Caa2)
	20,500,000	9.250		04/01/15	20,807,500
	13,000,000	10.625		04/01/17	13,195,000

					74,552,620

Food and Beverage – 0.5%
Del Monte Corp. (BB-/B1)
	1,500,000	8.625		12/15/12	1,530,000
	1,500,000	6.750		02/15/15	1,485,000
	4,000,000	7.500	(b)	10/15/19	4,020,000
M-Foods Holdings, Inc. (B-/B3)(b)
	3,250,000	9.750		10/01/13	3,339,375
Tyson Foods, Inc. (BB/Ba3)
	11,250,000	10.500		03/01/14	12,738,635
Wm. Wrigley Jr. Co. (NR/WR)
	6,000,000	4.300		07/15/10	6,087,379

					29,200,389

Gaming – 5.2%
Ameristar Casinos, Inc. (BB-/B2)(b)
	9,125,000	9.250		06/01/14	9,421,562
Boyd Gaming Corp. (B+/B3)
	3,250,000	6.750		04/15/14	2,941,250
	1,000,000	7.125		02/01/16	880,000
Buffalo Thunder Development Authority (NR/WR)(a)(b)
	2,500,000	9.375		12/15/14	425,000
Caesars Entertainment, Inc. (CCC-/Ca)
	5,000,000	7.875		03/15/10	5,006,250
CCM Merger, Inc. (CCC+/Caa3)(b)
	4,500,000	8.000		08/01/13	3,690,000
Chukchansi Economic Development Authority (B+/B3)(b)
	5,470,000	8.000		11/15/13	4,293,950
Circus & Eldorado (B-/Caa2)
	3,000,000	10.125		03/01/12	2,640,000
Cirsa Capital Luxembourg SA (B+/B3)
EUR	1,750,000	7.875		07/15/12	2,471,231
Cirsa Finance Luxembourg SA (B+/B2)
	7,000,000	8.750		05/15/14	9,884,922
Codere Finance Luxembourg SA (B/B2)
	16,000,000	8.250		06/15/15	21,072,225
Galaxy Entertainment Finance Co. Ltd. (B/B3)(b)
	$1,500,000	9.875		12/15/12	1,447,500
Harrah’s Operating Co., Inc. (B/Caa)(b)
	5,125,000	11.250		06/01/17	5,150,625
Harrah’s Operating Co., Inc. (CCC-/NR)(b)
	39,769,000	10.000		12/15/18	30,920,397

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Gaming – (continued)

Harrahs Operating Escrow LLC/Harrahs Escrow Corp. (B/Caa1)(b)
	$8,000,000	11.250%	06/01/17	$8,040,000
Isle of Capri Casinos, Inc. (CCC+/Caa1)
	1,815,000	7.000	03/01/14	1,606,275
Mandalay Resort Group (CCC-/Ca)
	2,000,000	9.375	02/15/10	1,980,000
Mashantucket Pequot Tribe (CCC/Ca)(b)
	4,000,000	8.500	11/15/15	1,440,000
MGM Mirage, Inc. (B/B1)(b)
	11,750,000	13.000	11/15/13	13,541,875
	1,875,000	10.375	05/15/14	2,010,938
	4,750,000	11.125	11/15/17	5,236,875
MGM Mirage, Inc. (CCC+/Caa2)
	2,000,000	8.500	09/15/10	1,980,000
	2,500,000	6.750	09/01/12	2,137,500
	9,500,000	6.750	04/01/13	7,790,000
	3,500,000	5.875	02/27/14	2,712,500
	21,750,000	6.625	07/15/15	16,801,875
	15,750,000	7.500	06/01/16	12,363,750
MGM Mirage, Inc. (CCC-/Ca)
	5,125,000	8.375	02/01/11	4,715,000
Mohegan Tribal Gaming Authority (B-/B1)
	250,000	6.125	02/15/13	200,000
Mohegan Tribal Gaming Authority (CCC+/Caa2)
	3,000,000	8.000	04/01/12	2,542,500
	1,555,000	7.125	08/15/14	1,104,050
MTR Gaming Group, Inc. (B/B2)(b)
	6,000,000	12.625	07/15/14	5,955,000
Peermont Proprietary Global Ltd. (B/B3)
EUR	15,500,000	7.750	04/30/14	19,279,623
Penn National Gaming, Inc. (BB-/B1)
	$4,300,000	6.750	03/01/15	4,128,000
Pinnacle Entertainment, Inc. (B/Caa1)
	4,750,000	8.250	03/15/12	4,750,000
	1,500,000	8.750	10/01/13	1,543,755
	10,000,000	7.500	06/15/15	9,000,000
Pinnacle Entertainment, Inc. (BB/B2)(b)
	2,000,000	8.625	08/01/17	2,010,000
Pokagon Gaming Authority (B+/B2)(b)
	2,620,000	10.375	06/15/14	2,698,600
River Rock Entertainment (B+/B2)
	2,500,000	9.750	11/01/11	2,300,000
San Pasqual Casino (BB-/B2)(b)
	2,375,000	8.000	09/15/13	2,256,250
Seneca Gaming Corp. (BB/Ba2)
	6,550,000	7.250	05/01/12	6,107,875
Shingle Springs Tribal Gaming Authority (B-/Caa1)(b)
	9,000,000	9.375	06/15/15	6,390,000
Snoqualmie Entertainment Authority (CCC/Caa1)(b)
	7,250,000	9.125	02/01/15	3,878,750
Station Casinos, Inc. (D/WR)(a)
	2,500,000	6.000	04/01/12	737,500
	11,625,000	6.500	02/01/14	465,000
	13,000,000	6.875	03/01/16	520,000
	2,000,000	7.750	08/15/16	570,000

Tropicana Entertainment LLC (NR/WR)(a)
	2,000,000	9.625	12/15/14	1,260
Turning Stone Casino Resort Enterprise (B+/B1)(b)
	2,950,000	9.125	09/15/14	2,743,500
Wynn Las Vegas LLC (BB+/Ba2)
	16,000,000	6.625	12/01/14	15,181,250
Yonkers Racing Corp. (B+/B1)(b)
	4,750,000	11.375	07/15/16	4,845,000

				281,809,413

Health Care-Medical Products – 3.4%
Accellent, Inc. (CCC+/Caa2)
	7,625,000	10.500	12/01/13	7,281,875
Bausch & Lomb, Inc. (B/Caa1)
	21,000,000	9.875	11/01/15	22,050,000
Bio-Rad Laboratories, Inc. (BB+/Ba3)(b)
	3,250,000	8.000	09/15/16	3,371,875
Boston Scientific Corp. (BB+/Ba1)
	3,975,000	5.450	06/15/14	3,994,875
	9,125,000	6.400	06/15/16	9,239,063
Catalent Pharma Solutions, Inc. (B-/Caa1)
EUR	10,000,000	9.750	04/15/17	9,804,438
Catalent Pharma Solutions, Inc. (B/Caa1)(c)
	$23,875,000	9.500	04/15/15	20,890,625
CONMED Corp. (B/B1)(d)
	9,500,000	2.500	11/15/24	8,505,198
DJO Finance LLC/DJO Finance Corp. (B-/Caa1)
	12,000,000	10.875	11/15/14	12,240,000
Fresenius (BB+/Ba2)
	6,625,000	6.875	07/15/17	6,455,711
Fresenius US Finance II, Inc. (BB/Ba1)
EUR	2,000,000	8.750	07/15/15	3,252,751
	$9,750,000	9.000 (b)	07/15/15	10,725,000
Hologic, Inc. (BB-/NR)(d)(g)
	32,763,000	2.000	12/15/37	27,015,452
Inverness Medical Innovations, Inc. (B-/B3)
	9,000,000	9.000	05/15/16	8,943,750
The Cooper Companies, Inc. (BB-/Ba3)
	8,670,000	7.125	02/15/15	8,409,900
VWR Funding, Inc. (B-/Caa1)(c)
	20,750,000	10.250	07/15/15	18,986,250
Wright Medical Group, Inc. (NR/NR)
	6,750,000	2.625	12/01/14	5,703,075

				186,869,838

Health Care-Pharmaceutical – 0.4%
Angiotech Pharmaceuticals, Inc. (CC/C)
	1,750,000	7.750	04/01/14	1,251,250
Elan Corp. PLC (B/B2)(b)
	750,000	8.750	10/15/16	741,780
Elan Finance PLC/Elan Finance Corp. (B/B2)
	5,000,000	7.750	11/15/11	5,100,000
	1,500,000	8.875	12/01/13	1,515,000
Mylan, Inc. (BB-/NR)
	7,030,000	1.250	03/15/12	6,890,532

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Health Care-Pharmaceutical – (continued)

Warner Chilcott Corp. (B+/B3)
	$5,606,000	8.750%		02/01/15	$5,746,150

					21,244,712

Health Care-Services – 5.3%
Alliance HealthCare Services, Inc. (B/B3)
	3,250,000	7.250		12/15/12	3,136,250
Community Health Systems, Inc. (B/B3)
	21,000,000	8.875		07/15/15	21,525,000
CRC Health Corp. (CCC+/Caa1)
	3,250,000	10.750		02/01/16	2,291,250
DaVita, Inc. (B+/B1)
	5,875,000	6.625		03/15/13	5,816,250
DaVita, Inc. (B/B2)
	7,750,000	7.250		03/15/15	7,672,500
HCA, Inc. (B-/Caa1)
GBP	752,000	8.750		11/01/10	1,207,819
	$6,250,000	6.300		10/01/12	5,937,500
	7,500,000	6.250		02/15/13	7,162,500
	11,670,000	6.750		07/15/13	11,159,437
	2,500,000	5.750		03/15/14	2,218,750
	9,000,000	6.375		01/15/15	7,942,500
	4,750,000	6.500		02/15/16	4,227,500
HCA, Inc. (BB-/B2)
	14,000,000	9.125		11/15/14	14,385,000
	24,545,000	9.625	(c)	11/15/16	25,342,712
	13,000,000	9.250		11/15/16	13,357,500
	2,500,000	9.875	(b)	02/15/17	2,662,500
HCA, Inc. (BB/Ba3)(b)
	12,625,000	8.500		04/15/19	13,130,000
	7,500,000	7.875		02/15/20	7,556,250
LifePoint Hospitals, Inc. (B/NR)
	24,750,000	3.500		05/15/14	21,409,171
LifePoint Hospitals, Inc. (B/B1)(d)
	10,375,000	3.250		08/15/25	9,050,911
Psychiatric Solutions, Inc. (B-/B3)
	2,220,000	7.750		07/15/15	2,142,300
Select Medical Corp. (CCC/B3)
	7,000,000	7.625		02/01/15	6,553,750
Senior Housing Properties Trust (BBB-/Ba1)
	1,600,000	7.875		04/15/15	1,504,000
Tenet Healthcare Corp. (BB-/B2)(b)
	7,000,000	9.000		05/01/15	7,306,250
	4,375,000	10.000		05/01/18	4,812,500
	8,625,000	8.875		07/01/19	9,142,500
Tenet Healthcare Corp. (CCC+/Caa2)
	13,000,000	7.375		02/01/13	12,870,000
	1,250,000	9.250		02/01/15	1,304,688
U.S. Oncology, Inc. (CCC+/B3)
	1,875,000	10.750		08/15/14	1,964,063
United Surgical Partners International, Inc. (CCC+/Caa1)
	5,250,000	8.875		05/01/17	5,276,250
US Oncology, Inc. (B/Ba3)(b)
	32,250,000	9.125		08/15/17	33,862,500
Vanguard Health Holding Co. I (CCC+/Caa1)(f)
	3,500,000	11.250		10/01/15	3,578,750

Vanguard Health Holding Co. II (CCC+/Caa1)
	11,375,000	9.000		10/01/14	11,630,937
Ventas Realty LP (BBB-/Ba1)
	1,750,000	6.500		06/01/16	1,697,500

					290,837,288

Home Construction – 0.8%
D. R. Horton, Inc. (BB-/Ba3)
	7,750,000	5.375		06/15/12	7,711,250
	2,915,000	5.625		09/15/14	2,812,975
	6,000,000	5.250		02/15/15	5,610,000
	5,500,000	5.625		01/15/16	5,142,500
K. Hovnanian Enterprises, Inc. (CCC-/Caa1)
	5,000,000	11.500		05/01/13	5,275,000
KB HOME (BB-/B1)
	2,000,000	6.250		06/15/15	1,910,000
Meritage Homes Corp. (B+/B1)
	5,750,000	6.250		03/15/15	5,290,000
Pulte Homes, Inc. (BB/B1)
	2,000,000	5.250		01/15/14	1,940,000
	7,250,000	5.200		02/15/15	6,887,500
USG Corp. (BB/B1)(b)
	3,250,000	9.750		08/01/14	3,396,250

					45,975,475

Lodging – 0.7%
Gaylord Entertainment Co. (B-/Caa2)
	4,825,000	8.000		11/15/13	4,921,500
Host Hotels & Resorts LP (BB+/NR)
	5,000,000	6.875		11/01/14	4,900,000
Host Hotels & Resorts LP (BB+/Ba1)
	1,000,000	7.000		08/15/12	1,002,500
	6,000,000	6.750		06/01/16	5,775,000
Host Marriott LP (BB+/Ba1)
	9,250,000	7.125		11/01/13	9,122,812
	8,250,000	6.375		03/15/15	7,816,875
Starwood Hotels & Resorts Worldwide, Inc. (BB/Ba1)
	4,250,000	7.875		10/15/14	4,412,976

					37,951,663

Media – 1.7%
DIRECTV Holdings LLC (BBB-/Ba2)
	7,500,000	8.375		03/15/13	7,709,400
	4,250,000	6.375		06/15/15	4,308,438
	31,500,000	7.625		05/15/16	33,744,375
DISH DBS Corp. (BB-/Ba3)
	8,000,000	7.000		10/01/13	8,060,000
EchoStar DBS Corp. (BB-/Ba3)
	3,500,000	6.375		10/01/11	3,574,375
	4,500,000	6.625		10/01/14	4,398,750
	7,000,000	7.750		05/31/15	7,157,500
	6,525,000	7.125		02/01/16	6,476,062
Lamar Media Corp. (B/B2)
	5,750,000	7.250		01/01/13	5,656,562
	9,684,000	6.625		08/15/15	8,860,860

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Media – (continued)

Lamar Media Corp. (BB/Ba3)
	$1,250,000	9.750%		04/01/14	$1,353,125

					91,299,447

Media-Broadcasting & Radio – 1.2%
Bonten Media Acquisition Co. (CCC/Caa2)(b)(c)
	3,670,625	9.000		06/01/15	1,202,130
Clear Channel Communications, Inc. (CC/Ca)
	6,000,000	5.750		01/15/13	3,120,000
	10,000,000	5.500		09/15/14	4,450,000
	5,750,000	5.500		12/15/16	2,300,000
CMP Susquehanna Corp. (D/Ca)
	480,000	9.875		05/15/14	—
Fox Acquisition Sub LLC (CCC/Caa3)(b)
	1,250,000	13.375		07/15/16	793,750
Liberty Media LLC (BB+/Ba2)
	4,000,000	5.700		05/15/13	3,800,000
	2,120,000	8.250		02/01/30	1,738,400
LIN Television Corp. (B-/B3)
	8,750,000	6.500		05/15/13	7,746,250
Local TV Finance LLC (CCC/Caa3)(b)(c)
	5,250,000	9.250		06/15/15	1,798,125
Radio One, Inc. (CCC-/Caa3)
	2,250,000	6.375		02/15/13	787,500
UnitedGlobalcom, Inc. (B-/NR)(d)
EUR	6,250,000	1.750		04/15/24	8,631,472
Univision Communications, Inc. (B-/B2)(b)
	$1,875,000	12.000		07/01/14	2,029,688
Univision Communications, Inc. (CCC/Caa2)(b)(c)
	26,312,500	9.750		03/15/15	20,392,187
XM Satellite Radio, Inc. (B+/Caa2)(b)
	5,500,000	11.250		06/15/13	5,692,500

					64,482,002

Media-Cable – 3.8%
Adelphia Communications Corp. (NR/NR)(a)
	2,000,000	10.250		06/15/49	45,000
Atlantic Broadband Finance LLC (B-/Caa1)
	4,500,000	9.375		01/15/14	4,376,250
Cablevision Systems Corp. (B+/B1)
	12,000,000	8.000		04/15/12	12,540,000
	9,750,000	8.625	(b)	09/15/17	10,042,500
CCH I Holdings LLC (D/WR)(a)
	8,000,000	11.000		10/01/15	1,480,000
CCO Holdings LLC/CCO Holdings Capital Corp. (D/B2)(a)
	14,250,000	8.750		11/15/13	14,463,750
Charter Communications Holdings II (D/WR)
	6,125,000	10.250		09/15/10	6,890,625
Charter Communications Operating LLC (D/B1)(b)
	13,500,000	10.000		04/30/12	13,635,000
	7,000,000	10.375		04/30/14	7,070,000
	10,000,000	12.875		09/15/14	10,850,000
CSC Holdings, Inc. (BB/Ba3)
	9,300,000	6.750		04/15/12	9,613,875
	10,500,000	8.500	(b)	04/15/14	11,051,250
	16,600,000	8.500	(b)	06/15/15	17,430,000
	11,000,000	8.625	(b)	02/15/19	11,660,000

CSC Holdings, Inc. Series B (BB/Ba3)
	7,000,000	7.625		04/01/11	7,297,500
Frontier Vision(a)
	2,000,000	11.000		10/15/49	—
Ono Finance II (CCC-/Caa2)
EUR	10,500,000	8.000		05/16/14	9,833,705
Ono Finance PLC (CCC-/Caa2)
	4,250,000	10.500		05/15/14	4,166,886
Rainbow National Services LLC (BB/B1)(b)
	$1,909,000	10.375		09/01/14	1,966,270
UPC Holding BV (B-/B2)
EUR	10,625,000	8.625		01/15/14	15,703,564
	13,750,000	7.750		01/15/14	19,919,838
	11,875,000	8.000		11/01/16	16,508,405

					206,544,418

Media-Diversified – 0.6%
CanWest MediaWorks, Inc. (D/Ca)
	$9,000,000	8.000		09/15/12	7,042,500
Quebecor Media, Inc. (B/B2)
	8,660,000	7.750		03/15/16	8,595,050
Videotron Ltee (BB-/NR)(b)
	6,250,000	9.125		04/15/18	6,765,625
Videotron Ltee (BB-/Ba2)
	6,625,000	6.875		01/15/14	6,542,188
	1,000,000	6.375		12/15/15	955,000
	2,750,000	9.125		04/15/18	2,976,875

					32,877,238

Metals – 1.1%
AK Steel Corp. (BB-/Ba3)
	3,625,000	7.750		06/15/12	3,625,000
Aleris International, Inc. (D/WR)(a)
	8,500,000	9.000		12/15/14	8,500
	16,000,000	10.000		12/15/16	40,000
FMG Finance Pty Ltd. (B/B2)(b)
	5,000,000	10.625		09/01/16	5,537,500
Freeport-McMoRan Copper & Gold, Inc. (BBB-/Ba2)
	2,500,000	4.995	(e)	04/01/15	2,507,314
	7,000,000	8.250		04/01/15	7,437,500
	7,000,000	8.375		04/01/17	7,437,500
Noranda Aluminium Acquisition Corp. (D/Caa2)(c)(e)
	6,810,611	5.413		05/15/15	4,597,162
Noranda Aluminium Holding Corp. (D/Caa3)(c)(e)
	2,312,583	7.163		11/15/14	1,075,351
Novelis, Inc. (B-/Caa1)
	11,375,000	7.250		02/15/15	9,782,500
SGL Carbon SE (BBB-/Ba1)(e)
EUR	1,000,000	2.123		05/16/15	1,271,358
Steel Dynamics, Inc. (BB+/Ba2)
	$7,750,000	7.375		11/01/12	7,788,750
	7,000,000	8.250	(b)	04/15/16	7,052,500
Tube City IMS Corp. (B-/Caa1)
	3,500,000	9.750		02/01/15	2,835,000

					60,995,935

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Packaging – 4.1%
Ball Corp. (BB+/Ba1)
	$3,000,000	6.625%		03/15/18	$2,910,000
Berry Plastics Corp. (B+/B1)(e)
	6,500,000	5.259		02/15/15	5,980,000
Berry Plastics Holding Corp. (CCC+/Caa1)
	2,500,000	4.174	(e)	09/15/14	1,962,500
	9,000,000	8.875		09/15/14	8,550,000
Berry Plastics Holding Corp. (CCC/Caa2)
	8,000,000	10.250		03/01/16	6,800,000
Beverage Packaging Holdings II SA/Luxembourg (B+/B2)
EUR	7,250,000	8.000		12/15/16	10,662,326
Beverage Packaging Holdings II SA/Luxembourg (B-/B3)
	18,500,000	9.500		06/15/17	26,801,236
Clondalkin Acquisition (B+/B1)(e)
	1,000,000	2.773		12/15/13	1,317,014
Clondalkin Industries BV (B-/Caa1)
	2,500,000	8.000		03/15/14	3,182,784
Consol Specialty Glass Ltd. (BB-/B1)
	7,750,000	7.625		04/15/14	10,206,859
Crown Americas LLC (BB-/B1)
	$10,625,000	7.750		11/15/15	10,837,500
	7,500,000	7.625	(b)	05/15/17	7,612,500
Gerresheimer Holdings GMBH (BB+/B1)
EUR	4,800,000	7.875		03/01/15	7,094,316
Graham Packaging Co., Inc. (CCC+/Caa1)
	$10,000,000	8.500		10/15/12	10,125,000
	22,250,000	9.875		10/15/14	22,917,500
Graphic Packaging International, Inc. (B-/NR)(b)
	3,000,000	9.500		06/15/17	3,180,000
Graphic Packaging International, Inc. (B-/B3)
	15,000,000	9.500		08/15/13	15,412,500
Greif, Inc. (BB+/Ba2)(b)
	2,000,000	7.750		08/01/19	2,060,000
Impress Holdings BV (B-/B3)
EUR	15,000,000	9.250		09/15/14	22,608,741
Impress Holdings BV (BB-/Ba3)(e)
	$1,000,000	3.634	(b)	09/15/13	946,250
EUR	6,000,000	4.121		09/15/13	8,215,534
OI European Group BV (BB/Ba3)
	750,000	6.875		03/31/17	1,075,561
Owens Brockway Glass Container, Inc. (BB/Ba3)
	$2,500,000	8.250		05/15/13	2,562,500
EUR	4,750,000	6.750		12/01/14	6,916,153
	$1,000,000	6.750		12/01/14	996,250
	5,000,000	7.375		05/15/16	5,100,000
Plastipak Holdings, Inc. (B/B3)(b)
	4,000,000	8.500		12/15/15	4,000,000
Pregis Corp. (CCC+/Caa2)
	7,000,000	12.375		10/15/13	6,615,000
Sealed Air Corp. (BB+/Baa3)(b)
	5,500,000	7.875		06/15/17	5,835,757
Stichting Participatie Impress Cooperatieve UA (NR/NR)(c)
EUR	1,139,030	17.000		09/29/49	1,500,119

Tekni-Plex, Inc. (NR/WR)
	2,500,000	10.875		08/15/12	2,218,750

					226,202,650

Paper – 2.0%
Boise Cascade LLC (B+/Caa1)
	3,732,000	7.125		10/15/14	2,938,950
Catalyst Paper Corp. (CCC/Caa1)
	1,250,000	8.625		06/15/11	859,375
Domtar Corp. (BB-/Ba3)
	8,500,000	10.750		06/01/17	9,530,625
Georgia-Pacific Corp. (B+/B2)
	7,250,000	8.125		05/15/11	7,503,750
	1,000,000	9.500		12/01/11	1,065,000
	1,500,000	7.700		06/15/15	1,526,250
	1,250,000	8.000		01/15/24	1,237,500
	2,750,000	7.750		11/15/29	2,557,500
Georgia-Pacific Corp. (BB-/Ba3)(b)
	16,250,000	7.000		01/15/15	15,965,625
	12,000,000	7.125		01/15/17	11,640,000
Georgia-Pacific LLC (BB-/Ba3)(b)
	6,000,000	8.250		05/01/16	6,210,000
Jefferson Smurfit Corp. (D/WR)(a)
	6,000,000	8.250		10/01/12	4,260,000
	1,750,000	7.500		06/01/13	1,242,500
Lecta SA (B+/B2)(e)
EUR	4,875,000	3.498		02/15/14	5,672,818
NewPage Corp. (CCC-/Caa2)
	$5,375,000	10.000		05/01/12	3,601,250
PE Paper Escrow GmbH (BB/Ba2)(b)
	6,000,000	12.000		08/01/14	6,410,588
Smurfit Kappa Funding PLC (B/B2)
EUR	6,000,000	7.750		04/01/15	8,516,691
	$3,500,000	7.750		04/01/15	2,996,875
Smurfit-Stone Container Enterprises, Inc. (D/WR)(a)
	8,500,000	8.000		03/15/17	6,077,500
Stone Container Finance (D/WR)(a)
	2,250,000	7.375		07/15/14	1,845,000
Verso Paper Holdings LLC, Inc. (B+/Ba2)(b)
	2,375,000	11.500		07/01/14	2,458,125
Verso Paper Holdings LLC, Inc. (CCC/Caa1)
	4,000,000	11.375		08/01/16	2,360,000

					106,475,922

Printing – 0.2%
SGS International, Inc. (B-/B3)
	5,750,000	12.000		12/15/13	5,103,125
Valassis Communications, Inc. (CCC+/B3)
	5,000,000	8.250		03/01/15	4,487,500

					9,590,625

Publishing – 1.7%
Cengage Learning Acquisitions, Inc. (CCC+/Caa2)(b)
	20,750,000	10.500		01/15/15	19,816,250
Dex Media West Finance Co. (D/WR)(a)
	1,800,000	8.500		08/15/10	1,557,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Publishing – (continued)

Dex Media West LLC (D/WR)(a)
	$6,744,000	9.875%		08/15/13	$1,213,920
Dex Media, Inc. (D/WR)(a)
	1,250,000	8.000		11/15/13	218,750
	12,750,000	9.000	(f)	11/15/13	2,231,250
Lighthouse International Co. SA (BB-/B3)
EUR	6,500,000	8.000		04/30/14	6,182,649
Morris Publishing Group LLC (NR/WR)
	$4,500,000	7.000		08/01/13	900,000
Nielsen Finance LLC Co. (B-/Caa1)
	3,500,000	11.625		02/01/14	3,753,750
	23,000,000	10.000		08/01/14	23,115,000
EUR	1,500,000	9.000		08/01/14	2,030,397
	$5,000,000	11.500		05/01/16	5,318,750
Nielsen Finance LLC Co. (CCC+/Caa1)(f)
	19,000,000	12.500		08/01/16	15,105,000
R.H. Donnelley Corp. (D/WR)(a)
	5,555,000	6.875		01/15/13	347,187
	2,820,000	11.750	(b)	05/15/15	1,692,000
	4,000,000	8.875		01/15/16	250,000
	3,000,000	8.875		10/15/17	187,500
The Nielsen Co. (CCC+/Caa1)(f)
EUR	5,000,000	11.125		08/01/16	5,487,559
Truvo Subsidiary Corp. (CCC-/Caa3)
	16,750,000	8.500		12/01/14	5,882,663

					95,289,625

Real Estate – 0.3%
CB Richard Ellis Group, Inc. (B+/Ba3)(b)
	$5,875,000	11.625		06/15/17	6,212,812
Felcor Lodging LP (B-/B2)(b)
	1,250,000	10.000		10/01/14	1,209,375
ProLogis (BBB-/NR)(d)
	5,125,000	2.250		04/01/37	4,629,546
	3,500,000	1.875		11/15/37	2,976,295
Realogy Corp. (C/Ca)
	2,500,000	10.500		04/15/14	1,837,500
	2,023,866	11.000	(c)	04/15/14	1,335,752

					18,201,280

Restaurants – 0.5%
NPC International, Inc. (CCC+/Caa1)
	6,850,000	9.500		05/01/14	6,850,000
OSI Restaurant Partners, Inc. (CCC/Caa3)
	7,750,000	10.000		06/15/15	6,839,375
Seminole Hard Rock Entertainment, Inc. (BB/B1)(b)(e)
	7,000,000	2.799		03/15/14	5,530,000
Wendy’s/Arby’s Restaurants LLC (B+/B2)(b)
	8,375,000	10.000		07/15/16	8,877,500

					28,096,875

Retailers – 1.7%
AutoNation, Inc. (BB+/Ba2)
	745,000	7.000		04/15/14	744,069
Edcon Holdings Proprietary Ltd. (CCC+/Caa1)(e)
EUR	3,500,000	6.273		06/15/15	3,124,250

Edcon Proprietary Ltd. (B+/B2)(e)
EUR	12,375,000	4.023		06/15/14	12,947,895
General Nutrition Centers, Inc. (CCC+/Caa1)(c)(e)
	12,625,000	5.178		03/15/14	11,173,125
Jarden Corp. (B+/B2)
	4,125,000	8.000		05/01/16	4,228,125
Macy’s Retail Holdings, Inc. (BB/Ba2)
	7,750,000	5.350		03/15/12	7,595,000
	3,500,000	5.875		01/15/13	3,430,000
	15,125,000	5.900		12/01/16	13,915,000
Michaels Stores, Inc. (CCC/Caa2)
	8,375,000	10.000		11/01/14	8,207,500
Michaels Stores, Inc. (CCC/Caa3)
	11,500,000	11.375		11/01/16	10,695,000
Neiman-Marcus Group, Inc. (B-/Caa2)(c)
	5,845,404	9.000		10/15/15	4,968,593
Neiman-Marcus Group, Inc. (CCC+/Caa3)
	14,500,000	10.375		10/15/15	12,433,750

					93,462,307

Retailers-Food & Drug – 1.0%
Ahold Lease USA, Inc. (BBB/Baa3)(f)
	821,619	7.820		01/02/20	813,403
	1,931,517	8.620		01/02/25	1,912,202
Dole Food Co., Inc. (B-/B2)(b)
	15,500,000	13.875		03/15/14	18,290,000
Ingles Markets, Inc. (BB-/B1)
	6,000,000	8.875		05/15/17	6,150,000
Rite Aid Corp. (B+/B3)(b)
	2,750,000	9.750		06/12/16	2,963,125
Rite Aid Corp. (B-/Caa2)
	6,500,000	7.500		03/01/17	5,801,250
Rite Aid Corp. (CCC/Caa3)
	750,000	8.625		03/01/15	610,312
	5,250,000	9.375		12/15/15	4,252,500
	5,000,000	9.500		06/15/17	4,000,000
Supervalu, Inc. (B+/Ba3)
	5,000,000	7.500		11/15/14	5,000,000
	5,500,000	8.000		05/01/16	5,692,500

					55,485,292

Services Cyclical-Business Services – 1.6%
ACCO Brands Corp. (B-/Caa2)
	7,250,000	7.625		08/15/15	6,017,500
Carlson Wagonlit BV (CCC-/Caa2)(e)
EUR	9,000,000	6.649		05/01/15	9,581,277
Cornell Co., Inc. (B/B2)
	$1,500,000	10.750		07/01/12	1,537,500
Corrections Corp. of America (BB/Ba2)
	1,125,000	6.250		03/15/13	1,110,938
	3,500,000	7.750		06/01/17	3,605,000
Great Lakes Dredge & Dock Co. (B-/Caa1)
	5,440,000	7.750		12/15/13	5,338,000
Iron Mountain, Inc. (B+/B2)
	1,500,000	6.625		01/01/16	1,455,000
	4,625,000	8.000		06/15/20	4,671,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Services Cyclical-Business Services – (continued)

ISS Financing PLC (B/NR)
EUR	4,500,000	11.000%		06/15/14	$6,991,172
ISS Global A/S (B/NR)
	1,235,000	4.750		09/18/10	1,798,171
ISS Holdings A/S (B/Caa1)
	12,015,000	8.875		05/15/16	15,648,103
Savcio Holdings Ltd. (B+/B2)
	2,000,000	8.000		02/15/13	2,604,761
West Corp. (B-/Caa1)
	$11,500,000	9.500		10/15/14	11,270,000
	14,250,000	11.000		10/15/16	14,214,375

					85,843,047

Services Cyclical-Consumer Services – 0.1%
Service Corp. International (BB-/B1)
	1,750,000	6.750		04/01/16	1,719,375
	2,125,000	7.000		06/15/17	2,071,875
	4,000,000	7.625		10/01/18	4,040,000

					7,831,250

Services Cyclical-Rental Equipment – 1.6%
Ahern Rentals, Inc. (B/Caa3)
	3,000,000	9.250		08/15/13	1,500,000
Ashtead Capital, Inc. (B/B2)(b)
	3,000,000	9.000		08/15/16	2,865,000
Ashtead Holdings PLC (B/B2)(b)
	2,000,000	8.625		08/01/15	1,920,000
Europcar Groupe SA (B+/B3)(e)
EUR	4,000,000	4.373		05/15/13	5,121,721
Europcar Groupe SA (B/Caa1)
	3,250,000	8.125		05/15/14	4,085,780
Hertz Corp. (CCC+/B2)
	1,750,000	7.875		01/01/14	2,432,818
	$10,725,000	8.875		01/01/14	10,778,625
Hertz Corp. (CCC+/B3)
	10,250,000	10.500		01/01/16	10,634,375
RSC Equipment Rental, Inc. (B-/Caa2)
	20,000,000	9.500		12/01/14	19,200,000
RSC Equipment Rental, Inc. (BB-/B1)(b)
	5,250,000	10.000		07/15/17	5,656,875
United Rentals North America, Inc. (B/B2)
	3,000,000	6.500		02/15/12	3,018,750
	6,500,000	10.875	(b)	06/15/16	6,938,750
United Rentals North America, Inc. (CCC+/Caa1)
	7,000,000	7.750		11/15/13	6,387,500
	5,750,000	7.000		02/15/14	5,074,375

					85,614,569

Technology-Hardware – 1.0%
Avago Technologies (B+/B2)
	7,120,000	11.875		12/01/15	7,769,700
Avago Technologies Finance Corp. (BB/Ba3)
	12,500,000	10.125		12/01/13	13,234,375
Flextronics International Ltd. (BB-/Ba2)
	3,528,000	6.500		05/15/13	3,492,720

Freescale Semiconductor, Inc. (CCC/Caa2)
	2,500,000	8.875		12/15/14	1,900,000
	15,556,984	9.125	(c)	12/15/14	10,812,104
Lucent Technologies, Inc. (B+/B1)
	10,500,000	6.450		03/15/29	8,006,250
NXP BV/NXP Funding LLC (CC/C)
	1,500,000	3.259	(e)	10/15/13	1,087,500
EUR	1,500,000	3.746	(e)	10/15/13	1,569,442
	$4,625,000	7.875		10/15/14	3,642,187
Seagate Technology International (BB+/Ba1)(b)
	4,250,000	10.000		05/01/14	4,717,500

					56,231,778

Technology-Software/Services – 2.8%
Expedia, Inc. (BB/Ba2)(b)
	4,750,000	8.500		07/01/16	4,987,500
First Data Corp. (B-/Caa1)
	39,125,000	9.875		09/24/15	35,995,000
	1,500,000	10.550	(c)	09/24/15	1,290,000
First Data Corp. (CCC+/Caa2)
	5,535,000	11.250		03/31/16	4,760,100
Sabre Holdings Corp. (CCC+/Caa1)
	9,000,000	8.350		03/15/16	7,650,000
Serena Software, Inc. (CCC+/Caa1)
	5,976,000	10.375		03/15/16	5,662,260
Sungard Data Systems, Inc. (B-/Caa1)
	33,750,000	10.250		08/15/15	34,762,500
Sungard Data Systems, Inc. (B/Caa1)
	15,001,000	9.125		08/15/13	15,226,015
	11,000,000	10.625	(b)	05/15/15	11,742,500
Travelport, Inc. (CC/Caa1)
	11,000,000	11.875		09/01/16	10,065,000
Travelport, Inc. (CCC-/B3)
	18,000,000	9.875		09/01/14	17,415,000
Travelport, Inc. (D/B3)(d)(e)
EUR	2,000,000	5.450		09/01/14	2,429,159

					151,985,034

Telecommunications – 3.5%
BCM Ireland Finance Ltd. (CCC+/B3)(e)
	3,000,000	5.873		08/15/16	3,468,137
Citizens Communications Co. (BB/Ba2)
	$15,250,000	9.250		05/15/11	16,622,500
	8,500,000	6.250		01/15/13	8,415,000
Frontier Communications Corp. (BB/Ba2)
	16,250,000	6.625		03/15/15	15,600,000
	3,250,000	8.125		10/01/18	3,290,625
Level 3 Financing, Inc. (CCC/Caa1)
	10,250,000	9.250		11/01/14	9,045,625
Nordic Telephone Co. Holdings (BB-/B1)
EUR	2,250,000	6.399	(d)(e)	05/01/16	3,260,598
	28,500,000	8.250		05/01/16	43,790,718
	$8,000,000	8.875	(b)	05/01/16	8,290,000
Qwest Capital Funding, Inc. (B+/B1)
	8,375,000	7.900		08/15/10	8,521,562

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Telecommunications – (continued)

Qwest Communications International, Inc. (B+/Ba3)
	$3,000,000	7.500%		02/15/14	$2,955,000
	6,750,000	8.000	(b)	10/01/15	6,716,250
Qwest Communications International, Inc. Series B (B+/Ba3)
	1,750,000	7.500		02/15/14	1,723,750
Qwest Corp. (BBB-/Ba1)
	9,000,000	8.875		03/15/12	9,427,500
	1,450,000	7.500		10/01/14	1,468,125
	2,000,000	8.375	(b)	05/01/16	2,055,000
TDC A/S (BB-/Ba3)
EUR	460,000	6.500		04/19/12	700,066
Virgin Media Finance PLC (B/B2)
	3,825,000	8.750		04/15/14	5,807,424
	$16,750,000	9.500		08/15/16	17,671,250
Windstream Corp. (BB/Ba3)
	13,000,000	8.125		08/01/13	13,422,500
	8,000,000	8.625		08/01/16	8,170,000
	2,000,000	7.875	(b)	11/01/17	1,992,500
	950,000	7.000		03/15/19	893,000

					193,307,130

Telecommunications-Cellular – 5.2%
American Tower Corp. (BB+/Baa3)
	5,000,000	7.125		10/15/12	5,075,000
	4,500,000	7.000		10/15/17	4,635,000
CC Holdings GS V LLC/Crown Castle GS III Corp. (BB/Baa3)(b)
	9,750,000	7.750		05/01/17	10,140,000
Centennial Cellular Communications (B/B2)
	1,500,000	10.125		06/15/13	1,545,000
Crown Castle International Corp. (B+/B1)
	10,250,000	9.000		01/15/15	10,813,750
Digicel Group Ltd. (NR/B1)(b)
	8,000,000	9.250		09/01/12	8,000,000
Digicel Group Ltd. (NR/Caa1)(b)
	23,250,000	8.875		01/15/15	21,622,500
	7,071,000	9.125	(c)	01/15/15	6,611,385
Digicel SA (NR/B1)(b)
	5,500,000	12.000		04/01/14	6,132,500
Hellas Telecommunications III (C/Ca)
EUR	7,250,000	8.500		10/15/13	8,169,146
Hellas Telecommunications Luxembourg V (CC/Caa2)(e)
	1,250,000	4.496		10/15/12	1,591,392
Nextel Communications, Inc. (BB/Ba2)
	$11,125,000	6.875		10/31/13	10,290,625
	3,000,000	5.950		03/15/14	2,677,500
	16,500,000	7.375		08/01/15	14,788,125
Orascom Telecom Finance SCA (CCC+/B3)(b)
	14,875,000	7.875		02/08/14	14,168,437
SBA Telecommunications, Inc. (BB-/Ba2)(b)
	2,500,000	8.000		08/15/16	2,562,500
Sprint Capital Corp. (BB/Ba2)
	8,000,000	7.625		01/30/11	8,180,000
	19,500,000	8.375		03/15/12	20,182,500
	46,125,000	6.900		05/01/19	41,743,125
	18,250,000	8.750		03/15/32	17,246,250

Sprint Nextel Corp. (BB/Ba2)
	14,250,000	6.000		12/01/16	12,540,000
Wind Acquisition Finance SA (BB-/B2)
EUR	26,000,000	9.750		12/01/15	41,281,074
	$12,500,000	10.750	(b)	12/01/15	13,765,625
	500,000	11.750	(b)	07/15/17	567,500

					284,328,934

Telecommunications-Satellites – 1.9%
Inmarsat Finance II PLC (BB/B1)(f)
	6,000,000	10.375		11/15/12	6,210,000
Inmarsat Finance PLC (BB+/Ba3)
	1,601,000	7.625		06/30/12	1,611,006
Intelsat Bermuda Ltd. (CCC+/Caa2)
	13,000,000	11.250		06/15/16	13,910,000
	2,000,000	11.250	(b)(g)	02/04/17	1,990,000
	7,437,500	11.500	(b)(c)	02/04/17	6,954,063
Intelsat Intermediate Holding Co. Ltd. (CCC+/NR)(f)
	13,250,000	9.500		02/01/15	13,150,625
Intelsat Jackson Holdings Ltd. (BB-/B3)
	9,375,000	9.500		06/15/16	9,890,625
Intelsat Ltd. (CCC+/Caa3)
	10,500,000	7.625		04/15/12	10,185,000
Intelsat Subsidiary Holding Co. Ltd. (BB-/B3)
	15,000,000	8.500		01/15/13	15,262,500
	24,750,000	8.875		01/15/15	25,183,125

					104,346,944

Textiles & Apparel – 0.2%
Propex Fabrics, Inc. (NR/WR)(a)
	2,500,000	10.000		12/01/12	250
Quiksilver, Inc. (CCC/Caa2)
	8,000,000	6.875		04/15/15	6,000,000
Warnaco, Inc. (BB+/Ba3)
	2,000,000	8.875		06/15/13	2,060,000

					8,060,250

Tobacco(b) – 0.1%
Alliance One International, Inc. (B+/B2)
	6,125,000	10.000		07/15/16	6,293,438

Transportation – 0.5%
Commercial Barge Line Co. (B+/B2)(b)
	12,000,000	12.500		07/15/17	12,480,000
RailAmerica, Inc. (BB-/B1)(b)
	12,125,000	9.250		07/01/17	12,700,937
Stena AB (BB+/Ba2)
EUR	500,000	6.125		02/01/17	636,557

					25,817,494

Utilities-Distribution – 0.4%
AmeriGas Partners LP (NR/Ba3)
	$3,750,000	7.250		05/20/15	3,656,250
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. (NR/Ba3)
	7,500,000	7.125		05/20/16	7,200,000
Ferrellgas Finance LP (B+/Ba3)
	438,000	6.750		05/01/14	418,290

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Utilities-Distribution – (continued)

Inergy LP/Inergy Finance Corp. (B+/B1)
$1,550,000	6.875%		12/15/14	$1,484,125
5,000,000	8.250		03/01/16	5,025,000
Suburban Propane Partners LP (BB-/Ba3)
3,442,000	6.875		12/15/13	3,407,580

				21,191,245

Utilities-Electric – 3.7%
Calpine Construction Finance Co. LP and CCFC Finance Corp. (BB-/B1)(b)
4,500,000	8.000		06/01/16	4,601,250
Dynegy Holdings, Inc. (B/B3)
3,000,000	8.750		02/15/12	3,030,000
4,500,000	7.500		06/01/15	4,140,000
2,250,000	8.375		05/01/16	2,109,375
1,500,000	7.125		05/15/18	1,140,000
5,750,000	7.750		06/01/19	4,916,250
Edison Mission Energy (B/B2)
9,625,000	7.750		06/15/16	8,349,688
11,125,000	7.000		05/15/17	9,331,094
7,000,000	7.200		05/15/19	5,687,500
Elwood Energy LLC (BB/Ba1)
2,014,140	8.159		07/05/26	1,772,443
Intergen NV (BB-/Ba3)(b)
4,500,000	9.000		06/30/17	4,635,000
Ipalco Enterprises, Inc. (BB+/Ba1)
1,500,000	8.625		11/14/11	1,537,500
Midwest Generation LLC (BB-/Ba1)
4,174,001	8.560		01/02/16	4,247,046
Mirant Americas Generation LLC (B-/B3)
7,750,000	8.300		05/01/11	7,866,250
Mirant Mid-Atlantic LLC (BB/Ba1)
2,236,320	9.125		06/30/17	2,247,501
Mirant North America LLC (B-/B1)
10,500,000	7.375		12/31/13	10,421,250
NiSource Finance Corp. (BBB-/Baa3)
5,000,000	6.150		03/01/13	5,243,029
2,000,000	5.400		07/15/14	2,038,543
1,500,000	10.750		03/15/16	1,763,553
7,275,000	6.400		03/15/18	7,412,747
3,250,000	6.800		01/15/19	3,314,677
5,000,000	5.450		09/15/20	4,679,001
NRG Energy, Inc. (BB-/B1)
21,725,000	7.250		02/01/14	21,344,813
21,125,000	7.375		02/01/16	20,491,250
2,500,000	7.375		01/15/17	2,425,000
Orion Power Holdings, Inc. (BB/Ba3)
3,500,000	12.000		05/01/10	3,622,500
RRI Energy, Inc. (B+/B2)
5,750,000	7.625		06/15/14	5,649,375
6,375,000	7.875		06/15/17	6,215,625

The AES Corp. (BB-/B1)
5,250,000	9.375		09/15/10	5,407,500
8,000,000	7.750		10/15/15	8,040,000
13,250,000	9.750	(b)	04/15/16	14,442,500
10,000,000	8.000		10/15/17	10,125,000
6,000,000	8.000		06/01/20	5,970,000

				204,217,260

Utilities-Pipelines – 2.2%
El Paso Corp. (BB-/Ba3)
4,000,000	12.000		12/12/13	4,570,000
5,000,000	8.250		02/15/16	5,125,000
10,500,000	7.000		06/15/17	10,316,250
3,500,000	7.250		06/01/18	3,443,125
2,000,000	7.800		08/01/31	1,835,000
El Paso Natural Gas Co. (BB/Baa3)
2,625,000	8.625		01/15/22	3,189,270
2,375,000	7.500		11/15/26	2,644,421
4,250,000	8.375		06/15/32	5,013,088
Enterprise Products Operating LP (BB/Ba1)(e)
3,750,000	8.375		08/01/66	3,494,929
3,285,000	7.034		01/15/68	2,876,737
Mark West Energy Partners LP/Mark West Energy Finance Corp. Series B (B+/B2)
7,250,000	8.500		07/15/16	7,141,250
Regency Energy Partners (B/B1)
6,598,000	8.375		12/15/13	6,696,970
8,000,000	9.375	(b)	06/01/16	8,320,000
Southern Star Central Corp. (BB+/Ba2)
1,000,000	6.750		03/01/16	955,000
Targa Resources Partners LP (B/B2)
3,034,000	8.250		07/01/16	2,867,130
6,625,000	11.250	(b)	07/15/17	6,989,375
Targa Resources, Inc. (B/B3)
9,055,000	8.500		11/01/13	8,511,700
Tennessee Gas Pipeline Co. (BB/Baa3)
3,000,000	7.000		10/15/28	3,196,683
3,000,000	8.375		06/15/32	3,622,065
1,500,000	7.625		04/01/37	1,694,135
The Williams Cos., Inc. (BB+/Baa3)
5,000,000	8.125		03/15/12	5,447,297
6,750,000	7.625		07/15/19	7,277,541
5,000,000	8.750		01/15/20	5,728,189
9,000,000	7.875		09/01/21	9,773,247
1,000,000	7.500		01/15/31	1,027,993

				121,756,395

TOTAL CORPORATE OBLIGATIONS
(Cost $5,054,191,038)				$5,093,828,556

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

	Dividend	Maturity
Shares	Rate	Date	Value

Preferred Stocks – 0.1%

CMP Susquehanna Radio Holdings Corp.(b)(e)
111,942	0.000%	09/09/49	$—
Lucent Technologies Capital Trust I
1,000	7.750	03/15/17	765,000
Pliant Corp.(c)
2,796	13.000	07/18/11	420
Preferred Blocker, Inc.(b)
7,813	7.000	12/31/11	4,543,504
Spanish Broadcasting Systems, Inc.(c)(d)
3,074	10.750	10/15/13	15

TOTAL PREFERRED STOCKS
(Cost $8,894,040)			$5,308,939

Shares	Description	Value

Common Stocks – 0.3%

1,996,917	Adelphia Recovery Trust Series ACC-1(a)	$39,938
24,334	Axiohm Transaction Solutions, Inc.(a)	243
8,366	iPCS, Inc.(a)	145,568
6,252	Masonite Worldwide Holdings(a)	237,604
1,656	Nycomed(a)	24
567,500	Parmalat SpA(b)	1,566,981
351	Pliant Corp.(a)	4
33,975	Polymer Group, Inc.(a)	339,750
2,500	Port Townsend Holdings Co., Inc.	912,500
20,372	Smurfit Kappa Funding PLC	160,385
444,042	Spectrum Brands, Inc.(a)	10,212,966
103,389	Viasystems Group, Inc.(a)	310,167
1,051	Zemex Minerals Group, Inc.(a)	—

TOTAL COMMON STOCKS
(Cost $32,867,063)		$13,926,130

	Expiration
Units	Date	Value

Warrants(a) – 0.0%

APP China Group Ltd.
2,731	03/15/10	$—
Atrium Corp.
3,385	12/31/12	—
Avecia Group PLC (Ordinary)(b)
40,000	07/01/10	400
Avecia Group PLC (Preferred)(b)
40,000	01/01/10	400
CNB Capital Trust I(b)
127,920	03/23/19	—
Masonite Worldwide Holdings
30,311	06/09/14	109,119
22,734	06/09/16	76,159

Parmalat SpA(b)
650	12/31/15	1,797

TOTAL WARRANTS
(Cost $1,028,071)		$187,875

Shares	Description	Value

Special Purpose Entity(a) – 0.0%

526,991	Adelphia Recovery Trust
(Cost $63,727)		$25,032

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $5,097,043,939)		$5,113,276,532

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(h) – 4.6%

Joint Repurchase Agreement Account II
$252,500,000	0.061%	10/01/09	$252,500,000
Maturity Value: $252,500,428
(Cost $252,500,000)

TOTAL INVESTMENTS – 98.2%
(Cost $5,349,543,939)			$5,365,776,532

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			98,889,992

NET ASSETS – 100.0%			$5,464,666,524

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security is currently in default and/or non-income producing.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $964,066,326, which represents approximately 17.6% of net assets as of September 30, 2009.

(c)	Pay-in-kind securities.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(f)	These securities are issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2009.

(h)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on page 65.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
NR	—	Not Rated
WR	—	Withdrawn Rating

As a % of
Net Assets

Investments Industry Classifications†

Aerospace	0.7%
Agriculture	0.9
Automotive	3.4
Banks	1.4
Building Materials	2.2
Capital Goods	1.9
Chemicals	3.5
Conglomerates	1.1
Construction Machinery	0.3
Consumer Products	3.9
Defense	0.8
Energy	5.6
Entertainment & Leisure	0.6
Environmental	0.8
Finance	3.9
Food	1.9
Gaming	5.2
Health Care	9.1
Home Construction	0.8
Lodging	0.7
Media	7.2
Metals	1.1
Packaging	4.1
Paper	2.0
Printing	0.2
Publishing	1.8
Real Estate	0.3
Restaurants	0.5
Retailers	2.7
Services Cyclical	3.3
Short-term Investments#	6.4
Technology	3.8
Telecommunications	10.7
Textiles & Apparel	0.2
Tobacco	0.1
Transportation	0.5
Utilities	6.4

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term Investments include repurchase agreements and other assets/liabilities.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

	Contract	Expiration	Value on	Current	Unrealized
Open Forward Foreign Currency Exchange Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Euro	Purchase	11/19/09	$25,637,574	$26,398,828	$761,254

	Contract	Expiration	Value on	Current	Unrealized
Open Forward Foreign Currency Exchange Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Euro	Purchase	11/19/09	$10,594,172	$10,571,108	$(23,064)
Euro	Sale	11/19/09	821,858,227	847,972,781	(26,114,554)

TOTAL					$(26,137,618)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 80.5%

Banks – 17.2%
ANZ Capital Trust I(a)(b)
	$850,000	4.484%		12/15/49	$835,876
ANZ Capital Trust II(a)(b)
	2,575,000	5.360		12/29/49	2,327,686
Astoria Financial Corp.(a)
	225,000	5.750		10/15/12	208,461
BB&T Corp.
	2,400,000	3.850		07/27/12	2,475,682
Bear Stearns & Co., Inc.
	3,050,000	6.950		08/10/12	3,395,214
	5,600,000	6.400		10/02/17	6,070,396
	925,000	7.250		02/01/18	1,057,808
Citigroup, Inc.
	1,200,000	5.500		04/11/13	1,227,991
	1,425,000	6.125		05/15/18	1,403,116
	400,000	5.875		05/29/37	348,761
	725,000	6.875		03/05/38	714,059
HBOS PLC(a)(b)(c)
	1,750,000	5.375		11/01/49	1,120,000
HSBC Bank USA NA
	4,400,000	6.000		08/09/17	4,644,301
	1,790,000	5.625		08/15/35	1,786,536
HSBC Capital Funding LP(a)(b)(c)
	1,050,000	4.610		06/27/49	842,143
JPMorgan Chase & Co.
	2,650,000	6.300		04/23/19	2,893,076
	1,225,000	7.900	(a)(c)	04/30/49	1,176,208
JPMorgan Chase Capital Co. Series T(a)
	1,650,000	6.550		09/29/36	1,532,067
KeyBank NA
	2,375,000	5.500		09/17/12	2,450,335
Manufacturers & Traders Trust Co.(a)(c)
	1,495,000	5.585		12/28/20	1,189,514
Merrill Lynch & Co., Inc.
	3,500,000	6.050		08/15/12	3,730,739
	7,111,000	5.450		02/05/13	7,410,804
	1,200,000	6.400		08/28/17	1,215,317
	5,125,000	6.875		04/25/18	5,400,789
MUFG Capital Finance 1 Ltd.(a)(c)
	3,025,000	6.346		07/25/49	2,722,500
Nordea Bank Sweden AB(a)(b)(c)
	2,380,000	8.950		11/12/49	2,261,000
Northern Trust Co.
	1,625,000	6.500		08/15/18	1,865,854
PNC Bank NA
	1,000,000	4.875		09/21/17	955,717
	850,000	6.000		12/07/17	869,179
Resona Bank Ltd.(a)(b)(c)
	1,475,000	5.850		04/15/49	1,275,875
Royal Bank of Scotland Group PLC(b)
	3,375,000	4.875		08/25/14	3,426,874
Santander Issuances SA Unipersonal(a)(b)(c)
	700,000	5.805		06/20/16	623,000
Sovereign Bank(a)(c)
	455,000	2.193		08/01/13	433,901

Sumitomo Mitsui Banking Corp.(a)(b)(c)
	450,000	5.625		10/15/49	429,335
US Bank NA(a)(c)
EUR	2,400,000	4.375		02/28/17	3,263,877
Wachovia Bank NA
	$1,450,000	7.800		08/18/10	1,531,120
	1,300,000	6.600		01/15/38	1,426,992
Wachovia Corp.
	9,844,000	5.500		05/01/13	10,556,778

					87,098,881

Brokerage – 3.3%
Morgan Stanley & Co.
	1,500,000	5.750		08/31/12	1,602,582
	8,375,000	6.250	(a)	08/28/17	8,756,648
	2,925,000	6.625	(a)	04/01/18	3,089,176
	2,400,000	7.300	(a)	05/13/19	2,640,658
	825,000	5.625	(a)	09/23/19	814,897

					16,903,961

Chemicals(a) – 1.8%
Airgas, Inc.
	2,925,000	4.500		09/15/14	2,976,793
The Dow Chemical Co.
	4,675,000	7.600		05/15/14	5,171,714
	875,000	5.900		02/15/15	898,085

					9,046,592

Consumer Products(a) – 0.7%
Whirlpool Corp.
	2,650,000	8.000		05/01/12	2,860,416
	850,000	8.600		05/01/14	950,831

					3,811,247

Consumer Products-Industrial(a)(d) – 0.2%
Allied Waste Industries, Inc.
	840,000	4.250		04/15/34	831,819

Distributors(a)(b) – 0.7%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
	2,300,000	6.750		09/30/19	2,578,951
Southern Star Central Gas Pipeline, Inc.
	1,100,000	6.000		06/01/16	1,044,442

					3,623,393

Electric – 6.5%
Arizona Public Service Co.(a)
	500,000	6.250		08/01/16	517,915
Commonwealth Edison Co.(a)
	2,000,000	6.150		09/15/17	2,210,026
	1,025,000	5.900		03/15/36	1,089,325
EDF SA(b)
	3,275,000	6.950		01/26/39	4,057,581
Enel Finance International SA(a)(b)
	5,100,000	5.125		10/07/19	5,077,560
FirstEnergy Corp.(a)
	3,225,000	7.375		11/15/31	3,614,990

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Electric – (continued)

MidAmerican Energy Holdings Co.(a)
$2,475,000	5.750%	04/01/18	$2,671,527
Nevada Power Co.(a)
2,400,000	7.125	03/15/19	2,729,904
Niagara Mohawk Power Corp.(a)(b)
3,025,000	4.881	08/15/19	3,089,430
NiSource Finance Corp.(a)(c)
500,000	0.977	11/23/09	499,622
Pacific Gas and Electric Co.(a)
2,275,000	6.050	03/01/34	2,530,717
Progress Energy, Inc.(a)
1,550,000	7.050	03/15/19	1,804,725
1,000,000	7.000	10/30/31	1,162,174
Public Service Co. of Oklahoma(a)
1,650,000	6.625	11/15/37	1,789,352

			32,844,848

Energy(a) – 5.2%
Cenovus Energy, Inc.(b)
6,300,000	6.750	11/15/39	6,788,458
ConocoPhillips Canada Funding Co. I
5,250,000	5.300	04/15/12	5,674,788
Dolphin Energy Ltd.(b)
550,000	5.888	06/15/19	555,847
Petro-Canada
4,675,000	6.050	05/15/18	4,895,183
Suncor Energy, Inc.
1,387,000	6.100	06/01/18	1,449,507
Transocean, Inc.
2,425,000	6.000	03/15/18	2,590,467
XTO Energy, Inc.
300,000	5.900	08/01/12	323,995
1,437,000	6.500	12/15/18	1,586,393
2,350,000	6.750	08/01/37	2,614,215

			26,478,853

Entertainment – 0.3%
Time Warner Entertainment Co.
1,290,000	8.375	03/15/23	1,517,804

Environmental(a) – 1.4%
Allied Waste North America, Inc.
2,450,000	6.375	04/15/11	2,557,187
1,975,000	7.875	04/15/13	2,034,250
Waste Management, Inc.
725,000	7.375	03/11/19	843,714
1,403,000	7.375	05/15/29	1,588,463

			7,023,614

Food & Beverage(a)(b) – 3.2%
Anheuser-Busch InBev Worldwide, Inc.
3,300,000	7.750	01/15/19	3,904,758
7,925,000	8.200	01/15/39	10,450,214

Bacardi Ltd.
1,200,000	7.450	04/01/14	1,354,380
450,000	8.200	04/01/19	540,405

			16,249,757

Healthcare Products – 1.5%
Agilent Technologies, Inc.(a)
4,630,000	5.500	09/14/15	4,762,584
CareFusion Corp.(b)
2,650,000	6.375	08/01/19	2,874,079

			7,636,663

Life Insurance – 1.1%
Nationwide Life Global Funding I(b)
2,450,000	5.450	10/02/12	2,432,260
Phoenix Life Insurance Co.(a)(b)
2,600,000	7.150	12/15/34	617,500
Reinsurance Group of America, Inc.
625,000	6.750	12/15/11	641,245
Symetra Financial Corp.(a)(b)
1,600,000	6.125	04/01/16	1,356,520
725,000	8.300 (c)	10/15/37	449,500

			5,497,025

Media-Cable – 3.5%
British Sky Broadcasting Group PLC(a)(b)
1,975,000	6.100	02/15/18	2,127,567
Comcast Cable Communications Holdings, Inc.
2,200,000	8.375	03/15/13	2,557,344
1,350,000	9.455	11/15/22	1,734,747
Comcast Corp.(a)
1,000,000	5.500	03/15/11	1,049,031
Cox Communications, Inc.(a)(b)
2,000,000	6.250	06/01/18	2,121,814
2,025,000	8.375	03/01/39	2,497,990
Rogers Communications, Inc.(a)
2,500,000	6.800	08/15/18	2,805,640
Time Warner Cable, Inc.(a)
1,300,000	5.400	07/02/12	1,389,077
1,075,000	8.750	02/14/19	1,324,325

			17,607,535

Media-Non Cable(a) – 2.9%
DirecTV Holdings LLC(b)
3,000,000	5.875	10/01/19	2,992,464
News America, Inc.
725,000	6.650	11/15/37	758,424
Reed Elsevier Capital, Inc.
5,005,000	8.625	01/15/19	6,166,020
Thomson Reuters Corp.
1,025,000	6.500	07/15/18	1,158,802
WPP Finance UK
3,450,000	8.000	09/15/14	3,784,457

			14,860,167

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)

Metals & Mining – 1.2%
Anglo American Capital PLC(a)(b)
$1,750,000	9.375%		04/08/19	$2,126,250
ArcelorMittal
2,875,000	9.850		06/01/19	3,385,312
Xstrata Canada Corp.(a)
500,000	7.250		07/15/12	535,000

				6,046,562

Noncaptive-Financial – 2.2%
American General Finance Corp.
2,775,000	3.875		10/01/09	2,761,125
1,225,000	8.450	(d)	10/15/09	1,218,875
General Electric Capital Corp.
3,650,000	6.875		01/10/39	3,822,754
SLM Corp.
3,750,000	5.400		10/25/11	3,460,200

				11,262,954

Paper(a) – 0.3%
International Paper Co.
1,350,000	7.500		08/15/21	1,430,413

Pharmaceuticals(a) – 1.6%
Roche Holdings, Inc.(b)
3,500,000	6.000		03/01/19	3,895,987
625,000	7.000		03/01/39	775,817
Watson Pharmaceuticals, Inc.
3,150,000	5.000		08/15/14	3,229,027

				7,900,831

Pipelines – 9.1%
Buckeye Partners LP(a)
2,000,000	5.500		08/15/19	2,044,162
CenterPoint Energy Resources Corp. Series B(a)
2,500,000	7.875		04/01/13	2,815,140
DCP Midstream LLC(a)(b)
7,110,000	9.750		03/15/19	8,493,762
Energy Transfer Partners LP(a)
275,000	5.650		08/01/12	289,996
5,852,000	5.950		02/01/15	6,190,371
Enterprise Products Operating LP(a)
2,350,000	5.600		10/15/14	2,484,949
275,000	5.000		03/01/15	280,618
Magellan Midstream Partners LP(a)
3,200,000	6.550		07/15/19	3,555,904
Northwest Pipeline GP(a)
2,025,000	6.050		06/15/18	2,179,331
ONEOK Partners LP(a)
1,000,000	6.150		10/01/16	1,042,643
Southeast Supply Header LLC(a)(b)
2,325,000	4.850		08/15/14	2,367,164
Southern Natural Gas Co.(a)(b)
700,000	5.900		04/01/17	720,932
Tennessee Gas Pipeline Co.(a)
1,460,000	7.000		10/15/28	1,555,719
2,125,000	8.375		06/15/32	2,565,630

TEPPCO Partners LP(a)
1,500,000	6.650		04/15/18	1,625,694
3,973,000	7.550		04/15/38	4,686,408
The Williams Cos., Inc.
825,000	6.375	(b)	10/01/10	846,961
589,000	7.875	(a)	09/01/21	639,605
408,000	8.750	(a)	03/15/32	467,879
TransCanada PipeLines Ltd.(a)(c)
1,500,000	6.350		05/15/67	1,309,658

				46,162,526

Property/Casualty Insurance – 3.5%
Ace Capital Trust II(a)
250,000	9.700		04/01/30	248,916
ACE INA Holdings, Inc.(a)
1,500,000	6.700		05/15/36	1,731,353
Arch Capital Group Ltd.(a)
1,245,000	7.350		05/01/34	1,158,750
Aspen Insurance Holdings Ltd.(a)
1,025,000	6.000		08/15/14	1,002,154
Catlin Insurance Co. Ltd.(a)(b)(c)
1,050,000	7.249		01/19/49	683,813
CNA Financial Corp.(a)
1,000,000	5.850		12/15/14	907,031
Endurance Specialty Holdings Ltd.(a)
1,350,000	7.000		07/15/34	1,206,789
Marsh & McLennan Cos., Inc.(a)
1,000,000	5.150		09/15/10	1,013,355
QBE Insurance Group Ltd.(b)
647,000	9.750		03/14/14	734,412
855,000	5.647	(a)(c)	07/01/23	708,095
The Chubb Corp.(a)
1,300,000	6.500		05/15/38	1,532,658
The Travelers Cos., Inc.(a)(c)
1,300,000	6.250		03/15/37	1,142,994
White Mountains Reinsurance Group Ltd.(a)(b)
1,725,000	6.375		03/20/17	1,568,162
Willis North America, Inc.(a)
1,475,000	7.000		09/29/19	1,516,623
ZFS Finance USA Trust I(a)(b)(c)
1,375,000	6.150		12/15/65	1,237,500
ZFS Finance USA Trust II(a)(b)(c)
1,275,000	6.450		12/15/65	1,134,750

				17,527,355

Real Estate Investment Trusts(a) – 3.0%
Arden Realty LP(e)
1,160,000	5.200		09/01/11	1,210,568
Health Care Property Investors, Inc.
1,825,000	5.950		09/15/11	1,888,560
Pan Pacific Retail Properties, Inc.
1,350,000	5.950		06/01/14	1,366,716
Post Apartment Homes LP
3,000,000	6.300		06/01/13	2,953,404
ProLogis(d)
2,500,000	2.250		04/01/37	2,258,315

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trusts(a) – (continued)

Simon Property Group LP
$1,000,000	5.600%	09/01/11	$1,040,944
1,350,000	6.125	05/30/18	1,360,226
WEA Finance LLC(b)
1,625,000	7.125	04/15/18	1,693,989
Westfield Capital Corp. Ltd.(b)
1,500,000	4.375	11/15/10	1,522,004

			15,294,726

Retailers – 1.7%
CVS Caremark Corp.(a)
1,550,000	5.750	06/01/17	1,659,283
800,000	6.250	06/01/27	850,342
Nordstrom, Inc.(a)
3,350,000	6.750	06/01/14	3,674,926
Wal-Mart Stores, Inc.
1,850,000	7.550	02/15/30	2,378,386

			8,562,937

Technology-Hardware(a) – 1.3%
Cisco Systems, Inc.
1,925,000	5.900	02/15/39	2,083,761
Fiserv, Inc.
2,275,000	6.125	11/20/12	2,462,340
Xerox Corp.
1,750,000	8.250	05/15/14	1,989,209

			6,535,310

Tobacco – 1.4%
Altria Group, Inc.
1,875,000	9.700	11/10/18	2,328,857
BAT International Finance PLC(a)(b)
1,325,000	9.500	11/15/18	1,718,561
Philip Morris International, Inc.
2,775,000	5.650	05/16/18	2,953,754

			7,001,172

Transportation(a) – 0.7%
CSX Corp.
3,150,000	6.250	03/15/18	3,416,159

Wireless Telecommunications(a) – 1.5%
AT&T, Inc.
1,650,000	5.800	02/15/19	1,765,559
2,300,000	6.400	05/15/38	2,441,593
New Cingular Wireless Services, Inc.
900,000	8.750	03/01/31	1,189,846
Vodafone Group PLC
1,950,000	5.000	12/16/13	2,079,636

			7,476,634

Wirelines Telecommunications(a) – 3.5%
British Telecommunications PLC
3,750,000	9.125	12/15/10	4,037,539
France Telecom SA
4,375,000	7.750	03/01/11	4,737,141
Telecom Italia Capital SA
1,500,000	6.200	07/18/11	1,596,536

1,700,000	4.950	09/30/14	1,759,323
Verizon Wireless Capital LLC(b)
4,600,000	8.500	11/15/18	5,743,707

			17,874,246

TOTAL CORPORATE OBLIGATIONS
(Cost $387,791,832)			$407,523,984

Agency Debentures – 1.4%

FHLB
$5,700,000	4.500%	09/13/19	$5,881,562
Tennessee Valley Authority
1,400,000	5.500	07/18/17	1,550,637

TOTAL AGENCY DEBENTURES
(Cost $7,346,464)			$7,432,199

Mortgage-Backed Obligations – 1.6%

Collateralized Mortgage Obligations – 1.6%
Countrywide Alternative Loan Trust Series 2007-06, Class A4
$1,200,000	5.750%	04/25/47	$572,530
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
2,321,285	5.750	07/25/37	1,584,362
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
1,821,949	6.000	08/25/37	1,297,540
Residential Asset Securitization Trust Series 2007-06, Class 1A3
1,482,055	6.000	04/25/37	867,451
Structured Adjustable Rate Mortgage Loan Trust Series 2005-21, Class 7A1(c)
2,176,353	6.010	11/25/35	1,709,665
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1(c)
1,594,986	0.506	11/25/45	1,028,624
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
1,615,520	6.000	06/25/37	1,113,505

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $9,171,115)			$8,173,677

Foreign Debt Obligations – 5.1%

Sovereign – 3.6%
Federal Republic of Brazil
$820,000	8.250%	01/20/34	$1,081,170
4,000,000	7.125	01/20/37	4,770,000
Landwirtschaftliche Rentenbank
4,800,000	1.875	09/24/12	4,797,936
Ontario Province of Canada
1,400,000	4.100	06/16/14	1,480,171

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)

Societe Financement de l’Economie Francaise(b)
$2,200,000	3.375%	05/05/14	$2,270,580
State of Qatar
600,000	5.150	04/09/14	628,500
300,000	6.550	04/09/19	334,500
Swedish Export Credit
2,900,000	3.250	09/16/14	2,917,659

			18,280,516

Supranational – 1.5%
European Investment Bank
2,500,000	3.000	04/08/14	2,558,347
3,300,000	3.125	06/04/14	3,377,019
Inter-American Development Bank
1,600,000	3.000	04/22/14	1,630,202

			7,565,568

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $24,965,018)			$25,846,084

Municipal Debt Obligations – 1.3%

California – 0.8%
California State GO Bonds Build America Taxable Series 2009
$1,050,000	7.500%	04/01/34	$1,154,444
2,625,000	7.550	04/01/39	2,921,257

			4,075,701

Illinois – 0.4%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Bonds Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	1,926,709

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Taxable Series 2009 F
350,000	7.414	01/01/40	432,058

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $5,959,807)			$6,434,468

Government Guarantee Obligations – 7.2%

ANZ National (International) Ltd.(b)(f)
$3,700,000	3.250%	04/02/12	$3,825,818
Citigroup Funding, Inc.(g)
3,400,000	1.875	10/22/12	3,408,925
5,400,000	1.875	11/15/12	5,390,712
1,500,000	2.250	12/10/12	1,520,196
General Electric Capital Corp.(g)
2,100,000	2.000	09/28/12	2,111,703
4,400,000	2.625	12/28/12	4,508,024
Israel Government AID Bond(g)
3,500,000	5.500	09/18/33	3,836,182

LeasePlan Corp. NV(b)(f)
1,600,000	3.000	05/07/12	1,630,106
Macquarie Bank Ltd.(b)(f)
4,200,000	3.300	07/17/14	4,185,222
Societe Financement de l’Economie Francaise(b)(f)
5,900,000	2.875	09/22/14	5,912,095

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $36,065,847)			$36,328,983

U.S. Treasury Obligations – 2.0%

United States Treasury Bonds
$2,700,000	4.250%	05/15/39	$2,793,234
United States Treasury Note
3,200,000	2.375	09/30/14	3,208,256
United States Treasury Principal-Only STRIPS(h)
800,000	0.000	05/15/20	534,435
7,100,000	0.000	11/15/26	3,439,517

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,695,350)			$9,975,442

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $480,995,433)			$501,714,837

Repurchase Agreement(i) – 1.4%

Joint Repurchase Agreement Account II
$7,100,000	0.061%	10/01/09	$7,100,000
Maturity Value: $7,100,012
(Cost $7,100,000)

TOTAL INVESTMENTS – 100.5%
(Cost $488,095,433)			$508,814,837

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(2,618,193)

NET ASSETS – 100.0%			$506,196,644

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $123,849,196, which represents approximately 24.5% of net assets as of September 30, 2009.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(f)	Represents securities which are guaranteed by a foreign government. Total market value of the securities amounts to $15,553,241, which represents approximately 3.1% of net assets as of September 30, 2009.

(g)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $20,775,742, which represents approximately 4.1% of net assets as of September 30, 2009.

(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on page 65.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At September 30, 2009, the Fund had an outstanding forward foreign currency exchange contract to sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contract with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Euro	Sale	10/13/09	$3,190,137	$3,283,088	$(92,951)

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	26	December 2009	$6,475,950	$26,585
Eurodollars	(15)	September 2010	(3,698,813)	(2,235)
Eurodollars	(2)	December 2010	(491,225)	(401)
2 Year U.S. Treasury Notes	145	December 2009	31,460,469	160,826
5 Year U.S. Treasury Notes	(88)	December 2009	(10,216,250)	(44,276)
10 Year U.S. Treasury Notes	30	December 2009	3,549,844	44,477
30 Year U.S. Treasury Bonds	(187)	December 2009	(22,697,125)	(383,068)

TOTAL				$(198,092)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged			Upfront
	Notional			Payments	Payments		Payments made
	Amount		Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Banc of America Securities LLC	$7,000		10/19/15	4.965%	3 month LIBOR	$957,677	$—	$957,677
	15,900	(a)	08/14/17	4.955	3 month LIBOR	538,562	—	538,562
	9,000	(a)	08/15/22	3 month LIBOR	5.078%	(509,153)	—	(509,153)
	400	(a)	12/17/29	3 month LIBOR	4.000	(4,422)	26,970	(31,392)
Credit Suisse First Boston Corp.	900	(a)	12/17/29	3 month LIBOR	4.000	(9,950)	25,389	(35,339)
Deutsche Bank Securities, Inc.	20,900	(a)	12/16/14	3.000	3 month LIBOR	185,529	(57,622)	243,151
	3,800	(a)	12/16/16	3 month LIBOR	3.250	(5,986)	65,087	(71,073)
	8,200	(a)	09/05/17	4.568	3 month LIBOR	137,870	—	137,870
	4,800	(a)	09/06/22	3 month LIBOR	4.710	(133,020)	—	(133,020)

TOTAL						$1,157,107	$59,824	$1,097,283

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2009.

CREDIT DEFAULT SWAP CONTRACTS

						Upfront
		Notional				Payments made
	Referenced	Amount	Rates received	Termination	Market	(received) by	Unrealized
Swap Counterparty	Obligation	(000s)	(paid) by Fund	Date	Value	the Fund	Gain (Loss)

Protection Purchased:
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	$4,300	(1.000)%	12/22/14	$(1,194)	$—	$(1,194)
		6,000	(1.000)	12/22/14	1,376	(11,538)	12,914
JPMorgan Securities, Inc.	CDX North America Investment Grade Index	10,900	(1.500)	12/20/13	(94,612)	238,577	(333,189)

TOTAL					$(94,430)	$227,039	$(321,469)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Sovereign Debt Obligations – 54.8%

Brazil – 9.9%
Brazil Notas do Tesouro Nacional (NR/Baa3)
BRL 34,000,000	10.000%	01/01/17	$16,815,983

Colombia – 1.7%
Republic of Colombia (BB+/Ba1)
COP 5,300,000,000	9.850	06/28/27	2,926,924

Hungary – 5.3%
Hungary Government Bond (BBB-/Baa1)
HUF 1,655,000,000	7.250	06/12/12	8,944,109

Israel – 1.7%
Israel Government Bond – Shahar (NR/NR)
ILS 10,400,000	7.000	04/29/11	2,965,394

Mexico – 8.7%
Mexican Bonos (A+/Baa1)
MXN 127,000,000	9.000	12/20/12	10,044,108
56,000,000	10.000	12/05/24	4,786,367

			14,830,475

Peru – 4.6%
Peru Government Bond (BBB+/Baa3)
PEN 14,800,000	12.250	08/10/11	6,106,615
4,000,000	9.910	05/05/15	1,779,922

			7,886,537

Poland – 5.7%
Poland Government Bond (A/A2)
PLN 10,175,000	5.250	04/25/13	3,525,486
18,418,560	3.000	08/24/16	6,086,898

			9,612,384

South Africa – 6.6%
Republic of South Africa (A+/A3)
ZAR 67,560,000	13.500	09/15/15	11,155,584

Turkey – 8.5%
Turkey Government Bond (BB/NR)
TRY 19,130,246	10.000	02/15/12	14,502,377

Uruguay – 2.1%
Republic of Uruguay (BB-/Ba3)
UYU 66,728,330	5.000	09/14/18	3,179,734
8,274,843	3.700	06/26/37	333,895

			3,513,629

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $93,724,024)			$93,153,396

Corporate Obligations – 4.3%

Brazil – 0.5%
RBS-Zero Hora Editora Jornalistica SA (BB/NR)
BRL 2,000,000	11.250%	06/15/17	$914,428

Germany – 1.0%
Kreditanstalt fuer Wiederaufbau (AAA/Aaa)
NGN 255,000,000	8.500	01/18/11	1,632,272

Russia – 2.8%
Gazprombank (BB/Baa3)
RUB 60,000,000	7.250	02/22/10	1,923,314
Red Arrow International Leasing Plc (BBB/Baa2)
89,590,018	8.375	06/30/12	2,834,532

			4,757,846

TOTAL CORPORATE OBLIGATIONS
(Cost $9,446,356)			$7,304,546

Structured Notes – 8.8%

Egypt Treasury Bills (NR/NR)(a)(b)
EGP 21,500,000	0.000%	10/27/09	$3,888,913
1,600,000	0.000	12/08/09	286,238
Republic of Indonesia (BB+/Ba2)
IDR 21,000,000,000	10.000 (c)	07/15/17	2,217,548
$ 6,000,000	10.000 (d)	07/15/17	5,755,200
IDR 26,000,000,000	10.000 (e)	07/17/17	2,745,535

TOTAL STRUCTURED NOTES
(Cost $14,238,386)			$14,893,434

Foreign Debt Obligation – 0.8%

Supranational – 0.8%
International Bank Reconstruction & Development (AAA/Aaa)
UYU 31,001,140	3.400%	04/15/17	$1,366,825
(Cost $1,576,802)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $118,985,568)			$116,718,201

Repurchase Agreement(f) – 31.1%

Joint Repurchase Agreement Account II
$52,900,000	0.061%	10/01/09	$52,900,000
Maturity Value: $52,900,090
(Cost $52,900,000)

TOTAL INVESTMENTS – 99.8%
(Cost $171,885,568)			$169,618,201

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			394,088

NET ASSETS – 100.0%			$170,012,289

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	The underlying security is issued by Deutsche Bank AG.

(b)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	The underlying security is issued by HSBC Corp.

(d)	The underlying security is issued by JPMorgan Chase.

(e)	The underlying security is issued by Barclays Bank PLC.

(f)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on page 65.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
KWCDC	—	South Korean Won Certificate of Deposit
NR	—	Not Rated
WR	—	Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Israel Shekel	Purchase	12/16/09	$1,132,652	$1,140,839	$8,187
Malaysian Ringgit	Purchase	01/19/10	3,181,714	3,193,584	11,870
New Taiwan Dollar	Purchase	01/19/10	8,116,007	8,213,424	97,417
Philippine Peso	Purchase	01/19/10	3,208,342	3,211,881	3,539
Singapore Dollar	Purchase	12/16/09	3,198,833	3,260,603	61,770
Singapore Dollar	Purchase	12/18/09	239,000	240,194	1,194
South African Rand	Sale	10/21/09	3,234,114	3,197,211	36,903
South Korean Won	Purchase	01/19/10	15,158,240	15,489,873	331,633

TOTAL					$552,513

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Chilean Peso	Purchase	01/19/10	$3,224,257	$3,198,330	$(25,927)
Indian Rupee	Purchase	01/19/10	8,074,445	8,061,194	(13,251)
New Taiwan Dollar	Sale	01/19/10	2,445,000	2,481,603	(36,603)
South African Rand	Purchase	10/01/09	1,619,500	1,609,359	(10,141)
South African Rand	Purchase	10/21/09	3,232,500	3,197,211	(35,289)
Yuan Renminbi	Purchase	03/29/10	3,239,886	3,213,768	(26,118)

TOTAL					$(147,329)

INTEREST RATE SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged
	Notional			Payments	Payments
	Amount		Termination	received by	made by	Market
Swap Counterparty	(000s)		Date	the Fund	the Fund	Value*

Citibank NA	KRW	8,500,000	12/04/13	4.080%	3 month KWCDC	$(73,752)
Deutsche Bank Securities, Inc.		2,000,000	06/09/11	3.395	3 month KWCDC	(13,336)
		4,900,000	07/22/11	3.605	3 month KWCDC	(17,778)

TOTAL						$(104,866)

*	There are no upfront payments on the swaps listed above, therefore, the unrealized loss of the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 103.0%

Collateralized Mortgage Obligations – 10.9%
Adjustable Rate Non-Agency(a) – 6.0%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$376,966	5.007%	04/25/35	$317,235
American Home Mortgage Assets Series 2006-3, Class 1A1
5,727,574	1.871	10/25/46	2,832,389
American Home Mortgage Investment Trust Series 2004-3, Class 1A
18,240	0.616	10/25/34	15,143
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
400,530	4.217	04/25/34	337,286
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
1,386,950	5.086	06/25/35	1,046,821
Bear Stearns Alt-A Trust Series 2004-3, Class A1
117,306	0.886	04/25/34	72,616
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,432,767	4.092	07/25/35	936,888
Countrywide Alternative Loan Trust Series 2005-16, Class A1
1,126,121	2.546	06/25/35	503,524
Countrywide Alternative Loan Trust Series 2005-38, Class A1
316,690	2.401	09/25/35	178,724
Countrywide Home Loan Trust Series 2003-52, Class A1
418,878	4.959	02/19/34	351,428
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
466,367	4.377	11/20/34	354,731
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
2,064,303	4.864	08/20/35	1,533,032
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
1,322,094	5.724	12/19/35	851,767
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
831,019	0.516	10/20/45	476,953
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
465,216	0.486	01/19/36	261,038
Impac CMB Trust Series 2004-08, Class 1A
128,584	0.966	10/25/34	57,801
Impac CMB Trust Series 2005-06, Class 1A1
1,508,309	0.496	10/25/35	705,458
Impac Secured Assets Corp. Series 2005-2, Class A1W
1,822,083	0.496	03/25/36	753,267
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
854,831	5.186	08/25/35	580,845
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
584,083	5.278	09/25/35	415,332
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
1,543,899	5.055	07/25/35	1,221,519
Lehman XS Trust Series 2005-5N, Class 3A1A
1,379,466	0.546	11/25/35	780,100
Luminent Mortgage Trust Series 2006-5, Class A1A
597,144	0.436	07/25/36	311,346
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
1,578,087	1.791	01/25/47	481,451

Merrill Lynch Alternative Note Asset Series 2007-AF1, Class AV1
2,420,777	5.540	06/25/37	1,307,155
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,447,320	3.539	10/25/34	1,180,987
Mortgage IT Trust Series 2005-5, Class A1
1,126,773	0.506	12/25/35	664,908
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,496,250	1.901	01/25/46	807,830
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
1,111,189	5.210	09/25/35	859,571
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
1,260,092	5.190	09/25/35	1,047,593
Sequoia Mortgage Trust Series 2004-09, Class A2
464,936	1.039	10/20/34	327,406
Structured Adjustable Rate Mortgage Loan Series 2004-19, Class 2A2
158,950	3.341	01/25/35	87,280
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
617,114	3.734	05/25/34	522,640
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
269,938	3.396	09/25/34	226,910
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
3,563,601	2.401	08/25/47	1,856,714
Structured Asset Securities Corp. Series 2003-26A, Class 3A5
901,038	3.271	09/25/33	736,409
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR2, Class 1A1
2,917,489	5.279	03/25/37	2,164,344

			27,166,441

Interest Only(b) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
15,804	5.500%	04/25/33	2,009
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
119,292	5.500	06/25/33	14,872
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
62,999	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
236,914	5.250	07/25/33	27,919
FHLMC REMIC Series 2575, Class IB
79,613	5.500	08/15/30	1,875
FNMA REMIC Series 2004-47, Class EI(a)(c)
1,009,763	0.000	06/25/34	11,165
FNMA REMIC Series 2004-62, Class DI(a)(c)
443,611	0.000	07/25/33	6,738

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(b) – (continued)

Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
$29,804	0.120%	08/25/33	$43
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
10,418	0.320	07/25/33	38
Washington Mutual Mortgage Pass-Through Certificates Series 2003-S3, Class 1A41
51,941	5.500	06/25/33	6,603

			71,262

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
19,795	25.703	10/16/31	29,089
GNMA Series 2001-51, Class SB
19,284	25.703	10/16/31	28,571
GNMA Series 2001-59, Class SA
29,626	25.541	11/16/24	43,752

			101,412

Planned Amortization Class – 1.1%
FNMA REMIC Series 2003-88, Class TH
5,000,000	4.500	09/25/18	5,207,306

Regular Floater(a) – 3.0%
FHLMC REMIC Series 3013, Class XH(c)
56,588	0.000	08/15/35	54,650
FHLMC REMIC Series 3038, Class XA(c)
49,318	0.000	09/15/35	44,949
FHLMC REMIC Series 3313, Class AU(c)
41,810	0.000	04/15/37	41,407
FHLMC REMIC Series 3325, Class SX(c)
684,911	0.000	06/15/37	638,620
FHLMC REMIC Series 3342, Class FT
5,497,027	0.693	07/15/37	5,370,126
FNMA REMIC Series 2006-81, Class LF(c)
44,921	0.000	09/25/36	44,572
FNMA REMIC Series 2007-4, Class DF
3,303,215	0.691	02/25/37	3,212,242
FNMA REMIC Series 2008-22, Class FD
4,441,850	1.086	04/25/48	4,394,025

			13,800,591

Sequential Fixed Rate – 0.8%
Countrywide Alternative Loan Trust Series 2005-J11, Class 2A1
622,150	6.000	10/25/35	433,610
Countrywide Alternative Loan Trust Series 2006-5T2, Class A3
647,961	6.000	04/25/36	474,946
FHLMC REMIC Series 2042, Class N
531,107	6.500	03/15/28	569,798
FHLMC REMIC Series 2590, Class NV
1,000,000	5.000	03/15/18	1,061,129

FNMA REMIC Series 2000-16, Class ZG
824,900	8.500	06/25/30	900,893

			3,440,376

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$49,787,388

Commercial Mortgage-Backed Securities – 11.3%
Interest Only(a)(b)(d) – 0.0%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
4,052,830	1.325	03/13/40	68,784
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
4,262,183	1.152	01/15/38	45,204
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
4,099,625	1.591	02/11/36	80,486

			194,474

Sequential Fixed Rate – 11.3%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A4
4,000,000	5.115	10/10/45	3,957,978
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
5,000,000	5.351	09/10/47	4,853,891
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4
10,295,000	5.540	09/11/41	9,650,970
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PW10, Class A4
5,000,000	5.405	12/11/40	4,894,167
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
5,000,000	5.513	11/10/45	4,832,487
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
2,000,000	4.954	09/15/30	1,904,096
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
2,000,000	5.197	11/15/30	1,945,883
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
13,500,000	5.156	02/15/31	12,554,757
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
4,000,000	5.384	10/15/44	3,949,564
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
3,000,000	5.926	05/15/43	2,842,805

			51,386,598

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$51,581,072

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Federal Agencies – 80.8%
Adjustable Rate FHLMC(a) – 1.0%
$311,379	2.969%	04/01/33	$318,895
4,107,803	4.206	08/01/35	4,219,683

			4,538,578

Adjustable Rate FNMA(a) – 1.5%
20,194	2.630	07/01/22	20,636
26,491	2.849	07/01/27	27,142
63,584	2.849	11/01/27	65,155
8,745	2.849	01/01/31	8,972
9,993	2.849	06/01/32	10,251
37,477	2.630	08/01/32	38,433
83,962	2.630	05/01/33	86,131
1,563,403	3.180	05/01/33	1,593,689
488,250	2.950	06/01/33	501,138
304,682	5.315	12/01/33	311,381
557,265	3.171	08/01/34	575,726
3,124,443	4.585	02/01/35	3,207,491
31,465	2.849	11/01/35	32,249
139,296	2.849	12/01/37	142,752
62,137	2.849	01/01/38	63,685
50,679	2.849	11/01/40	51,994

			6,736,825

Adjustable Rate GNMA(a) – 0.8%
70,340	4.375	06/20/23	73,198
32,421	4.625	07/20/23	33,451
33,852	4.625	08/20/23	34,930
88,035	4.625	09/20/23	90,784
24,714	4.375	03/20/24	25,669
217,805	4.375	04/20/24	226,654
26,881	4.375	05/20/24	27,973
225,208	4.375	06/20/24	234,357
125,166	4.625	07/20/24	129,369
175,490	4.625	08/20/24	181,269
55,959	4.625	09/20/24	57,733
65,532	4.125	11/20/24	67,725
54,773	4.125	12/20/24	56,809
45,959	4.375	01/20/25	47,826
22,397	4.375	02/20/25	23,307
78,040	4.375	05/20/25	81,210
58,066	4.625	07/20/25	60,080
28,207	4.375	02/20/26	29,331
1,572	4.625	07/20/26	1,625
85,674	4.375	01/20/27	89,142
27,611	4.375	02/20/27	28,725
223,120	4.375	04/20/27	232,185
27,291	4.375	05/20/27	28,399
24,077	4.375	06/20/27	25,055
8,460	4.125	11/20/27	8,725
34,703	4.125	12/20/27	35,823
72,029	4.375	01/20/28	74,955
24,187	4.250	02/20/28	25,118
27,750	4.375	03/20/28	28,877
138,015	4.625	07/20/29	142,638
56,158	4.625	08/20/29	57,995
19,002	4.625	09/20/29	19,640

69,231	4.125	10/20/29	71,451
87,915	4.125	11/20/29	90,735
21,715	4.125	12/20/29	22,406
29,147	4.250	01/20/30	30,274
15,209	4.250	02/20/30	15,799
61,324	4.250	03/20/30	63,702
90,059	4.375	04/20/30	93,717
225,534	4.375	05/20/30	234,697
19,739	4.375	06/20/30	20,540
195,012	4.625	07/20/30	202,094
30,303	4.625	09/20/30	31,404
58,578	3.875	10/20/30	60,148
308,587	3.750	12/20/34	316,713

			3,534,257

FHLMC – 23.0%
95,003	5.000	12/01/12	100,948
21,139	4.000	02/01/14	21,686
345,086	4.000	03/01/14	354,028
68,377	4.000	04/01/14	70,149
79,080	4.000	05/01/14	81,317
2,682	7.000	04/01/15	2,822
16,705	7.000	02/01/16	17,965
41,344	6.000	03/01/16	43,584
2,573	5.000	09/01/16	2,709
26,531	5.000	11/01/16	28,212
2,503	5.000	12/01/16	2,665
102,985	5.000	01/01/17	109,670
166,326	5.000	02/01/17	177,038
136,437	5.000	03/01/17	145,135
237,309	5.000	04/01/17	252,718
6,404	5.000	05/01/17	6,769
12,295	5.000	08/01/17	13,094
635,705	5.000	09/01/17	676,930
702,341	5.000	10/01/17	747,940
406,683	5.000	11/01/17	433,087
451,105	5.000	12/01/17	480,391
527,947	5.000	01/01/18	562,161
1,218,454	5.000	02/01/18	1,297,139
1,179,136	5.000	03/01/18	1,255,449
1,011,916	5.000	04/01/18	1,077,432
281,468	4.500	05/01/18	297,275
703,055	5.000	05/01/18	748,254
164,282	5.000	06/01/18	174,898
156,494	5.000	07/01/18	166,605
92,931	5.000	08/01/18	98,941
64,628	5.000	09/01/18	68,803
222,644	5.000	10/01/18	237,027
231,048	5.000	11/01/18	245,975
148,516	5.000	12/01/18	158,115
129,929	5.000	01/01/19	138,327
23,019	5.000	02/01/19	24,468
29,991	5.000	03/01/19	31,835
506,605	4.000	04/01/19	526,924
642,167	5.500	04/01/20	684,850
3,541,216	5.500	05/01/21	3,786,888

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$2,469,685	4.500%	08/01/23	$2,531,227
31,261	7.500	03/01/27	34,873
199,920	7.000	04/01/31	219,170
2,091,838	7.000	09/01/31	2,287,337
809,881	7.000	04/01/32	886,725
2,152,673	7.000	05/01/32	2,356,925
808,926	6.000	05/01/33	865,899
52,426	5.500	12/01/33	55,420
952,232	5.000	12/01/35	988,834
1,009,544	5.500	01/01/36	1,063,302
2,418	5.500	02/01/36	2,546
30,082	6.000	10/01/36	31,975
50,898	6.000	11/01/36	54,045
2,895	5.500	12/01/36	3,045
12,537	5.500	01/01/37	13,187
96,433	5.500	03/01/37	101,767
1,608,401	5.500	04/01/37	1,692,284
18,419	6.000	04/01/37	19,647
108,124	5.500	05/01/37	113,691
25,094	6.000	05/01/37	26,642
942,278	5.500	06/01/37	990,977
28,332	6.000	06/01/37	30,079
490,326	5.500	07/01/37	515,570
5,223	6.000	07/01/37	5,572
282,835	5.500	08/01/37	297,396
81,835	5.500	09/01/37	86,636
236,327	6.000	09/01/37	252,157
88,076	5.500	10/01/37	93,125
233,705	6.000	11/01/37	248,048
815,471	5.500	12/01/37	858,305
493,407	5.500	02/01/38	520,429
25,213	5.500	03/01/38	26,696
921,362	5.500	04/01/38	971,160
52,880	6.000	04/01/38	56,125
5,646,362	5.500	05/01/38	5,940,406
3,408,904	6.000	05/01/38	3,617,034
3,002,274	5.500	06/01/38	3,170,031
340,661	5.500	07/01/38	358,413
84,548	6.000	07/01/38	90,173
2,029,751	5.500	08/01/38	2,135,519
669,279	5.500	09/01/38	709,069
45,181	6.000	09/01/38	47,926
247,325	5.500	10/01/38	261,281
835,315	5.500	11/01/38	885,226
3,106,855	5.500	12/01/38	3,273,912
2,005,563	6.000	12/01/38	2,130,054
1,208,215	5.500	01/01/39	1,271,740
118,778	6.000	01/01/39	126,697
447,801	5.500	02/01/39	473,221
55,030	6.000	02/01/39	58,373
2,927,530	5.000	03/01/39	3,037,312
54,649	5.500	03/01/39	57,916
43,787	5.500	04/01/39	46,404
3,946,053	4.500	05/01/39	3,996,929
163,190	5.000	05/01/39	169,565
10,915,775	5.000	06/01/39	11,288,343

1,253,850	5.000	07/01/39	1,301,058
552,178	5.000	08/01/39	573,174
10,599,327	4.500	09/01/39	10,738,422
6,994,399	5.000	09/01/39	7,237,571
8,400,000	4.500	TBA-30yr (e)	8,483,373

			105,130,181

FNMA – 44.2%
44,533	4.000	06/01/13	45,674
60,213	4.000	07/01/13	61,992
85,521	4.000	08/01/13	87,751
166,223	4.000	09/01/13	170,590
3,839	5.500	09/01/13	4,094
347,487	4.000	10/01/13	356,684
8,975	5.500	02/01/14	9,572
271,802	4.000	04/01/14	279,223
1,883	5.500	04/01/14	2,008
3,753	5.500	04/01/16	4,007
4,992	5.500	08/01/16	5,330
61,940	5.500	11/01/16	66,132
105,716	5.000	12/01/16	110,576
49,390	5.500	12/01/16	52,836
70,113	5.500	01/01/17	74,858
19,306	5.000	02/01/17	20,195
150,626	5.000	04/01/17	157,587
43,601	5.000	05/01/17	45,618
5,307	5.500	05/01/17	5,686
206,776	5.000	06/01/17	216,352
25,372	5.500	07/01/17	27,185
3,458	5.500	09/01/17	3,705
2,198,785	5.000	11/01/17	2,334,950
1,634,376	5.000	12/01/17	1,731,474
3,149,430	5.000	01/01/18	3,333,824
45,066	5.500	01/01/18	48,312
990,487	5.000	02/01/18	1,052,251
36,170	5.500	02/01/18	38,761
4,371	6.000	02/01/18	4,704
5,926,019	5.000	03/01/18	6,294,416
3,325,656	5.000	04/01/18	3,532,466
59,895	5.500	04/01/18	64,129
2,138,667	5.000	05/01/18	2,273,529
12,536	5.500	05/01/18	13,419
46,253	6.000	05/01/18	49,770
2,692,551	5.000	06/01/18	2,861,500
137,648	5.000	07/01/18	146,234
2,940,515	4.000	08/01/18	3,062,366
64,259	5.000	09/01/18	68,271
58,212	5.000	10/01/18	61,845
408,922	5.000	11/01/18	434,339
264,370	6.000	11/01/18	284,468
349,207	7.000	11/01/18	380,000
444,047	4.000	12/01/18	462,448
474,124	6.000	12/01/18	510,166
386,077	6.000	01/01/19	415,427
9,965	5.500	02/01/19	10,665
46,862	5.500	04/01/19	49,962

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$136,104	6.000%	04/01/19	$143,528
220,375	4.000	05/01/19	229,214
11,312	5.500	05/01/19	12,109
28,873	6.000	05/01/19	31,046
64,173	5.500	07/01/19	68,417
152,260	5.500	08/01/19	162,330
76,208	5.500	09/01/19	81,247
953,712	6.000	09/01/19	1,024,570
1,058,612	4.000	10/01/19	1,101,070
167,082	5.500	10/01/19	178,132
53,823	5.500	11/01/19	57,383
39,662	5.500	12/01/19	42,285
279,763	5.500	02/01/20	299,477
1,190,340	6.000	12/01/20	1,278,778
67,162	5.500	01/01/21	71,604
617,160	6.000	04/01/21	658,475
500,475	6.000	07/01/21	534,687
421,961	6.000	08/01/21	450,210
381,369	6.000	09/01/21	407,439
107,255	7.000	09/01/21	118,951
164,386	6.000	10/01/21	175,391
203,559	6.000	11/01/21	217,474
248,435	6.000	01/01/22	265,330
316,596	7.000	06/01/22	350,443
150,361	7.000	07/01/22	166,436
77,869	6.000	03/01/23	83,013
103,410	4.500	04/01/23	107,283
24,113	5.000	07/01/23	25,301
356,284	6.000	08/01/23	380,006
21,353	6.000	11/01/23	22,775
2,125	7.000	01/01/29	2,341
1,065	5.500	04/01/29	1,122
3,505	7.000	09/01/29	3,862
6,813	7.000	02/01/30	7,502
67,339	7.000	08/01/31	73,637
31,801	5.000	12/01/31	32,982
3,728	7.000	03/01/32	4,093
2,714	7.000	04/01/32	2,980
10,593	7.000	05/01/32	11,631
24,291	7.000	06/01/32	26,670
3,595	7.000	07/01/32	3,947
173,693	6.000	01/01/33	185,837
5,192	6.000	02/01/33	5,555
702,515	5.500	03/01/33	739,104
2,051,145	5.500	04/01/33	2,160,102
583,781	5.500	05/01/33	614,186
44,643	5.000	06/01/33	46,302
642,988	5.500	06/01/33	676,477
114,372	6.000	06/01/33	122,387
4,025,929	5.500	07/01/33	4,233,265
37,557	6.000	07/01/33	40,177
262,386	5.000	08/01/33	272,135
30,429	5.000	09/01/33	31,560
560,706	5.500	09/01/33	589,950
96,799	6.000	09/01/33	103,552
65,834	5.000	10/01/33	68,280

518,273	5.500	10/01/33	545,267
19,632	6.000	10/01/33	21,002
71,265	5.000	11/01/33	73,912
1,075,681	5.500	12/01/33	1,130,559
12,769	5.000	01/01/34	13,244
1,776,422	5.500	01/01/34	1,868,139
154,722	5.500	02/01/34	163,057
35,132	5.500	03/01/34	37,024
39,730	5.500	04/01/34	41,869
591,587	5.500	06/01/34	622,401
26,136	5.000	07/01/34	27,107
181,617	5.500	07/01/34	191,373
34,017	5.500	08/01/34	35,887
99,305	5.500	10/01/34	104,610
4,075,712	6.000	10/01/34	4,328,537
1,952,695	5.500	11/01/34	2,051,721
64,763	6.000	11/01/34	69,271
1,038,363	5.500	12/01/34	1,093,809
1,617,790	6.000	12/01/34	1,730,387
17,904	5.000	03/01/35	18,560
95,351	5.000	04/01/35	98,748
1,181,919	6.000	04/01/35	1,258,650
31,038	5.500	06/01/35	32,833
335,151	5.000	07/01/35	347,205
59,528	5.500	07/01/35	62,681
157,603	5.000	08/01/35	163,372
46,161	5.500	08/01/35	48,607
205,106	5.000	09/01/35	212,571
35,220	5.500	09/01/35	37,084
188,262	5.000	10/01/35	195,023
558,400	6.000	10/01/35	594,391
67,451	5.000	11/01/35	69,921
16,740	5.500	12/01/35	17,652
16,127	6.000	12/01/35	18,059
40,468	5.500	04/01/36	42,597
22,470	6.000	04/01/36	23,890
66,297	5.500	06/01/36	69,775
58,027	6.000	06/01/36	61,658
31,028	5.000	07/01/36	32,183
31,118	6.000	07/01/36	33,065
115,352	6.000	08/01/36	122,571
2,185,498	6.000	09/01/36	2,327,915
35,485	6.000	10/01/36	37,705
455,543	6.000	11/01/36	483,551
31,189	5.000	12/01/36	32,300
13,102	5.500	12/01/36	13,773
856,409	6.000	12/01/36	911,339
18,143	5.500	01/01/37	19,072
544,978	6.000	01/01/37	579,536
30,842	5.500	02/01/37	32,422
58,812	5.500	03/01/37	61,970
1,188,898	5.500	04/01/37	1,249,447
1,066,076	5.500	05/01/37	1,120,390
1,317,571	6.000	05/01/37	1,399,956
488,945	5.000	06/01/37	505,982
440,525	5.500	06/01/37	462,962

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$83,138	5.500%	07/01/37		$87,370
19,742	5.500	08/01/37		20,759
372,369	6.000	08/01/37		395,173
765,849	6.000	09/01/37		812,577
161,715	5.500	10/01/37		169,946
37,411	6.000	10/01/37		39,694
639,791	6.500	10/01/37		688,425
359,618	6.000	11/01/37		381,559
1,675	5.500	12/01/37		1,760
247,405	6.000	12/01/37		262,500
261,638	5.500	01/01/38		274,996
39,844	6.000	01/01/38		42,275
266,257	5.500	02/01/38		279,852
412,122	6.000	02/01/38		437,396
4,100,411	5.000	03/01/38		4,253,299
8,829,787	5.500	03/01/38		9,303,678
1,624,564	6.000	03/01/38		1,723,687
3,570,485	5.500	04/01/38		3,751,238
8,704,806	5.500	05/01/38		9,169,734
39,784	6.000	05/01/38		42,199
8,055,854	5.500	06/01/38		8,493,826
2,080,558	5.500	07/01/38		2,187,755
132,063	5.500	08/01/38		138,875
2,336,412	5.500	09/01/38		2,455,402
3,314,161	6.000	09/01/38		3,514,305
1,205,655	5.500	10/01/38		1,268,283
1,472,752	6.000	10/01/38		1,561,692
1,584,966	5.500	11/01/38		1,669,398
23,569	6.000	11/01/38		24,992
1,184,524	5.500	12/01/38		1,249,749
7,846,488	5.000	01/01/39		8,149,862
1,231,212	5.500	01/01/39		1,293,005
72,916	6.000	01/01/39		77,319
2,194,639	6.500	01/01/39		2,358,590
208,262	5.000	02/01/39		216,172
1,310,739	5.500	02/01/39		1,376,400
5,949,130	4.500	03/01/39		5,950,370
61,136	5.000	03/01/39		63,419
285,755	5.500	03/01/39		301,844
143,295	5.000	04/01/39		148,647
321,166	4.500	05/01/39		325,750
671,341	5.000	05/01/39		696,755
899,750	4.500	06/01/39		913,101
2,149,111	5.000	06/01/39		2,222,907
488,058	4.500	07/01/39		495,746
1,599,225	5.000	07/01/39		1,656,147
739,647	4.500	08/01/39		751,287
464,372	5.000	08/01/39		481,876
100,000	4.500	09/01/39		101,625
165,626	5.000	09/01/39		171,810
2,747,847	4.500	10/01/39		2,789,898
300,000	5.000	10/01/39		311,515
14,000,000	4.500	TBA-30yr	(e)	14,173,893
24,000,000	6.000	TBA-30yr	(e)	25,065,000

				201,875,315

GNMA – 10.3%
977	6.000	12/15/23		1,042
17,613	6.000	03/15/26		18,766
24,832	6.000	04/15/26		26,458
1,667,833	5.500	05/15/38		1,763,017
907,181	6.000	12/15/38		960,407
7,416,447	5.500	01/15/39		7,814,988
2,548,774	6.000	01/15/39		2,717,926
655,696	5.500	02/15/39		691,887
7,249,468	5.500	03/15/39		7,644,511
3,434,048	5.000	04/15/39		3,575,557
4,950,914	4.500	05/15/39		5,036,201
4,169,347	5.000	05/15/39		4,340,106
6,172,920	4.500	06/15/39		6,279,259
4,028,015	5.000	06/15/39		4,192,679
996,521	4.500	07/15/39		1,013,687
996,030	5.000	07/15/39		1,036,493

				47,112,984

TOTAL FEDERAL AGENCIES				$368,928,140

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $479,221,163)				$470,296,600

Agency Debentures – 1.1%

FHLMC
$2,200,000	4.500%	09/13/19		$2,270,077
Tennessee Valley Authority(f)
2,800,000	5.375	04/01/56		2,980,667

TOTAL AGENCY DEBENTURES
(Cost $5,031,818)				$5,250,744

Asset-Backed Securities – 0.9%

Home Equity – 0.9%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(d)
$570,000	1.496%	10/25/37		$233,642
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
1,100,000	1.696	10/25/37		410,516
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
35,029	0.503	10/15/28		24,350
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
160,459	0.503	06/15/29		95,778
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
69,161	0.463	12/15/29		28,757
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
660,339	0.533	02/15/34		195,091
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
66,362	0.533	12/15/33		24,849

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
$248,078	0.523%	02/15/34	$100,472
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
425,172	0.483	04/15/35	190,755
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
522,288	7.000	09/25/37	309,412
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
584,662	7.000	09/25/37	242,596
Household Home Equity Loan Trust Series 2007-3, Class APT(a)
2,562,363	1.446	11/20/36	2,081,918
Morgan Stanley Capital, Inc. Series 2004-HE1, Class A4(a)
548,071	0.986	01/25/34	266,434
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
229,018	0.726	03/25/34	133,970

			4,338,540

TOTAL ASSET-BACKED SECURITIES
(Cost $7,783,789)			$4,338,540

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $492,036,770)			$479,885,884

Repurchase Agreement(g) – 9.2%

Joint Repurchase Agreement Account II
$41,800,000	0.061%	10/01/09	$41,800,000
Maturity Value: $41,800,071
(Cost $41,800,000)

TOTAL INVESTMENTS – 114.2%
(Cost $533,836,770)			$521,685,884

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.2)%			(65,054,502)

NET ASSETS – 100.0%			$456,631,382

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Securities are exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $838,632, which represents approximately 0.2% of net assets as of September 30, 2009.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $47,722,266 which represents approximately 10.5% of net assets as of September 30, 2009.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on page 65.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACT — At September 30, 2009, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(e)	Date	Amount	Value

FHLMC (Proceeds Receivable $9,211,016)	5.000%	TBA-30yr	10/14/09	$9,000,000	$9,298,125

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(102)	December 2009	$(25,405,650)	$(109,958)
Eurodollars	(20)	March 2010	(4,968,750)	(41,647)
Eurodollars	3	September 2010	739,762	4,438
Eurodollars	(1)	December 2010	(245,613)	(201)
2 Year U.S. Treasury Notes	262	December 2009	56,845,813	235,366
5 Year U.S. Treasury Notes	(475)	December 2009	(55,144,531)	(368,895)
10 Year U.S. Treasury Notes	272	December 2009	32,185,250	403,001
30 Year U.S. Treasury Bonds	14	December 2009	1,699,250	23,795

TOTAL				$145,899

INTEREST RATE SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms(a):

			Rates Exchanged			Upfront
	Notional		Payments	Payments		Payments
	Amount	Termination	received by	made by	Market	made (received) by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Banc of America Securities LLC	$900	12/16/16	3 month LIBOR	3.250%	$(1,418)	$8,270	$(9,688)
	1,800	12/16/16	3 month LIBOR	3.250	(2,835)	16,928	(19,763)
	2,600	12/16/16	3 month LIBOR	3.250	(4,096)	45,500	(49,596)
	2,600	12/16/16	3 month LIBOR	3.250	(4,096)	41,290	(45,386)
	3,200	12/16/16	3 month LIBOR	3.250	(5,041)	54,209	(59,250)
	5,200	12/16/16	3 month LIBOR	3.250	(8,192)	131,837	(140,029)
	19,000	08/14/17	4.955%	3 month LIBOR	643,564	—	643,564
	10,700	08/15/22	3 month LIBOR	5.078	(605,326)	—	(605,326)
	3,300	12/16/24	3 month LIBOR	3.750	32,078	213,555	(181,477)
	2,000	12/17/29	3 month LIBOR	4.000	(22,112)	134,847	(156,959)
Credit Suisse First Boston Corp.	3,600	12/17/29	3 month LIBOR	4.000	(39,801)	101,555	(141,356)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS — (continued)

			Rates Exchanged			Upfront
	Notional		Payments	Payments		Payments
	Amount	Termination	received by	made by	Market	made (received) by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	$6,300	12/17/12	2.250%	3 month LIBOR	$25,205	$(79,424)	$104,629
	3,600	12/16/14	3.000	3 month LIBOR	31,958	(9,925)	41,883
	9,400	09/05/17	4.568	3 month LIBOR	158,046	—	158,046
	5,500	09/06/22	3 month LIBOR	4.710%	(152,419)	—	(152,419)
	1,200	12/16/24	3 month LIBOR	3.750	11,665	79,558	(67,893)
	400	12/17/29	3 month LIBOR	4.000	(4,423)	9,258	(13,681)
JPMorgan Securities, Inc.	4,000	12/16/19	3 month LIBOR	3.500	17,943	139,166	(121,223)
	1,800	12/16/24	3 month LIBOR	3.750	17,497	123,499	(106,002)
	3,000	12/16/24	3 month LIBOR	3.750	29,162	192,345	(163,183)

TOTAL					$117,359	$1,202,468	$(1,085,109)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2009, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Emerging Market Debt	$7,400,000

High Yield	252,500,000

Investment Grade Credit	7,100,000

Local Emerging Markets Debt	52,900,000

U.S. Mortgages	41,800,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,033,500,000	0.08%	10/01/09	$1,033,502,297

Barclays Capital, Inc.	800,000,000	0.03	10/01/09	800,000,667

Barclays Capital, Inc.	2,250,000,000	0.04	10/01/09	2,250,002,500

Citigroup Global Markets, Inc.	1,500,000,000	0.06	10/01/09	1,500,002,500

Credit Suisse Securities (USA) LLC	1,000,000,000	0.03	10/01/09	1,000,000,833

Credit Suisse Securities (USA) LLC	1,950,000,000	0.07	10/01/09	1,950,003,792

Deutsche Bank Securities, Inc.	300,000,000	0.04	10/01/09	300,000,333

Deutsche Bank Securities, Inc.	1,150,000,000	0.08	10/01/09	1,150,002,556

JPMorgan Securities	500,000,000	0.04	10/01/09	500,000,556

JPMorgan Securities	4,121,500,000	0.07	10/01/09	4,121,508,014

Merrill Lynch & Co., Inc.	950,000,000	0.07	10/01/09	950,001,847

Morgan Stanley & Co.	2,160,300,000	0.05	10/01/09	2,160,303,000

RBS Securities, Inc.	500,000,000	0.07	10/01/09	500,000,972

UBS Securities LLC	1,295,000,000	0.08	10/01/09	1,295,002,878

Wachovia Capital Markets	550,000,000	0.07	10/01/09	550,001,069

TOTAL				$20,060,333,814

At September 30, 2009, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	3.800% to 6.900%	11/04/09 to 08/03/37

Federal Home Loan Bank	0.820 to 6.640	10/02/09 to 03/14/36

Federal Home Loan Mortgage Corp.	0.000 to 15.000	10/13/09 to 10/01/39

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	1/15/18

Federal National Mortgage Association	0.000 to 16.000	10/01/09 to 07/01/49

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	05/15/20

Government National Mortgage Association	4.500 to 6.000	07/15/35 to 09/15/39

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Inflation Protected Securities	0.625 to 4.250	01/15/10 to 01/15/15

U.S. Treasury Interest-Only Stripped Securities	0.000	11/30/09 to 08/15/19

U.S. Treasury Notes	1.750 to 7.250	08/31/11 to 02/15/18

U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/09 to 08/15/17

The aggregate market value of the collateral, including accrued interest, was $20,558,837,843.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2009 (Unaudited)

Emerging Markets
Debt Fund

Assets:

Investments in securities, at value (identified cost $186,941,435, $5,097,043,939, $480,995,433, $118,985,568 and $492,036,770, respectively)	$204,883,041
Repurchase agreement, at value which equals cost	7,400,000
Cash	1,124,782
Foreign currencies, at value (identified cost $8,383, $11,072,827, $0, $704 and $0, respectively)	8,228
Receivables:
Fund shares sold	5,957,178
Interest	3,026,875
Due from broker — swap collateral	750,000
Swap contracts, at value (includes upfront payments made (received) of $0, $0, ($69,160), $0 and $658,774, respectively)	563,229
Investment securities sold, at value	269,700
Forward foreign currency exchange contracts, at value	84,639
Reimbursement from investment adviser	11,719
Due from broker — variation margin, at value	—
Foreign tax reclaims, at value	—
Other assets, at value	378

Total assets	224,079,769

Liabilities:

Due to Custodian	—
Payables:
Investment securities purchased, at value	2,424,550
Fund shares redeemed	1,759,122
Distributions payable	199,644
Amounts owed to affiliates	161,652
Swap contracts, at value (includes upfront payments made (received) of $0, $0, $356,023, $0 and $543,694, respectively)	128,408
Forward foreign currency exchange contracts, at value	91,606
Due to broker — variation margin, at value	—
Due to broker — swap collateral	—
Due to broker — forward foreign currency exchange contracts collateral	—
Due to broker — upfront payment	—
Forward sale contracts, at value (proceeds receivable $0, $0, $0, $0 and $9,211,016, respectively)	—
Accrued expenses and other liabilities	121,990

Total liabilities	4,886,972

Net Assets:

Paid-in capital	229,931,868
Accumulated undistributed (distribution in excess of) net investment income	2,745,330
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(31,861,958)
Net unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	18,377,557

NET ASSETS	$219,192,797

Net Assets:
Class A	$65,546,115
Class B	—
Class C	4,511,844
Institutional	149,134,838
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

Total Net Assets	$219,192,797

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	5,626,846
Class B	—
Class C	388,473
Institutional	12,794,333
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$11.65
Class B	—
Class C	11.61
Institutional	11.66
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

(a)	Maximum public offering price per share for Class A shares of Emerging Markets Debt, High Yield and Local Emerging Markets Debt Funds (NAV per share multiplied by 1.0471), Investment Grade Credit and U.S. Mortgages Funds (NAV per share multiplied by 1.0390) is $12.20, $7.05, $9.31, $9.34 and $10.16, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Credit Fund	Markets Debt Fund	Fund

$5,113,276,532	$501,714,837	$116,718,201	$479,885,884
252,500,000	7,100,000	52,900,000	41,800,000
9,345,175	18,752	—	711,543
11,072,813	—	642	—

28,881,093	3,109,826	6,591,497	88,815
121,482,483	6,952,863	2,189,273	1,807,612
—	—	—	—
—	1,821,014	—	967,118
6,362,258	5,223,423	2,781,491	221,292,280
761,254	—	552,513	—
70,446	30,490	52,303	63,245
—	65,800	—	—
18,122	—	—	—
214,271	535	4,126	306

5,543,984,447	526,037,540	181,790,046	746,616,803

—	—	3,899,442	—

13,713,507	13,138,784	7,173,199	272,820,108
24,561,193	3,594,122	153,702	6,111,277
10,607,301	641,055	16,407	464,853
3,504,382	187,072	124,557	132,959
—	758,337	104,866	849,759
26,137,618	92,951	147,329	—
—	—	—	13,860
—	1,150,000	—	100,000
320,000	—	—	—
—	127,445	—	—
—	—	—	9,298,125
473,922	151,130	158,255	194,480

79,317,923	19,840,896	11,777,757	289,985,421

5,690,115,599	516,643,141	185,836,874	490,015,493
6,875,292	97,571	(10,927,451)	(559,205)
(223,938,070)	(31,750,624)	(2,983,596)	(19,647,701)
(8,386,297)	21,206,556	(1,913,538)	(13,177,205)

$5,464,666,524	$506,196,644	$170,012,289	$456,631,382

$1,191,746,983	$157,313,562	$30,000,516	$6,794,925
66,884,066	—	—	—
107,851,376	—	341,575	—
4,077,156,076	138,751,866	139,670,198	99,393,978
20,408,765	—	—	—
—	210,131,216	—	350,442,479
10,393	—	—	—
608,865	—	—	—

$5,464,666,524	$506,196,644	$170,012,289	$456,631,382

177,044,619	17,504,824	3,374,840	694,920
9,914,797	—	—	—
16,001,483	—	38,404	—
604,058,356	15,439,676	15,714,748	10,153,102
3,033,232	—	—	—
—	23,375,153	—	35,826,032
1,543	—	—	—
90,460	—	—	—

$6.73	$8.99	$8.89	$9.78
6.75	—	—	—
6.74	—	8.89	—
6.75	8.99	8.89	9.79
6.73	—	—	—
—	8.99	—	9.78
6.74	—	—	—
6.73	—	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Emerging Markets
Debt Fund

Investment income:

Interest — net of allowances	$6,885,563
Dividends	—

Total investment income	6,885,563

Expenses:

Management fees	720,002
Distribution and Service fees(b)	79,063
Transfer Agent fees(b)	60,963
Professional fees	43,160
Custody and accounting fees	25,955
Printing fees	9,479
Trustee fees	8,400
Registration fees	7,524
Account Service Fee(b)	—
Service share fees — Shareholder Administration Plan	—
Service share fees — Service Plan	—
Other	6,848

Total expenses	961,394

Less — expense reductions	(61,174)

Net expenses	900,220

NET INVESTMENT INCOME	5,985,343

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(2,479,541)
Futures transactions	296,924
Swap contracts	1,865,842
Foreign currency related transactions	(188,307)
Net change in unrealized gain (loss) on:
Investments	43,113,568
Futures	—
Swap contracts	(664,919)
Translation of assets and liabilities denominated in foreign currencies	128,291

Net realized and unrealized gain from investment, futures, swap and foreign currency related transactions	42,071,858

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,057,201

(a)	Net of $14,467 in foreign withholding tax for the High Yield Fund.

(b)	Class specific Distribution and Service, Transfer Agent and Account Service fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees								Account Service Fee
										Separate
										Account
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Institutional	Class IR	Class R	Class A	Institutional
Emerging Markets Debt	$66,103	$—	$12,960	$—	$34,373	$—	$1,685	$24,905	$—	$—	$—	$—	$—	$—
High Yield	1,981,153	311,401	467,087	785	1,030,200	40,482	60,721	656,996	3,380	—	6	204	—	—
Investment Grade Credit	137,450	—	—	—	71,474	—	—	14,670	—	38,502	—	—	27,490	18,337
Local Emerging Markets Debt	28,515	—	677	—	14,828	—	88	22,449	—	—	—	—	—	—
U.S. Mortgages	8,577	—	—	—	4,461	—	—	19,336	—	75,314	—	—	1,715	24,171

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Credit Fund	Markets Debt Fund	Fund

$248,838,879 (a)	$11,275,060	$4,224,903	$11,325,305
413,794	—	—	—

249,252,673	11,275,060	4,224,903	11,325,305

16,557,343	751,638	608,355	960,234
2,760,426	137,450	29,192	8,577
1,791,989	124,646	37,365	99,111
71,905	44,111	75,481	54,657
234,401	33,469	70,048	105,599
75,545	13,291	18,641	16,033
8,400	8,400	8,400	8,400
65,120	10,000	33,922	7,724
—	45,827	—	25,886
21,123	—	—	—
21,123	—	—	—
248,887	10,795	38,946	19,148

21,856,262	1,179,627	920,350	1,305,369

(97,224)	(267,861)	(195,430)	(414,210)

21,759,038	911,766	724,920	891,159

227,493,635	10,363,294	3,499,983	10,434,146

(102,153,065)	760,300	(1,019,954)	(4,154,581)
—	1,455,503	—	491,843
—	514,267	877,113	2,974,650
(44,091,142)	(30,662)	4,035,575	—

1,428,323,812	54,317,894	24,524,711	28,694,472
—	(394,864)	—	56,368
—	(2,268,959)	(880,199)	(2,206,160)
(15,195,779)	(67,029)	(290,370)	—

1,266,883,826	54,286,450	27,246,876	25,856,592

$1,494,377,461	$64,649,744	$30,746,859	$36,290,738

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the
	Six Months Ended		For the Fiscal
	September 30, 2009		Year Ended
	(Unaudited)		March 31, 2009

From operations:

Net investment income	$5,985,343		$13,452,110
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(505,082)		(29,496,727)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	42,576,940		(22,226,490)

Net increase (decrease) in net assets resulting from operations	48,057,201		(38,271,107)

Distributions to shareholders:

From net investment income
Class A Shares	(1,772,076)		(3,634,292)
Class B Shares	—		—
Class C Shares	(75,845)		(89,183)
Institutional Shares	(4,416,973)		(7,749,936)
Service Shares	—		—
Separate Account Institutional Shares	—		—
Class IR Shares	—		—
Class R Shares	—		—
From net realized gains
Class A Shares	—		(246,033)
Class C Shares	—		(8,518)
Institutional Shares	—		(539,055)
From capital
Class A Shares	—		—
Class C Shares	—		—
Institutional Shares	—		—

Total distributions to shareholders	(6,264,894)		(12,267,017)

From share transactions:

Net proceeds from sales of shares	76,259,167		95,945,617
Reinvestment of distributions	5,506,135		11,676,381
Cost of shares redeemed	(56,214,949	)(a)	(140,008,996	)(a)

Net increase (decrease) in net assets resulting from share transactions	25,550,353		(32,386,998)

TOTAL INCREASE (DECREASE)	67,342,660		(82,925,122)

Net assets:

Beginning of period	151,850,137		234,775,259

End of period	$219,192,797		$151,850,137

Accumulated undistributed (distribution in excess of) net investment income	$2,745,330		$3,024,881

(a)	Net of $1,044 and $36,350, $812,788 and $708,360, and $506 and $804 redemption fees for Emerging Markets Debt Fund, High Yield Fund and Local Emerging Markets Debt Fund, respectively, for the six months ended September 30, 2009 and fiscal year ended March 31, 2009, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				Investment Grade Credit Fund		Local Emerging Markets Debt Fund
For the				For the		For the
Six Months Ended		For the Fiscal		Six Months Ended	For the Fiscal	Six Months Ended		For the Fiscal
September 30, 2009		Year Ended		September 30, 2009	Year Ended	September 30, 2009		Year Ended
(Unaudited)		March 31, 2009		(Unaudited)	March 31, 2009	(Unaudited)		March 31, 2009

$227,493,635		$321,117,208		$10,363,294	$15,472,979	$3,499,983		$7,784,909
(146,244,207)		(50,898,993)		2,699,408	(30,864,104)	3,892,734		(22,315,778)

1,413,128,033		(1,057,319,856)		51,587,042	(20,425,778)	23,354,142		(24,672,952)

1,494,377,461		(787,101,641)		64,649,744	(35,816,903)	30,746,859		(39,203,821)

(67,658,151)		(149,941,677)		(2,818,815)	(1,123,084)	(577,818)		(516,298)
(2,373,824)		(6,081,253)		—	—	—		—
(3,549,724)		(7,132,100)		—	—	(3,143)		(1,557)
(141,338,747)		(163,011,041)		(1,980,870)	(840,876)	(3,057,066)		(2,656,210)
(692,698)		(1,125,704)		—	—	—		—
—		—		(5,443,573)	(14,734,719)	—		—
(393)		(813)		—	—	—		—
(12,582)		(7,146)		—	—	—		—

—		—		—	—	—		—
—		—		—	—	—		—
—		—		—	—	—		—

—		—		—	—	—		(695,397)
—		—		—	—	—		(2,097)
—		—		—	—	—		(3,577,628)

(215,626,119)		(327,299,734)		(10,243,258)	(16,698,679)	(3,638,027)		(7,449,187)

2,852,964,560		2,771,772,782		272,592,337	142,531,774	60,125,556		174,213,205
142,963,590		248,846,070		7,232,053	13,232,110	3,560,416		7,257,644
(2,573,138,833	)(a)	(1,626,469,527	)(a)	(75,031,361)	(102,417,544)	(39,074,437	)(a)	(78,566,664	)(a)

422,789,317		1,394,149,325		204,793,029	53,346,340	24,611,535		102,904,185

1,701,540,659		279,747,950		259,199,515	830,758	51,720,367		56,251,177

3,763,125,865		3,483,377,915		246,997,129	246,166,371	118,291,922		62,040,745

$5,464,666,524		$3,763,125,865		$506,196,644	$246,997,129	$170,012,289		$118,291,922

$6,875,292		$(4,992,224)		$97,571	$(22,465)	$(10,927,451)		$(10,789,407)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	U.S. Mortgages Fund
	For the
	Six Months Ended	For the Fiscal
	September 30, 2009	Year Ended
	(Unaudited)	March 31, 2009

From operations:

Net investment income	$10,434,146	$32,006,684
Net realized loss from investment, futures and swap transactions	(688,088)	(15,960,434)
Net change in unrealized gain (loss) on investments, futures and swaps	26,544,680	(13,083,008)

Net increase in net assets resulting from operations	36,290,738	2,963,242

Distributions to shareholders:

From net investment income
Class A Shares	(141,418)	(306,002)
Institutional Shares	(2,209,817)	(11,338,182)
Separate Account Institutional Shares	(8,723,806)	(22,308,954)
From net realized gains
Class A Shares	—	(55,345)
Institutional Shares	—	(2,170,124)
Separate Account Institutional Shares	—	(3,511,695)

Total distributions to shareholders	(11,075,041)	(39,690,302)

From share transactions:

Net proceeds from sales of shares	67,148,309	308,690,073
Reinvestment of distributions	8,017,543	29,100,597
Cost of shares redeemed	(168,504,507)	(454,760,094)

Net decrease in net assets resulting from share transactions	(93,338,655)	(116,969,424)

TOTAL DECREASE	(68,122,958)	(153,696,484)

Net assets:

Beginning of period	524,754,340	678,450,824

End of period	$456,631,382	$524,754,340

Accumulated undistributed (distribution in excess of) net investment income	$(559,205)	$81,690

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

Emerging Markets Debt, Local Emerging Markets Debt	A, C and Institutional	Non-diversified

High Yield	A, B, C, Institutional, Service, IR and R	Diversified

Investment Grade Credit, U.S. Mortgages	A, Institutional and Separate Account Institutional	Diversified

Class A Shares of the Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 3.75%, 4.50% and 3.75%, respectively. Prior to July 29, 2009, the maximum Class A front-end sales charges for the Investment Grade Credit and U.S. Mortgages Funds were 4.50%. The contingent deferred sales charge for Class B Shares is 5.00% maximum declining to zero after six years for High Yield, depending upon the period of time the shares are held. Effective November 2, 2009, the High Yield Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gain distributions into Class B Shares and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the accompanying Notes to Financial Statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds, which are subject to such taxes. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily.

E. Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

All Funds	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period are segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized gain (loss) on foreign currency related transactions. The effect of changes in foreign currency exchange rates on fixed income securities held at period end are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net change in unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non U.S. currency symbols utilized throughout the report are defined as follows:

BRL	=	Brazilian Real	KRW	=	South Korean Won
CAD	=	Canadian Dollar	MXN	=	Mexican Peso
COP	=	Colombian Peso	NGN	=	Nigerian Naira
EGP	=	Egyptian Pound	PEN	=	Peruvian Nuevo Sol
EUR	=	Euro	PLN	=	Polish Zloty
GBP	=	British Pound	RUB	=	Russian Ruble
HUF	=	Hungarian Forint	TRY	=	Turkish Lira
IDR	=	Indonesian Rupiah	UYU	=	Uruguayan Peso
ILS	=	Israeli Shekel	ZAR	=	South African Rand

H. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.

I. Mortgage Dollar Rolls — The U.S. Mortgages and Investment Grade Credit Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other party.

J. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

K. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain and loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, counterparty and interest rate risks.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

L. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

M. Derivatives — The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are “marked-to-market” daily at the applicable forward rate and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Funds’ books.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses on the Statements of Operations. The Funds invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.
In April 2009, the Funds adopted FASB Accounting Standards Codification (“ASC”) 815 “Disclosures about Derivative Instruments and Hedging Activities”, which requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of September 30, 2009. The values in the tables below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Emerging Markets Debt

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative	Number of	and Liabilities	Derivative		Number of
Risk	Location	Assets	Contracts	Location	Liabilities		Contracts
Interest rate	Swap contracts, at value; Unrealized gain on futures(a)	$563,229	1	Swap contracts, at value; Unrealized loss on futures(a)	$(128,408	)(b)	6
Currency	Forward foreign currency exchange contracts, at value	84,639	4	Forward foreign currency exchange contracts, at value	(91,606)		4

Derivative contracts, at value		$647,868	5		$(220,014)		10

High Yield

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative	Number of	and Liabilities	Derivative		Number of
Risk	Location	Assets	Contracts	Location	Liabilities		Contracts
Currency	Forward foreign currency exchange contracts, at value	$761,254	4	Forward foreign currency exchange contracts, at value	$(26,137,618)		3

Investment Grade Credit

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative	Number of	and Liabilities	Derivative		Number of
Risk	Location	Assets	Contracts	Location	Liabilities		Contracts
Interest rate	Swap contracts, at value; Unrealized gain on futures(a)	$2,051,526	205	Swap contracts, at value; Unrealized loss on futures(a)	$(1,092,511	)(b)	297
Credit	Swap contracts, at value	1,376	1	Swap contracts, at value	(95,806	)(b)	2
Currency	Forward foreign currency exchange contracts, at value	—	—	Forward foreign currency exchange contracts, at value	(92,951)		1

Derivative contracts, at value		$2,052,902	206		$(1,281,268)		300

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Local Emerging Markets Debt

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative	Number of	and Liabilities	Derivative		Number of
Risk	Location	Assets	Contracts	Location	Liabilities		Contracts
Interest rate	Swap contracts, at value; Unrealized gain on futures(a)	$—	—	Swap contracts, at value; Unrealized loss on futures(a)	$(104,866	)(b)	3
Currency	Forward foreign currency exchange contracts, at value	552,513	10	Forward foreign currency exchange contracts, at value	(147,329)		9

Derivative contracts, at value		$552,513	10		$(252,195)		12

U.S. Mortgages

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative	Number of	and Liabilities	Derivative		Number of
Risk	Location	Assets	Contracts	Location	Liabilities		Contracts
Interest rate	Swap contracts, at value; Unrealized gain on futures(a)	$1,633,718	560	Swap contracts, at value; Unrealized loss on futures(a)	$(1,370,460	)(b)	609

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Amounts include $128,408, $758,337, $104,866 and $849,759 for Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth by certain risk types the Funds’ gains (losses) related to derivative activities for the six months ended September 30, 2009 in accordance with ASC 815. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” in the Statements of Operations:

Emerging Markets Debt

			Net Change in
	Location of Gain or (Loss) on Derivatives	Net Realized	Unrealized
Risk	Recognized on Statement of Operations	Gain (Loss)	Gain (Loss)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on swap contracts	$2,030,377	$(560,401)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	132,389	(104,518)
Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(25,991)	122,076

Total		$2,136,775	$(542,843)

High Yield

			Net Change in
	Location of Gain or (Loss) on Derivatives	Net Realized	Unrealized
Risk	Recognized on Statement of Operations	Gain (Loss)	Gain (Loss)

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	$(64,244,481)	$(15,769,099)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Grade Credit

			Net Change in
	Location of Gain or (Loss) on Derivatives	Net Realized	Unrealized
Risk	Recognized on Statement of Operations	Gain (Loss)	Gain (Loss)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$2,874,403	$(1,765,815)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(904,633)	(898,008)
Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(71,002)	(69,410)

Total		$1,898,768	$(2,733,233)

Local Emerging Markets Debt

			Net Change in
	Location of Gain or (Loss) on Derivatives	Net Realized	Unrealized
Risk	Recognized on Statement of Operations	Gain (Loss)	Gain (Loss)

Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$877,113	$(880,199)
Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	8,187,239	(481,602)

Total		$9,064,352	$(1,361,801)

U.S. Mortgages

			Net Change in
	Location of Gain or (Loss) on Derivatives	Net Realized	Unrealized
Risk	Recognized on Statement of Operations	Gain (Loss)	Gain (Loss)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$3,466,493	$(2,149,792)

3. AGREEMENTS

A. Management Agreement — Under the Agreement applicable to each Fund, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. AGREEMENTS (continued)

For the six months ended September 30, 2009, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%

High Yield	0.70	0.70	0.63	0.60	0.59	0.66	0.66

Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.90

U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

*	GSAM has voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rates.

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2009, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Emerging Markets Debt	$5,500	NA	$—

High Yield	102,100	$—	—

Investment Grade Credit	3,900	NA	NA

Local Emerging Markets Debt	300	NA	—

U.S. Mortgages	1,100	NA	NA

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Separate Account Institutional, and Service Shares. Goldman Sachs has voluntarily agreed to waive a portion of the Transfer Agent Fees equal to 0.02% of the average daily net assets attributable to Institutional and Separate Account Institutional Shares of Investment Grade Credit and U.S. Mortgages. Goldman Sachs may discontinue or modify the waiver in the future at its discretion.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the High Yield Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Account Service Plans — The Trust, on behalf of Class A and Institutional Shares of Investment Grade Credit and U.S. Mortgages Funds, has adopted Account Service Plans. Under these Plans, Goldman Sachs and authorized dealers are entitled to receive a fee for account service and account maintenance equal to, on an annual basis, 0.05% of the average daily net assets of Investment Grade Credit and U.S. Mortgages Funds attributable to Class A and Institutional Shares.

F. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These expense limitations may be modified or terminated at any time at the option of GSAM. The Other Expenses limitations for the Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds as an annual percentage rate of average daily net assets are 0.044%, 0.024%, 0.004%, 0.074% and 0.004%, respectively.
For the six months ended September 30, 2009, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

	Fee Waivers		Other	Total
	Management	Transfer	Expense	Expense
Fund	Fees	Agent Fees	Reimbursement	Reductions

Emerging Markets Debt	$—	$—	$61	$61

High Yield	—	—	97	97

Investment Grade Credit	131	27	110	268

Local Emerging Markets Debt	—	—	195	195

U.S. Mortgages	168	47	199	414

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. AGREEMENTS (continued)

As of September 30, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Emerging Markets Debt	$134	$16	$12	$162

High Yield	2,856	376	272	3,504

Investment Grade Credit	134	31	22	187

Local Emerging Markets Debt	112	6	7	125

U.S. Mortgages	124	1	8	133

G. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1— Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2— Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3— Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Emerging Markets Debt

	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$155,309,325	$—
Corporate Obligations	—	49,573,716	—
Repurchase Agreements	—	7,400,000	—
Derivatives	—	647,868	—

Total	$—	$212,930,909	$—

Liabilities
Derivatives	$—	$(220,014)	$—

High Yield

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$12,703,192	$5,310,720	$1,434,064
Fixed Income
Corporate Obligations	—	5,085,196,909	8,631,647
Repurchase Agreements	—	252,500,000	—
Derivatives	—	761,254	—

Total	$12,703,192	$5,343,768,883	$10,065,711

Liabilities
Derivatives	$—	$(26,137,618)	$—

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2009:

	Common Stock
	and/or Other Equity	Fixed Income —
	Investments	Corporate Obligations

Beginning Balance as of April 1, 2009	$1,960,664	$4,787,585
Realized Gain (Loss)	—	—
Unrealized Gain (Loss) relating to instruments still held at reporting date	(526,600)	1,449,696
Net Purchases (Sales)	—	7,164,451
Net Transfers in and/or out of Level 3	—	(4,770,085)

Ending Balance as of September 30, 2009	$1,434,064	$8,631,647

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

Investment Grade Credit

	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$9,975,442	$7,432,199	$—
Corporate Obligations	—	407,523,984	—
Foreign Debt Obligations	—	25,846,084	—
Municipal Debt Obligations	—	6,434,468	—
Government Guarantee Obligations	—	36,328,983	—
Mortgage Backed Obligations	—	8,173,677	—
Repurchase Agreements	—	7,100,000	—
Derivatives	231,888	1,821,014	—

Total	$10,207,330	$500,660,409	$—

Liabilities
Derivatives	$(429,980)	$(851,288)	—

Local Emerging Markets Debt

	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$5,672,274	$1,632,272
Sovereign Debt Obligations		93,153,396	—
Foreign Debt Obligations	—	—	1,366,825
Structured Notes	—	14,893,434	—
Repurchase Agreements	—	52,900,000	—
Derivatives	—	552,513	—

Total	$—	$167,171,617	$2,999,097

Liabilities
Derivatives	$—	$(252,195)	$—

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2009:

	Fixed Income —	Fixed Income —
	Corporate Obligations	Foreign Debt Obligations

Beginning Balance as of April 1, 2009	$1,145,176	$816,799
Realized Gain (Loss)	—	(572)
Unrealized Gain (Loss) relating to instruments still held at reporting date	487,096	493,909
Net Purchases (Sales)	—	56,689
Net transfers in and/or out of Level 3	—	—

Ending Balance as of September 30, 2009	$1,632,272	$1,366,825

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

U.S. Mortgages Fund

	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or U.S. Government Obligations and Agencies	$—	$5,250,744	$—
Mortgage Backed Obligations	—	470,296,600	—
Asset-Backed Securities	—	4,338,540	—
Repurchase Agreements	—	41,800,000	—
Derivatives	666,600	967,118	—

Total	$666,600	$522,653,002	$—

Liabilities
Fixed Income — Forward Sales Contracts
Mortgage-Backed Obligations	$—	$(9,298,125)	$—
Derivatives	(520,701)	(849,759)	—

Total	$(520,701)	$(10,147,884)	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2009, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Emerging Markets Debt	$—	$124,612,246	$—	$90,260,829

High Yield	—	1,315,372,646	—	755,705,237

Investment Grade Credit	28,850,547	312,251,832	16,547,678	100,657,159

Local Emerging Markets Debt	—	75,225,071	—	50,745,342

U.S. Mortgages	2,325,181,853	2,866,656	2,336,234,606	13,825,692

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS (continued)

For the six months ended September 30, 2009, Goldman Sachs earned approximately $300, $13,900 and $21,700 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Emerging Markets Debt, Investment Grade Credit and U.S. Mortgages Funds, respectively.

6. TAX INFORMATION

As of the most recent fiscal year end March 31, 2009, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows.

				Local
	Emerging		Investment	Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Capital loss carryforward[1]
Expiring 2010	$—	$(3,471,539)	$—	$—	$—
Expiring 2014	—	—	(2,649,569)	—	—
Expiring 2016	—	(846,548)	(487,181)	—	—
Expiring 2017	(16,692,339)	—	(7,321,148)	(1,868,584)	—

Total capital loss carryforward	$(16,692,339)	$(4,318,087)	$(10,457,898)	$(1,868,584)	$—

Timing differences (post October losses, income distribution payable, straddles and defaulted bond income)	$(13,445,260)	$(95,398,102)	$(24,179,378)	$(15,095,405)	$(19,206,675)

[1]	Expiration occurs on March 31 of the year indicated.

As of September 30, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

				Local
	Emerging		Investment	Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Tax Cost	$196,504,934	$5,350,162,379	$488,115,938	$171,885,568	$533,836,768

Gross unrealized gain	21,047,033	389,882,115	28,981,781	4,002,502	10,226,650
Gross unrealized loss	(5,268,926)	(374,267,962)	(8,282,882)	(6,269,869)	(22,377,534)

Net unrealized security gain (loss)	$15,778,107	$15,614,153	$20,698,899	$(2,267,367)	$(12,150,884)

The difference between book and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to market gains (losses) on regulated futures contracts, foreign currency contracts and differences related to the tax treatment of foreign currency and swap transactions as of the most recent fiscal year end.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

7. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain Goldman Sachs Fund of Funds Portfolios may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of September 30, 2009, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

			Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and	Goldman Sachs
	Balanced Strategy	Growth Strategy	Income Strategy	Satellite Strategies
Fund	Portfolio	Portfolio	Portfolio	Portfolio

Emerging Markets Debt	7%	11%	14%	15%

Local Emerging Markets Debt	9	14	18	24

As of September 30, 2009, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 99% of outstanding Class IR of the High Yield Fund.

Foreign Custody Risk — A Fund that invests in foreign securities, may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Furthermore, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Market and Credit Risks — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentrations — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB ASC 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through November 24, 2009, the date that the financial statements were issued.

10. SUBSEQUENT EVENT

Effective December 1, 2009, the Funds’ transfer agent, Goldman Sachs, will discontinue its voluntary waiver of a portion of the transfer agency fees equal to 0.02% of the average daily net assets attributable to the Investment Grade Credit and U.S. Mortgage Funds’ Institutional and Separate Account Institutional Shares.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund
	For the Six Months Ended
	September 30, 2009		For the Fiscal Year Ended
	(Unaudited)		March 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,514,943	$26,739,772	3,026,183	$32,623,917
Reinvestment of distributions	139,498	1,488,680	346,749	3,500,323
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(1,468,832)	(15,666,273)	(6,484,563)	(66,176,925)

	1,185,609	12,562,179	(3,111,631)	(30,052,685)

Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	226,871	2,465,126	122,174	1,280,679
Reinvestment of distributions	5,417	57,863	8,262	80,983
Shares redeemed	(25,065)	(266,431)	(112,107)	(1,120,220)

	207,223	2,256,558	18,329	241,442

Institutional Shares
Shares sold	4,339,642	47,054,269	5,827,279	62,041,021
Reinvestment of distributions	371,775	3,959,592	812,175	8,095,075
Shares redeemed	(3,809,660)	(40,282,245)	(7,215,626)	(72,711,851)

	901,757	10,731,616	(576,172)	(2,575,755)

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Separate Account Institutional Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	2,294,589	$25,550,353	(3,669,474)	$(32,386,998)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

High Yield Fund				Investment Grade Credit Fund

For the Six Months Ended				For the Six Months Ended
September 30, 2009		For the Fiscal Year Ended		September 30, 2009		For the Fiscal Year Ended
(Unaudited)		March 31, 2009		(Unaudited)		March 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

102,924,762	$590,511,432	205,710,219	$1,218,047,178	13,810,305	$115,524,965	7,006,450	$56,250,429
8,300,168	50,333,692	21,562,817	126,829,477	225,141	1,930,111	114,310	939,487
256,045	1,618,001	520,347	3,171,800	—	—	—	—
(250,572,836)	(1,500,266,102)	(143,256,549)	(831,476,779)	(3,394,676)	(29,212,916)	(1,237,974)	(10,028,963)

(139,091,861)	(857,802,977)	84,536,834	516,571,676	10,640,770	88,242,160	5,882,786	47,160,953

876,307	5,262,050	1,200,946	7,056,802	—	—	—	—
300,785	1,852,056	769,622	4,616,387	—	—	—	—
(255,640)	(1,618,001)	(519,690)	(3,171,800)	—	—	—	—
(1,344,660)	(8,271,294)	(4,146,097)	(25,019,789)	—	—	—	—

(423,208)	(2,775,189)	(2,695,219)	(16,518,400)	—	—	—	—

3,094,169	18,505,563	4,258,054	25,016,565	—	—	—	—
367,769	2,267,329	758,890	4,524,637	—	—	—	—
(1,810,885)	(11,040,039)	(4,861,892)	(29,724,088)	—	—	—	—

1,651,053	9,732,853	155,052	(182,886)	—	—	—	—

374,728,088	2,232,850,628	261,821,963	1,513,344,260	13,349,596	113,034,207	2,343,538	19,074,167
14,122,997	87,926,952	19,154,876	111,998,521	118,983	1,031,540	70,044	586,497
(167,727,064)	(1,051,028,444)	(126,356,273)	(737,249,656)	(971,394)	(8,421,566)	(558,813)	(4,758,912)

221,124,021	1,269,749,136	154,620,566	888,093,125	12,497,185	105,644,181	1,854,769	14,901,752

921,067	5,493,235	1,316,436	8,137,037	—	—	—	—
92,568	570,587	148,983	869,087	—	—	—	—
(413,830)	(2,523,808)	(517,885)	(2,996,761)	—	—	—	—

599,805	3,540,014	947,534	6,009,363	—	—	—	—

—	—	—	—	5,374,188	44,033,165	7,556,742	67,207,178
—	—	—	—	502,416	4,270,402	1,375,908	11,706,126
—	—	—	—	(4,566,260)	(37,396,879)	(10,316,482)	(87,629,669)

—	—	—	—	1,310,344	10,906,688	(1,383,832)	(8,716,365)

4	26	—	—	—	—	—	—
64	393	138	815	—	—	—	—
(4)	(24)	—	—	—	—	—	—

64	395	138	815	—	—	—	—

54,392	341,626	33,217	170,940	—	—	—	—
2,011	12,581	1,372	7,146	—	—	—	—
(1,384)	(9,122)	(487)	(2,454)	—	—	—	—

55,019	345,085	34,102	175,632	—	—	—	—

83,914,893	$422,789,317	237,599,007	$1,394,149,325	24,448,299	$204,793,029	6,353,723	$53,346,340

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Six Months Ended
	September 30, 2009		For the Fiscal Year Ended
	(Unaudited)		March 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,403,630	$12,025,882	6,629,481	$62,277,799
Reinvestment of distributions	68,298	574,460	134,566	1,117,122
Shares redeemed	(915,357)	(7,548,333)	(4,096,183)	(35,894,268)

	556,571	5,052,009	2,667,864	27,500,653

Class C Shares
Shares sold	33,957	291,078	2,966	27,000
Reinvestment of distributions	358	3,096	373	3,447
Shares redeemed	(1)	(10)	(12,115)	(113,742)

	34,314	294,164	(8,776)	(83,295)

Institutional Shares
Shares sold	5,630,677	47,808,596	11,985,195	111,908,406
Reinvestment of distributions	354,393	2,982,860	734,333	6,137,075
Shares redeemed	(3,801,540)	(31,526,094)	(5,322,908)	(42,558,654)

	2,183,530	19,265,362	7,396,620	75,486,827

Separate Account Institutional Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	2,774,415	$24,611,535	10,055,708	$102,904,185

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

U.S. Mortgages Fund

For the Six Months Ended
September 30, 2009		For the Fiscal Year Ended
(Unaudited)		March 31, 2009

Shares	Dollars	Shares	Dollars

645,411	$6,093,729	268,131	$2,566,234
13,695	130,975	38,492	356,067
(356,422)	(3,420,531)	(644,117)	(5,945,851)

302,684	2,804,173	(337,494)	(3,023,550)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

1,764,818	16,819,582	16,618,730	159,930,929
112,142	1,072,936	892,756	8,297,418
(1,373,285)	(13,199,628)	(24,901,290)	(228,169,765)

503,675	4,692,890	(7,389,804)	(59,941,418)

4,673,543	44,234,998	15,586,274	146,192,910
714,072	6,813,632	2,209,606	20,447,112
(16,058,454)	(151,884,348)	(23,935,012)	(220,644,478)

(10,670,839)	(100,835,718)	(6,139,132)	(54,004,456)

(9,864,480)	$(93,338,655)	(13,866,430)	$(116,969,424)

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$9.19	$0.34	$2.48	$2.82	$(0.36)	$—	$(0.36)
2009 - C	9.16	0.29	2.47	2.76	(0.31)	—	(0.31)
2009 - Institutional	9.20	0.36	2.47	2.83	(0.37)	—	(0.37)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	11.63	0.68	(2.50)	(1.82)	(0.57)	(0.05)	(0.62)
2009 - C	11.60	0.60	(2.50)	(1.90)	(0.49)	(0.05)	(0.54)
2009 - Institutional	11.63	0.72	(2.50)	(1.78)	(0.60)	(0.05)	(0.65)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	12.16	0.30	(0.37)	(0.07)	(0.31)	(0.15)	(0.46)
2008 - C	12.14	0.25	(0.36)	(0.11)	(0.28)	(0.15)	(0.43)
2008 - Institutional	12.17	0.32	(0.38)	(0.06)	(0.33)	(0.15)	(0.48)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	11.98	0.63	0.38	1.01	(0.62)	(0.21)	(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

2006 - A	11.75	0.60	0.69	1.29	(0.65)	(0.41)	(1.06)
2006 - C (Commenced September 26, 2006)	11.78	0.01	0.22	0.23	(0.04)	—	(0.04)
2006 - Institutional	11.76	0.64	0.69	1.33	(0.69)	(0.41)	(1.10)

2005 - A	11.18	0.74	1.00	1.74	(0.64)	(0.53)	(1.17)
2005 - Institutional	11.19	0.77	1.02	1.79	(0.69)	(0.53)	(1.22)

2004 - A	10.22	0.59	0.97	1.56	(0.57)	(0.03)	(0.60)
2004 - Institutional	10.23	0.62	0.98	1.60	(0.61)	(0.03)	(0.64)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.65	31.05%	$65,546	1.22	%(c)	6.39	%(c)	1.29	%(c)	6.32	%(c)	58%
11.61	30.66	4,512	1.97	(c)	5.55	(c)	2.04	(c)	5.48	(c)	58
11.66	31.24	149,135	0.88	(c)	6.78	(c)	0.95	(c)	6.71	(c)	58

9.19	(15.89)	40,814	1.22		6.58		1.44		6.36		132
9.16	(16.57)	1,661	1.97		5.97		2.19		5.75		132
9.20	(15.59)	109,375	0.88		7.03		1.10		6.81		132

11.63	(0.51)	87,818	1.21	(c)	6.03	(c)	1.36	(c)	5.88	(c)	41
11.60	(0.82)	1,890	1.96	(c)	5.20	(c)	2.11	(c)	5.05	(c)	41
11.63	(0.37)	145,067	0.87	(c)	6.51	(c)	1.02	(c)	6.36	(c)	41

12.16	8.86	84,661	1.23		5.23		1.38		5.08		81
12.14	7.80	995	1.98		4.64		2.13		4.49		81
12.17	9.25	188,311	0.87		5.68		1.02		5.53		81

11.98	11.63	69,302	1.23		5.17		1.53		4.87		167
11.97	1.98	1	1.71	(c)	1.36	(c)	1.75	(c)	1.32	(c)	167
11.99	11.93	85,073	0.86		5.51		1.16		5.21		167

11.75	16.48	34,327	1.26		6.13		1.82		5.57		207
11.76	17.01	40,962	0.88		6.58		1.52		5.94		207

11.18	15.78	5,411	1.28		5.43		3.09		3.62		273
11.19	16.22	20,387	0.88		5.90		2.57		4.21		273

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$5.18	$0.26	$1.54	$1.80	$(0.25)
2009 - B	5.18	0.25	1.55	1.80	(0.23)
2009 - C	5.18	0.25	1.54	1.79	(0.23)
2009 - Institutional	5.19	0.28	1.54	1.82	(0.26)
2009 - Service	5.17	0.26	1.55	1.81	(0.25)
2009 - IR	5.18	0.28	1.54	1.82	(0.26)
2009 - R	5.17	0.26	1.55	1.81	(0.25)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	7.12	0.55	(1.92)	(1.37)	(0.57)
2009 - B	7.13	0.51	(1.94)	(1.43)	(0.52)
2009 - C	7.12	0.51	(1.93)	(1.42)	(0.52)
2009 - Institutional	7.13	0.57	(1.92)	(1.35)	(0.59)
2009 - Service	7.12	0.54	(1.93)	(1.39)	(0.56)
2009 - IR	7.12	0.57	(1.93)	(1.36)	(0.58)
2009 - R	7.12	0.53	(1.93)	(1.40)	(0.55)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	7.93	0.24	(0.78)	(0.54)	(0.27)
2008 - B	7.94	0.22	(0.79)	(0.57)	(0.24)
2008 - C	7.93	0.22	(0.79)	(0.57)	(0.24)
2008 - Institutional	7.94	0.25	(0.78)	(0.53)	(0.28)
2008 - Service	7.92	0.24	(0.78)	(0.54)	(0.26)
2008 - IR (Commenced November 30, 2007)	7.68	0.20	(0.54)	(0.34)	(0.22)
2008 - R (Commenced November 30, 2007)	7.68	0.19	(0.54)	(0.35)	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	8.04	0.60	(0.10)	0.50	(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)

2006 - A	7.81	0.58	0.23	0.81	(0.58)
2006 - B	7.82	0.53	0.22	0.75	(0.52)
2006 - C	7.81	0.53	0.22	0.75	(0.52)
2006 - Institutional	7.82	0.61	0.23	0.84	(0.61)
2006 - Service	7.80	0.57	0.23	0.80	(0.57)

2005 - A	8.08	0.62	(0.22)	0.40	(0.67)
2005 - B	8.09	0.56	(0.22)	0.34	(0.61)
2005 - C	8.08	0.56	(0.22)	0.34	(0.61)
2005 - Institutional	8.09	0.65	(0.21)	0.44	(0.71)
2005 - Service	8.09	0.62	(0.24)	0.38	(0.67)

2004 - A	7.79	0.65	0.32	0.97	(0.68)
2004 - B	7.80	0.60	0.31	0.91	(0.62)
2004 - C	7.79	0.60	0.31	0.91	(0.62)
2004 - Institutional	7.81	0.69	0.30	0.99	(0.71)
2004 - Service	7.80	0.65	0.31	0.96	(0.67)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$6.73	35.37%	$1,191,747	1.06	%(c)	8.80	%(c)	1.06	%(c)	8.80	%(c)	17%
6.75	35.27	66,884	1.81	(c)	8.10	(c)	1.81	(c)	8.10	(c)	17
6.74	35.08	107,851	1.81	(c)	8.09	(c)	1.81	(c)	8.09	(c)	17
6.75	35.73	4,077,156	0.72	(c)	9.18	(c)	0.72	(c)	9.18	(c)	17
6.73	35.53	20,409	1.22	(c)	8.68	(c)	1.22	(c)	8.68	(c)	17
6.74	35.74	10	0.81	(c)	9.08	(c)	0.81	(c)	9.08	(c)	17
6.73	35.47	609	1.31	(c)	8.62	(c)	1.31	(c)	8.62	(c)	17

5.18	(20.12)	1,636,406	1.07		9.10		1.08		9.09		14
5.18	(20.73)	53,589	1.82		8.20		1.83		8.19		14
5.18	(20.72)	74,325	1.82		8.25		1.83		8.24		14
5.19	(19.81)	1,986,033	0.73		9.49		0.74		9.48		14
5.17	(20.28)	12,582	1.23		8.98		1.24		8.97		14
5.18	(19.91)	8	0.82		9.31		0.83		9.30		14
5.17	(20.47)	183	1.32		9.95		1.33		9.94		14

7.12	(6.82)	1,650,027	1.07	(c)	7.87	(c)	1.09	(c)	7.85	(c)	11
7.13	(7.23)	92,953	1.82	(c)	7.12	(c)	1.84	(c)	7.10	(c)	11
7.12	(7.11)	101,138	1.82	(c)	7.12	(c)	1.84	(c)	7.10	(c)	11
7.13	(6.68)	1,628,668	0.73	(c)	8.22	(c)	0.75	(c)	8.20	(c)	11
7.12	(6.89)	10,573	1.23	(c)	7.72	(c)	1.25	(c)	7.70	(c)	11
7.12	(4.35)	10	0.82	(c)	8.20	(c)	0.84	(c)	8.18	(c)	11
7.12	(4.51)	9	1.32	(c)	7.73	(c)	1.34	(c)	7.71	(c)	11

7.93	6.41	1,777,150	1.09		7.46		1.11		7.44		50
7.94	5.61	115,817	1.84		6.72		1.86		6.70		50
7.93	5.61	119,073	1.84		6.71		1.86		6.69		50
7.94	6.79	1,646,138	0.73		7.82		0.75		7.80		50
7.92	6.28	8,399	1.24		7.34		1.26		7.32		50

8.04	10.76	1,395,265	1.12		7.38		1.14		7.36		41
8.05	9.93	96,743	1.87		6.64		1.89		6.62		41
8.04	9.94	90,528	1.87		6.64		1.89		6.62		41
8.05	11.16	1,296,429	0.75		7.76		0.77		7.74		41
8.03	10.63	2,980	1.25		7.26		1.27		7.24		41

7.81	5.10	1,006,734	1.15		7.74		1.17		7.72		52
7.82	4.31	104,637	1.90		6.98		1.92		6.96		52
7.81	4.32	72,590	1.90		6.95		1.92		6.93		52
7.82	5.50	825,508	0.76		8.11		0.79		8.08		52
7.80	4.72	1,597	1.26		7.62		1.29		7.59		52

8.08	12.94	1,109,364	1.16		8.31		1.18		8.29		47
8.09	12.09	105,106	1.91		7.54		1.93		7.52		47
8.08	12.10	56,174	1.91		7.53		1.93		7.51		47
8.09	13.23	832,175	0.76		8.73		0.78		8.71		47
8.09	12.81	1,160	1.26		8.18		1.28		8.16		47

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$7.75	$0.22	$1.24	$1.46	$(0.22)	$—	$(0.22)
2009 - Institutional	7.75	0.23	1.25	1.48	(0.24)	—	(0.24)
2009 - Separate Account Institutional	7.75	0.24	1.24	1.48	(0.24)	—	(0.24)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	9.64	0.51	(1.83)	(1.32)	(0.57)	—	(0.57)
2009 - Institutional	9.66	0.55	(1.85)	(1.30)	(0.61)	—	(0.61)
2009 - Separate Account Institutional	9.65	0.57	(1.86)	(1.29)	(0.61)	—	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.90	0.22	(0.27)	(0.05)	(0.21)	—	(0.21)
2008 - Institutional	9.92	0.23	(0.27)	(0.04)	(0.22)	—	(0.22)
2008 - Separate Account Institutional	9.91	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.95	0.51	(0.08)	0.43	(0.48)	—	(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

2006 - A	9.93	0.47	—	0.47	(0.45)	—	(0.45)
2006 - Institutional	9.95	0.51	—	0.51	(0.49)	—	(0.49)
2006 - Separate Account Institutional	9.94	0.52	(0.01)	0.51	(0.49)	—	(0.49)

2005 - A	10.31	0.40	(0.35)	0.05	(0.39)	(0.04)	(0.43)
2005 - Institutional	10.32	0.52	(0.42)	0.10	(0.43)	(0.04)	(0.47)
2005 - Separate Account Institutional	10.31	0.46	(0.35)	0.11	(0.44)	(0.04)	(0.48)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (Commenced November 3, 2003)	10.00	0.38	0.31	0.69	(0.38)	—	(0.38)
2004 - Institutional (Commenced November 3, 2003)	10.00	0.44	0.30	0.74	(0.42)	—	(0.42)
2004 - Separate Account Institutional (Commenced November 3, 2003)	10.00	0.43	0.31	0.74	(0.43)	—	(0.43)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.99	19.04%	$157,314	0.76	%(c)	5.19	%(c)	0.89	%(c)	5.06	%(c)	33%
8.99	19.25	138,752	0.40	(c)	5.45	(c)	0.55	(c)	5.30	(c)	33
8.99	19.28	210,131	0.35	(c)	5.73	(c)	0.50	(c)	5.58	(c)	33

7.75	(14.00)	53,185	0.76		6.22		0.97		6.01		135
7.75	(13.83)	22,809	0.40		6.52		0.63		6.29		135
7.75	(13.72)	171,003	0.35		6.52		0.58		6.29		135

9.64	(0.54)	9,455	0.76	(c)	5.31	(c)	0.95	(c)	5.12	(c)	15
9.66	(0.39)	10,504	0.40	(c)	5.67	(c)	0.61	(c)	5.46	(c)	15
9.65	(0.37)	226,207	0.35	(c)	5.72	(c)	0.56	(c)	5.51	(c)	15

9.90	4.44	8,615	0.79		5.17		0.97		4.99		74
9.92	4.83	10,893	0.40		5.59		0.60		5.39		74
9.91	4.89	239,358	0.35		5.61		0.55		5.41		74

9.95	4.84	3,420	0.79		4.82		1.04		4.57		74
9.97	5.35	3,317	0.40		5.21		0.65		4.96		74
9.96	5.30	206,122	0.35		5.26		0.60		5.01		74

9.93	0.50	3,622	0.81		3.88		1.07		3.62		88
9.95	0.89	3,638	0.40		4.40		0.66		4.14		88
9.94	1.04	192,196	0.35		4.34		0.62		4.07		88

10.31	7.00	2,179	0.82	(c)	3.66	(c)	1.85	(c)	2.63	(c)	78
10.32	7.57	76	0.40	(c)	4.28	(c)	1.45	(c)	3.23	(c)	78

10.31	7.52	70,269	0.35	(c)	4.26	(c)	1.40	(c)	3.21	(c)	78

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$7.23	$0.20	$1.67	$1.87	$(0.21)	$—	$(0.21)
2009 - C	7.24	0.18	1.65	1.83	(0.18)	—	(0.18)
2009 - Institutional	7.23	0.22	1.67	1.89	(0.23)	—	(0.23)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	9.85	0.50	(2.64)	(2.14)	(0.20)	(0.28)	(0.48)
2009 - C	9.85	0.48	(2.67)	(2.19)	(0.18)	(0.24)	(0.42)
2009 - Institutional	9.85	0.53	(2.64)	(2.11)	(0.22)	(0.29)	(0.51)

FOR THE PERIOD ENDED MARCH 31,

2008 - A (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	(0.05)
2008 - C (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	(0.05)
2008 - Institutional (Commenced February 15, 2008)	10.00	0.06	(0.15)	(0.09)	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.89	26.09%	$30,001	1.35	%(c)	4.87	%(c)	1.64	%(c)	4.58	%(c)	60%
8.89	25.43	342	2.10	(c)	4.34	(c)	2.39	(c)	4.05	(c)	60
8.89	26.16	139,670	1.01	(c)	5.24	(c)	1.30	(c)	4.95	(c)	60

7.23	(22.32)	20,385	1.33		5.99		1.65		5.67		92
7.24	(22.79)	30	2.08		5.17		2.40		4.85		92
7.23	(22.05)	97,877	0.99		6.30		1.31		5.98		92

9.85	(0.93)	1,482	1.35	(c)	4.29	(c)	2.98	(c)	2.66	(c)	3
9.85	(1.01)	127	2.10	(c)	4.30	(c)	3.73	(c)	2.67	(c)	3
9.85	(0.89)	60,432	1.01	(c)	5.52	(c)	2.64	(c)	3.89	(c)	3

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$9.27	$0.18	$0.53	$0.71	$(0.20)	$—	$(0.20)
2009 - Institutional	9.29	0.20	0.52	0.72	(0.22)	—	(0.22)
2009 - Separate Account Institutional	9.28	0.21	0.51	0.72	(0.22)	—	(0.22)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	9.62	0.37	(0.27)	0.10	(0.38)	(0.07)	(0.45)
2009 - Institutional	9.64	0.39	(0.26)	0.13	(0.41)	(0.07)	(0.48)
2009 - Separate Account Institutional	9.64	0.41	(0.29)	0.12	(0.41)	(0.07)	(0.48)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.91	0.19	(0.29)	(0.10)	(0.19)	—	(0.19)
2008 - Institutional	9.93	0.20	(0.28)	(0.08)	(0.21)	—	(0.21)
2008 - Separate Account Institutional	9.93	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.90	0.44	0.04	0.48	(0.47)	—	(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

2006 - A	9.82	0.41	0.08	0.49	(0.41)	—	(0.41)
2006 - Institutional	9.82	0.45	0.08	0.53	(0.44)	—	(0.44)
2006 - Separate Account Institutional	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

2005 - A	10.22	0.28	(0.17)	0.11	(0.33)	(0.18)	(0.51)
2005 - Institutional	10.22	0.33	(0.18)	0.15	(0.37)	(0.18)	(0.55)
2005 - Separate Account Institutional	10.21	0.36	(0.20)	0.16	(0.37)	(0.18)	(0.55)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A	10.00	0.22	0.33	0.55	(0.33)	—	(0.33)
2004 - Institutional	10.00	0.29	0.31	0.60	(0.38)	—	(0.38)
2004 - Separate Account Institutional	10.00	0.31	0.28	0.59	(0.38)	—	(0.38)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months	For the
Ended September 30,	Periods Ended
2009	2009	2008	2007	2006
373%	511%	295%	380%	1,442%

Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$9.78	7.73%	$6,795	0.76	%(d)	3.85	%(d)	0.91	%(d)	3.70	%(d)	460%
9.79	7.81	99,394	0.40	(d)	4.30	(d)	0.57	(d)	4.13	(d)	460
9.78	7.84	350,442	0.35	(d)	4.37	(d)	0.52	(d)	4.20	(d)	460

9.27	0.90	3,637	0.76		3.93		0.91		3.78		560
9.29	1.38	89,617	0.40		4.22		0.57		4.05		560
9.28	1.32	431,500	0.35		4.39		0.52		4.22		560

9.62	(0.80)	7,021	0.76	(d)	4.58	(d)	0.91	(d)	4.43	(d)	483
9.64	(0.75)	164,236	0.40	(d)	4.94	(d)	0.57	(d)	4.77	(d)	483
9.64	(0.73)	507,194	0.35	(d)	4.98	(d)	0.52	(d)	4.81	(d)	483

9.91	4.96	7,044	0.78		4.43		0.94		4.27		610
9.93	5.43	153,795	0.40		4.81		0.58		4.63		610
9.93	5.48	532,819	0.35		4.84		0.53		4.66		610

9.90	5.21	6,973	0.79		4.24		0.98		4.05		1,665
9.91	5.56	117,497	0.40		4.64		0.61		4.43		1,665
9.91	5.73	307,935	0.35		4.62		0.56		4.41		1,665

9.82	1.00	7,916	0.81		2.88		0.98		2.71		2,006
9.82	1.49	74,616	0.40		3.43		0.58		3.24		2,006
9.82	1.54	387,306	0.35		3.42		0.53		3.24		2,006

10.22	5.60	628	0.82	(d)	1.95	(d)	1.08	(d)	1.69	(d)	1,953
10.22	6.07	120,628	0.40	(d)	2.86	(d)	0.68	(d)	2.58	(d)	1,953
10.21	6.03	101,429	0.35	(d)	2.98	(d)	0.63	(d)	2.70	(d)	1,953

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended September 30, 2009

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	4/1/09	9/30/09		9/30/09*	4/1/08	9/30/09		9/30/09*	4/1/09	9/30/09		9/30/09*	4/1/09	9/30/09		9/30/09*	4/1/09	9/30/09		9/30/09*
Class A
Actual	$1,000.00	$1,310.50		$7.07	$1,000.00	$1,353.70		$6.25	$1,000.00	$1,190.40		$4.17	$1,000.00	$1,260.90		$7.65	$1,000.00	$1,077.30		$3.96
Hypothetical 5% return	1,000.00	1,018.95	+	6.17	1,000.00	1,019.75	+	5.37	1,000.00	1,021.26	+	3.85	1,000.00	1,018.30	+	6.83	1,000.00	1,021.26	+	3.85

Class B
Actual	N/A	N/A		N/A	1,000.00	1,352.70		10.68	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.99	+	9.15	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000.00	1,306.60		11.39	1,000.00	1,350.80		10.67	N/A	N/A		N/A	1,000.00	1,254.30		11.87	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,015.19	+	9.95	1,000.00	1,015.99	+	9.15	N/A	N/A		N/A	1,000.00	1,014.54	+	10.61	N/A	N/A		N/A

Institutional
Actual	1,000.00	1,312.40		5.10	1,000.00	1,357.30		4.25	1,000.00	1,192.50		2.20	1,000.00	1,261.60		5.73	1,000.00	1,078.10		2.08
Hypothetical 5% return	1,000.00	1,020.66	+	4.46	1,000.00	1,021.46	+	3.65	1,000.00	1,023.06	+	2.03	1,000.00	1,020.00	+	5.11	1,000.00	1,023.06	+	2.03

Service
Actual	N/A	N/A		N/A	1,000.00	1,355.30		7.20	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.95	+	6.17	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,192.80		1.92	N/A	N/A		N/A	1,000.00	1,078.40		1.82
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,023.31	+	1.78	N/A	N/A		N/A	1,000.00	1,023.31	+	1.78

Class IR
Actual	N/A	N/A		N/A	1,000.00	1,357.40		4.79	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,021.01	+	4.10	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class R
Actual	N/A	N/A		N/A	1,000.00	1,354.70		7.73	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.50	+	6.63	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

						Separate Account
Fund	Class A	Class B	Class C	Institutional	Service	Institutional	Class IR	Class R

Emerging Markets Debt	1.22%	N/A	1.97%	0.88%	N/A	N/A	N/A	N/A
High Yield	1.06	1.81%	1.81	0.72	1.22%	N/A	0.81%	1.31%
Investment Grade Credit	0.76	N/A	N/A	0.40	N/A	0.35%	N/A	N/A
Local Emerging Markets Debt	1.35	N/A	2.10	1.01	N/A	N/A	N/A	N/A
U.S. Mortgages	0.76	N/A	N/A	0.40	N/A	0.35	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs U.S. Mortgages, Goldman Sachs Investment Grade Credit, Goldman Sachs High Yield, Goldman Sachs Emerging Markets Debt and Goldman Sachs Local Emerging Markets Debt Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates;
(b)	the Funds’ investment performance;
(c)	the Funds’ management fee arrangements;
(d)	the voluntary undertakings of the Investment Adviser and the Funds’ transfer agent, Goldman Sachs & Co. (“Goldman Sachs”), to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings;
(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;
(f)	the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;
(i)	a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(j)	capacity issues relating to the securities in which the Funds invest;
(k)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(l)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance (with the exception of Local Emerging Markets Debt Fund, which commenced operations in 2008) and expense comparisons for the Funds;
(m)	the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman Sachs; and
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount due to economic conditions were likely to affect the quality of the services provided to the Funds; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (j) portfolio trading related issues; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Funds’ distribution plan; and (n) an annual review of the effectiveness of the Funds’ compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time (with the exception of Local Emerging Markets Debt Fund, which commenced operations in 2008) and any breakpoints in the fee rates payable by each Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the High Yield Fund’s Service Shares and the Investment Grade Credit and U.S. Mortgages Funds’ Class A and Institutional Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds (with the exception of Local Emerging Markets Debt Fund, which commenced operations in 2008) and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Funds and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of Local Emerging Markets Debt Fund, which commenced operations in 2008) to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis (other than Local Emerging Markets Debt Fund, which had only year-to-date performance through December 31, 2008) relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008, to the extent that each Fund had been in existence for those periods. The Independent Trustees also compared the performance of the U.S. Mortgages and High Yield Funds to that of the Investment Adviser’s institutional composites of the performance of other accounts having similar investment objectives and policies (the investment objectives and policies of the other Funds were not sufficiently similar to those of any of the Investment Adviser’s institutional composites). In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions, credit and duration parameters, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations.
The Trustees noted that Local Emerging Markets Debt Fund commenced operations in 2008 and had provided a reasonable level of performance to investors in light of its investment policies and given prevailing conditions in the markets in which the Fund invests. In connection with the performance of the Investment Grade Credit and the U.S. Mortgages Funds, the Trustees noted that the Funds’ recent performance challenges were attributable in large part to investments in certain asset classes, such as non-agency mortgage-backed securities or corporate debt issued by financial services companies, that performed poorly in 2008 due to investor aversion to risk and resulting market illiquidity, which depressed the prices of these securities. The Trustees recognized that the market events of 2008 were in many respects unprecedented, and that there was potential for the Funds to recover some of the unrealized losses on certain portfolio holdings in the future. With respect to Emerging Markets Debt and High Yield Funds, the Trustees believed that the Funds had provided investment performance within a competitive range for long-term investors. With respect to each Fund, the Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Local Emerging Markets Debt Fund, since 2008), comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees payable by the U.S. Mortgages and Investment Grade Credit Funds, as well as Goldman Sachs’ voluntary undertaking to waive a portion of the transfer agency fees attributable to Institutional and Separate Account Institutional Shares of U.S. Mortgages and Investment Grade Credit Funds. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007 (2008 only for Local Emerging Markets Debt Fund), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Emerging	High	Investment	Local Emerging	U.S.
Average Daily	Markets	Yield	Grade	Markets Debt	Mortgages
Net Assets	Debt Fund	Fund	Credit Fund	Fund	Fund

First $1 billion	0.80%	0.70%	0.40%	0.90%	0.40%
Next $1 billion	0.80	0.70	0.36	0.90	0.36
Next $3 billion	0.72	0.63	0.34	0.81	0.34
Next $3 billion	0.68	0.60	0.33	0.77	0.33
Over $8 billion	0.67	0.59	0.32	0.75	0.32

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the voluntary undertakings of the Investment Adviser and Goldman Sachs to limit certain fees and other expenses to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2010.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $761 billion in assets under management as of June 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small Cap Value Fund
■ Small/Mid Cap Growth Fund

Structured Equity
■ Balanced Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity
Fund
■ Structured International Tax-
Managed Equity Fund
■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio
Retirement Strategies[2]
Fundamental Equity International
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An Investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Select Satellite category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President Peter V. Bonanno, Secretary George F. Travers, Principal Financial Officer* Scott M. McHugh, Treasurer* * Effective October 16, 2009

GOLDMAN, SACHS & CO Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2009 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (”SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Copyright 2009 Goldman, Sachs & Co.  All rights reserved.  29080.MF.TMPL SSFISAR09/109K/11-09

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: December 2, 2009

/s/ George F. Travers

By: George F. Travers
Chief Financial Officer of
Goldman Sachs Trust

Date: December 2, 2009